                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [ ]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:


        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:


        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:


        -----------------------------------------------------------------------

   (5)  Total fee paid:

        $ 7,515.00
        -----------------------------------------------------------------------

   [X]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        $ 7,515.00
        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        Schedule 14A
        -----------------------------------------------------------------------

   (3)  Filing Party:

        Communications World International, Inc., the Registrant
        -----------------------------------------------------------------------

   (4)  Date Filed:

        April 19, 2000
        -----------------------------------------------------------------------

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.

                         SPECIAL MEETING OF SHAREHOLDERS

                    PROPOSED MERGER - YOUR VOTE IS IMPORTANT

         The Boards of Directors of Communications World International, Inc. ("CommWorld") and Business Products, Inc. ("BPI") have unanimously approved a merger in which BPI will become a wholly-owned subsidiary of CommWorld. The combined company will benefit from the complimentary strengths of CommWorld and BPI and will be led by Mike St. John, who will be named president and CEO of the combined company.

         In the merger, the shareholders of BPI will receive 12,600,000 shares of CommWorld common stock and warrants to purchase up to 3,000,000 shares of CommWorld common stock. The merger will not change the aggregate number of shares of CommWorld common stock held by CommWorld shareholders before the merger. However, the CommWorld shareholders' ownership percentage of the total shares outstanding will decrease as a result of the merger.

         Shareholders of CommWorld are being asked, at CommWorld's special meeting of Shareholders, to approve the merger. The Board of CommWorld has determined that the merger is advisable and in the best interest of CommWorld shareholders and recommends that they vote in favor of the merger. Shareholders of CommWorld are also being asked, at CommWorld's special meeting of Shareholders, to approve:

         o A proposal to amend CommWorld's Articles of Incorporation to increase the number of authorized shares of CommWorld common stock from 25,000,000 shares to 75,000,000;

         o A proposal to amend CommWorld's 1998 Stock Incentive Plan to increase the number of shares of common stock available for Plan purposes by 1,500,000 for a total of 2,500,000 shares.

         YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the CommWorld special meeting, please take the time to vote by completing and mailing the enclosed proxy card to CommWorld.

         The CommWorld special meeting will be held at CommWorld's executive offices, 7388 South Revere Parkway, Englewood, Colorado 80112 at 10:00 A.M., local time, on June 9, 2000.

         CommWorld's common stock trades on the Electronic Bulletin Board system under the symbol " CWII." BPI's common stock is closely held and is not traded in any public market.

         The proxy statement provides you with detailed information about the proposed merger and the other proposals. In addition, you may obtain information about CommWorld from documents that CommWorld has filed with the Securities and Exchange Commission. We encourage you to read the proxy statement carefully.

         FOR A DESCRIPTION OF CERTAIN SIGNIFICANT CONSIDERATIONS IN CONNECTION WITH THE MERGER AND RELATED MATTERS DESCRIBED IN THE PROXY STATEMENT, SEE "RISK FACTORS" BEGINNING ON PAGE 7.

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE COMMWORLD COMMON STOCK OR WARRANTS TO BE ISSUED IN THE MERGER OR DETERMINED IF THE PROXY STATEMENT IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         This proxy statement is dated May 5, 2000, and is first being mailed to CommWorld shareholders on or about May 8, 2000.

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
                            7388 SOUTH REVERE PARKWAY
                            ENGLEWOOD, COLORADO 80112

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 9, 2000



         To The Shareholders Of Communications World International, Inc.:

         A special meeting of Shareholders of Communications World International, Inc. ("CommWorld" or the "Company") will be held at 10:00 A.M., local time, on June 9, 2000, at CommWorld's executive offices, 7388 South Revere Parkway, Englewood, Colorado 80112, for the following purposes:

         1. To consider and vote upon a proposal to adopt the Agreement dated March 10, 2000, as amended, among CommWorld, Digital Telecom, Incorporated ("DTI"), a wholly-owned subsidiary of CommWorld, and Business Products, Inc. ("BPI"), pursuant to which BPI will be merged with and into DTI, and DTI's name will be changed to Business Products, Inc. and will continue as a wholly-owned subsidiary of CommWorld;

         2. To consider and vote upon a proposal to approve an amendment to CommWorld's Articles of Incorporation to increase the number of authorized shares of CommWorld common stock from 25,000,000 to 75,000,000. The increase in authorized shares will become effective in connection with the merger. If the merger is not completed for any reason whatsoever, the increase in authorized shares will not become effective even if the shareholders have approved the increase;

         3. To consider and vote upon a proposal to amend CommWorld's 1998 Stock Incentive Plan to increase the number of shares of CommWorld common stock available for Plan purposes by 1,500,000 shares for a total of 2,500,000 shares; and

         4. To transact such other business as may properly come before the CommWorld special meeting or any adjournments or postponements thereof.

         CommWorld's Board has unanimously approved the proposals and recommends that you vote "FOR" approval of these proposals. We have described these proposals in more detail in the proxy statement, which you should read before voting. A copy of the merger agreement is attached as Annex A.

         The close of business on April 18, 2000 has been fixed by CommWorld's Board as the record date for the determination of shareholders entitled to notice of and to vote at the CommWorld special meeting or any adjournment or postponement. Only holders of record of CommWorld common stock at the close of business on the record date may vote at the CommWorld special meeting. A complete list of the shareholders entitled to vote at the special meeting will be available for examination at CommWorld's executive offices in Englewood, Colorado by any holder of CommWorld common stock. The affirmative vote of a majority of the outstanding shares of CommWorld common stock is required to approve the merger agreement and the amendment to the Articles of Incorporation. The proposal to amend the Plan must be approved by a majority of the votes cast on the proposal.

         All CommWorld shareholders are cordially invited to attend the special meeting in person. However, to ensure your representation at the special meeting, you are urged to vote your shares by completing, signing and returning the enclosed proxy card as promptly as possible in the enclosed envelope. You may revoke your proxy in the manner described in the proxy statement at any time before it is voted at the special meeting. Executed proxy cards with no instructions indicated thereon will be voted "FOR" approval of the merger agreement, the amendment to the Articles of Incorporation and the Plan.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ DAVID E. WELCH
                                          --------------------------------------
Englewood, Colorado                       David E. Welch
May 5, 2000                               Secretary

                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE MERGER........................................1

SUMMARY.......................................................................2
     The Companies............................................................2
     The Merger...............................................................3
     Other Proposals..........................................................5
     Market Price Information.................................................6

RISK FACTORS..................................................................7
     Risks Relating to the Merger.............................................7
     Risks Relating To The Business Of CommWorld After The Merger.............9

THE SPECIAL MEETING..........................................................15
     Date, Time and Place....................................................15
     Purpose.................................................................16
     CommWorld Board Recommendation..........................................16
     Record Date, Outstanding Shares and Voting Rights.......................16
     Vote Required; Quorum...................................................16
     Voting of Proxies.......................................................17
     How You May Revoke Or Change Your Vote..................................17
     Costs Of Solicitation...................................................17

THE MERGER...................................................................18
     Background Of The Merger................................................18
     CommWorld's Reasons For The Merger......................................20
     Opinion Of Stifel.......................................................22
     Valuation Analysis Of BPI...............................................24
     Accounting Treatment....................................................26
     Tax Consequences To CommWorld Shareholders and CommWorld................27
     Appraisal Rights........................................................27
     Interests Of CommWorld Executive Officers and Directors.................27

THE MERGER AGREEMENT.........................................................27
     The Merger..............................................................27
     Conversion Of Securities................................................28
     Conduct Of Business Prior To The Merger.................................28
     Limitation On Discussing Or Negotiating Other Acquisition Proposals.....29
     Conditions of the Merger................................................29
     Termination, Amendment And Waiver.......................................30

AMENDMENT TO THE ARTICLES OF INCORPORATION...................................31
     Increase in Authorized Common Stock.....................................31
     Purpose And Effect Of The Amendment.....................................31

PROPOSAL TO AMEND THE 1998 STOCK INCENTIVE PLAN..............................32
     Purpose.................................................................32
     Administration..........................................................32
     Eligible Participants...................................................32
     Shares Authorized.......................................................33
     Types of Options........................................................33
     Federal Income Tax Consequences.........................................33
     Adjustments.............................................................34
     Transferability.........................................................34
     Amendments..............................................................35
     Term....................................................................35
     Vote Required...........................................................35

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS..................35

COMMWORLD MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
     AND RESULTS OF OPERATIONS...............................................43
     Results of Operations...................................................43
     Liquidity and Capital Resources.........................................48

BUSINESS OF COMMWORLD .......................................................49
     Business Development....................................................49
     Franchise Program.......................................................50
     Competition.............................................................52
     Product Supply..........................................................52
     Regulation..............................................................53
     Employees...............................................................53

BPI MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
     CONDITION AND RESULTS OF OPERATIONS.....................................53
     Results of Operations...................................................53

BUSINESS OF BPI..............................................................55
     Overview................................................................55
     Evolution of BPI........................................................56
     Products and Services...................................................57
     Directors, Officers and Key Personnel...................................59
     Leases and Significant Contracts........................................60
     Related Party Transactions..............................................61

DESCRIPTION OF COMMWORLD CAPITAL STOCK.......................................62
     CommWorld Common Stock..................................................62
     CommWorld Preferred Stock...............................................62
     Series C Preferred Stock................................................63

INDEPENDENT ACCOUNTANTS......................................................63

SHAREHOLDER PROPOSALS........................................................63

LEGAL MATTERS................................................................63

WHERE YOU CAN FIND MORE INFORMATION..........................................64

FORWARD LOOKING STATEMENTS...................................................64

INDEX TO FINANCIAL STATEMENTS................................................65


LIST OF ANNEXES

     ANNEX A - MERGER AGREEMENT

     ANNEX B - OPINION OF STIFEL, NICOLAUS & COMPANY, INC.

     ANNEX C - AMENDMENT TO THE COMMWORLD ARTICLES OF INCORPORATION

     ANNEX D - 1998 STOCK INCENTIVE PLAN, AS AMENDED

                     QUESTIONS AND ANSWERS ABOUT THE MERGER


Q:   WHY IS COMMWORLD PROPOSING THIS MERGER?

A: CommWorld is proposing the merger with BPI because we believe the resulting combination will create a stronger, more competitive company capable of achieving greater financial strength, operational efficiencies, earning power and growth potential than CommWorld would have on its own.

Q:   WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

A: We are working toward completing the merger as quickly as possible. We expect the merger to occur within two business days after all conditions to the merger, including obtaining shareholder approval, have been satisfied. We currently expect to complete the merger in the first quarter of our fiscal year 2001.

Q:   WHAT DO I NEED TO DO NOW?

A: We urge you to read this proxy statement carefully, including its annexes, and to consider how the merger affects you as a shareholder.

Q:   HOW DO I VOTE?

A: You should simply indicate on your proxy card how you want to vote and sign and mail your proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the CommWorld special meeting.

Q:   WHAT HAPPENS IF I DON'T RETURN THE PROXY CARD?

A: The failure to return your proxy card will have the effect as voting against the merger and the other proposals.

Q: IF MY COMMWORLD SHARES ARE HELD IN A BROKERAGE ACCOUNT, WILL MY BROKER VOTE MY SHARES FOR ME?

A: Your broker will not be able to vote your shares without instruction from you. You should instruct your broker to vote your shares, following the procedure provided by your broker.

Q:   MAY I CHANGE MY VOTE?

A: Yes. You may change your vote at any time before your proxy is voted at the CommWorld special meeting by following the instructions on page 17.

Q:   WILL I NEED TO SEND IN MY STOCK CERTIFICATES IN CONNECTION WITH THE MERGER?

A:   No. CommWorld shareholders will not exchange their stock certificates.

Q:   WHO CAN HELP ANSWER MY QUESTIONS?

A: If you would like additional copies of this proxy statement or if you have questions about the merger or other proposals, including the procedures for voting your shares, you should contact CommWorld at (303) 566-1105.

                                     SUMMARY

         This summary, together with the preceding Questions and Answers section, highlights selected information from this proxy statement and may not contain all of the information that is important to you. To understand the merger fully and for a more complete description of the legal terms in the merger, you should read carefully this entire proxy statement and the other available information referred to in "Where You Can Find More Information" on page 64. The merger agreement is included as Annex A to this proxy statement. It is the legal document that governs the merger. Information in this proxy statement regarding BPI has been supplied by BPI. BPI has not provided or independently reviewed information in this proxy statement which does not specifically concern BPI. We have included page references parenthetically to direct you to a more complete description of the topics presented in this summary.





                                  THE COMPANIES

Communications World International, Inc.
7388 South Revere Parkway
Englewood, Colorado  80112
(303) 721-8200

CommWorld, based in Englewood, Colorado, is a provider of BPI, headquartered in Littleton, Colorado, is a telephony technical services and solutions through its regional integrated technology service provider in offices located in the greater Denver, Dallas and Houston network design, communications, and integration. BPI markets and to national companies through its national designs, sells and supports network operating systems accounts program. CommWorld's core services include PBX and their hardware platforms.

Business Products, Inc.
8136 South Grant Way
Littleton, Colorado 80122
(303) 798-6136

BPI also has offices in engineering, installation and technical support services Salt Lake City and Seattle. to customers and to large communications companies; small and medium business telephony solutions; multi-site installations and coordinations; and ongoing technical customer service.

                                   THE MERGER

         The merger agreement, as amended, is attached to this proxy statement as Annex A. We encourage you to read the merger agreement as it is the legal document that governs the merger.

OWNERSHIP OF COMMWORLD FOLLOWING THE MERGER

The BPI shareholders will receive 12.6 million shares of CommWorld common stock in the merger, and warrants to purchase up to 3 million shares of CommWorld common stock. BPI is a closely-held corporation, and substantially all of the BPI common stock is owned by Mike St. John, President of BPI, and his father, Tony St. John, who was the founder of BPI.

THE BOARD AND MANAGEMENT OF COMMWORLD FOLLOWING THE MERGER

Following the completion of the merger, CommWorld's Board will consist of:

(1)      Two designees of Mike St. John:
         Mike St. John;
         J. Scott Swenson; and

(2)      The four current CommWorld Directors:
         Samuel D. Addoms
         Lionel Brown
         Jim Ciccarelli
         James M. Corboy

Following completion of the merger, Mike St. John will become president and chief executive officer of CommWorld. Jim Ciccarelli, who is currently chief executive officer and chairman of the board of directors of CommWorld, will remain as chairman of the board. Lionel Brown and David Welch will continue as officers of CommWorld.

VOTES REQUIRED (PAGE 16)

The proposals to approve the merger agreement and to amend the CommWorld Articles of Incorporation must be approved by the holders of a majority of outstanding shares of CommWorld common stock. If the merger is not completed for any reason whatsoever, the amendment to the Articles of Incorporation will not become effective, even if the CommWorld shareholders have approved the amendment. The proposal to amend the 1998 Stock Incentive Plan must be approved by a majority of the votes cast on the proposal.

RECOMMENDATIONS TO SHAREHOLDERS
(PAGE 16)

The CommWorld Board believes that the merger is advisable and is in your best interest and unanimously recommends that you vote for the merger and the other proposals.

OPINION OF FINANCIAL ADVISOR (PAGE 22)

In deciding to approve the merger, the CommWorld Board considered the opinion of CommWorld's financial advisor, Stifel, Nicolaus & Company, Inc., to the effect that the issuance of CommWorld stock and warrants to the BPI shareholders is fair, from a financial point of view, to the CommWorld shareholders.

This opinion describes the basis and assumptions on which it was rendered and is attached as Annex B. You should read this opinion in its entirety.

RISKS ASSOCIATED WITH THE MERGER (PAGE 7)

You should be aware of and carefully consider the risks relating to the merger described under "Risk Factors." These risks include the possible difficulties in combining two companies that have previously operated independently.

CONDITIONS TO THE MERGER (PAGE 29)

CommWorld will complete the merger only if the conditions to the merger are satisfied or in some cases waived, including the following:

o The adoption and approval of the merger agreement by the CommWorld shareholders;

o The approval of the amendment to the CommWorld articles of incorporation to increase the authorized common stock to 75,000,000 shares;

o The approval of the increase in authorized shares to 2,500,000 under the 1998 Stock Incentive Plan by the CommWorld shareholders;

o    The absence of any law or court order that prohibits the merger;

o    Receipt of all necessary third party consents;

o    The absence of any material adverse change affecting BPI or CommWorld;

o The signing of employment agreements with CommWorld by Lionel Brown, Jim Ciccarelli and Mike St. John.

Either BPI or CommWorld may choose to complete the merger even though a condition has not been satisfied if the law allows them to do so.

TERMINATION OF THE MERGER AGREEMENT (PAGE 30)

BPI and CommWorld can agree to terminate the merger agreement at any time, even after CommWorld shareholder approval. In addition, either BPI or CommWorld can terminate the merger agreement in various circumstances, including if the merger has not been completed by June 30, 2000.

NO SOLICITATION (PAGE 29)

CommWorld and BPI have each agreed not to initiate or engage in any discussions with another party regarding a business combination while the merger is pending, without the other company's consent.

ACCOUNTING TREATMENT (PAGE 26)

The merger will, for accounting purposes, be treated as a reverse acquisition, with BPI deemed to be the acquiring party and CommWorld being deemed to be the acquired party. The merger will be accounted for using the purchase method of accounting.

                                 OTHER PROPOSALS


AMENDMENT TO COMMWORLD'S ARTICLES OF INCORPORATION (PAGE 31)

At the special meeting, you will consider an amendment to CommWorld's Articles of Incorporation to increase the number of authorized shares of CommWorld common stock from 25,000,000 to 75,000,000.

AMENDMENT TO 1998 STOCK INCENTIVE PLAN (PAGE 32)

At the special meeting, you will be asked to consider an amendment to the 1998 Stock Incentive Plan to increase the number of shares of CommWorld common stock available for Plan purposes by 1,500,000 shares for a total of 2,500,000 shares.

                            MARKET PRICE INFORMATION

         CommWorld common stock trades on the Electronic Bulletin Board system under the symbol " CWII." BPI stock is not traded in the over-the-counter market, as BPI is a closely-held corporation. Set forth in the following table are high and low bid quotations for each quarter in the fiscal years ended April 30, 1999 and 1998 and the first three quarters of the fiscal year ending April 30, 2000. Prior to the quarter ended January 31, 2000, trading in CommWorld common stock was limited and sporadic. The quotations below represent inter-dealer quotations without retail markups, markdowns or commissions, and may not represent actual transactions.

                                                 COMMWORLD COMMON STOCK
FISCAL 1998                                        HIGH            LOW
                                                   ----            ---

July 31, 1997                                       $1.56          $1.00

October 31, 1997                                     2.50           1.06

January 31, 1998                                     2.68           2.00

April 30, 1998                                       2.38           1.25

FISCAL 1999

July 31, 1998                                        2.25           1.75

October 31, 1998                                     1.75            .72

January 31, 1999                                     1.13            .90

April 30, 1999                                       1.50           1.13

FISCAL 2000

July 31, 1999                                        1.31           1.06

October 31, 1999                                     1.44            .94

January 31, 2000                                     2.38           1.00

April 30, 2000 (through April 14, 2000)              5.06           1.88



CommWorld has not paid any dividends on the CommWorld common stock and does not anticipate paying cash dividends on the CommWorld common stock in the foreseeable future. It is anticipated that any earnings after the merger would be retained to help finance the growth of the combined companies. CommWorld is currently precluded from paying dividends without the consent of its accounts receivable financing company.

                                  RISK FACTORS

         In deciding whether to approve the merger and other proposals, you should consider the following risks related to the merger and to your investment in the combined company following the merger. You should consider carefully these risks along with the other information in this proxy statement and the documents to which we have referred. See "Where You Can Find More Information" on page 64.

RISKS RELATING TO THE MERGER

When You Vote On The Merger, You Will Not Know The Market Value Of The CommWorld Common Stock To Be Issued In The Merger.

         Upon completion of the merger, the shareholders of BPI will receive
12.6 million shares of CommWorld common stock and warrants to purchase up to an additional 3.0 million shares of CommWorld common stock. As the amount of securities to be issued to the shareholders of BPI is fixed, there will be no change even if the market price of CommWorld common stock changes. There is no right to terminate the merger agreement based on a change in CommWorld's stock price. The price of CommWorld common stock at the completion of the merger may vary from its price on the date of this proxy statement and on the date of the special meeting. Accordingly, shareholders will not know the specific value of CommWorld securities to be issued upon completion of the merger when they vote on the merger.

Although CommWorld And BPI Expect That The Merger Will Result In Benefits, Those Benefits May Not Be Realized.

         CommWorld and BPI entered into the merger agreement with the expectation that the merger will result in certain benefits, including an enhanced ability to achieve earnings, improved cash flow to fund future growth and additional acquisitions, greater capability to achieve additional financing and operational efficiencies. Achieving the benefits of the merger will depend in part on the integration of CommWorld's and BPI's technology, operations and personnel in a timely and efficient manner. The combination of these companies will require substantial attention from management. The diversion of management attention and any difficulties encountered in the transition and integration process could have a material adverse effect on CommWorld's business, financial condition and operating results. There can be no assurance that CommWorld and BPI can be successfully integrated or that any of the anticipated benefits will be realized.

Failure To Complete The Merger Could Negatively Impact CommWorld's Stock Price And Future Business And Operations.

         If the merger is not completed for any reason, CommWorld may be subject to a number of material risks, including the following:

         o The price of CommWorld common stock may decline to the extent that the current market price of CommWorld common stock reflects a market assumption that the merger will be completed; and

         o Certain costs related to the merger, such as legal, accounting and financial advisor fees, must be paid and expensed even if the merger is not completed.

         In addition, if the merger is terminated and CommWorld's Board determines to seek another merger or business combination, there can be no assurance that it will be able to find a partner willing to agree to more attractive terms than those which have been negotiated for in the merger.

         Also, current and prospective CommWorld and BPI employees may experience uncertainty about their future role with the combined company until integration strategies are announced or executed. This may adversely affect their ability to attract and retain key management and technical personnel.

As A Result Of The Merger, A Significant Number Of Shares Of CommWorld Common Stock Will Be Owned By Members Of The St. John Family. If Any Of Them Were To Sell Shares Of CommWorld Common Stock, The Sale Could Cause The Market Price Of CommWorld Common Stock To Drop Significantly.

         As a result of the merger, approximately 12.6 million shares of CommWorld common stock, and warrants to purchase up to an additional 3.0 million shares of CommWorld common stock, will be owned by Mike St. John, chief executive officer of BPI, his father, Anton St. John, who was the founder of BPI, and a trust in which members of the St. John family are beneficiaries. The amount of CommWorld stock and warrants to be received by each person is set forth in the table below. The CommWorld securities being issued to the BPI shareholders in the merger will not be registered under the Securities Act of 1933, as amended, and no registration rights have been granted to the BPI shareholders. However, because of their shareholdings these persons would likely be in a position to cause CommWorld to register their CommWorld securities for public sale, if they desired. Anton St. John is 76 years old and has informed CommWorld that he may desire to transfer some of the CommWorld stock for estate planning purposes. Such transfers may be to members of his family, or in sale transactions, privately or publicly, to obtain additional liquidity. If any member of the St. John family were to sell shares of CommWorld common stock or if the market perceives that any member of the St. John family intends to sell shares, the market price of CommWorld common stock could drop significantly, even if CommWorld's business is doing well.

                COMMWORLD SECURITIES TO BE RECEIVED IN THE MERGER

                                                             WARRANTS TO
                                      SHARES OF            PURCHASE SHARES
                 NAME               COMMON STOCK           OF COMMON STOCK
                 ----               ------------           ---------------

         Mike St. John               6,804,000               3,000,000
         Anton St. John              5,628,000                     -0-
         Anton St. John Trust          168,000                     -0-

The Concentration Of Voting Power In A Small Number Of Shareholders May Frustrate Beneficial Transactions.

         Upon completion of the merger, the members of the St. John family will beneficially own approximately 62% of CommWorld's outstanding common stock, without giving effect to the exercise of any of the warrants issued to them in connection with the merger or the exercise or conversion of other currently outstanding securities of CommWorld. As they, in their capacity as shareholders, may not owe a fiduciary duty to other CommWorld shareholders, they may individually decide not to accept transactions that may otherwise be beneficial to other CommWorld shareholders. Unless other issuances of common stock dilute their interests as shareholders, they will effectively have the voting power to prevent takeover transactions. This could discourage or make more difficult a merger, tender offer, proxy contest or acquisition of a significant portion of CommWorld common stock even if that event potentially would be favorable to the interests of the other CommWorld shareholders.

         In addition, although the current members of the CommWorld Board will continue in their positions immediately following the merger, because the St. John family will own a majority of the CommWorld common stock, they will be in a position to replace these directors, and to elect all of the members of the CommWorld Board.

Risks Relating To The Business Of CommWorld After The Merger

Recent Operating Losses; Accumulated Deficit

         For the quarter ended January 31, 2000, CommWorld reported a loss of $366,000, as compared to a loss of $830,000 for the quarter ended January 31, 1999, which included a loss from continuing operations of $416,000. CommWorld reported a loss from continuing operations of $1,351,000 for the fiscal year ended April 30, 1999. CommWorld had an accumulated deficit at January 31, 2000 of approximately $8,013,000. Management believes much of the loss in previous periods has been related to CommWorld's acquisition efforts, increase in interest expense, increases in allowance for doubtful accounts, and a reduction in gross margins in CommWorld's company-owned segment of operations. In addition, CommWorld's losses have been a direct result of the increased level of general and administrative expense associated with its direct sales efforts. Although CommWorld made significant changes in its management personnel in fiscal 1999, there can be no assurance CommWorld will be more successful in its operations, or that the acquisition candidates selected by the new management will enable CommWorld to be profitable in the future. For additional information regarding CommWorld's operations, see "CommWorld Management's Discussion And Analysis Of Financial Condition And Results Of Operations" on page 43.

Lack of Working Capital; Need for Additional Financing

         CommWorld's operations have historically been adversely affected by a lack of working capital. CommWorld uses a line of credit from a lending institution, which is limited to the extent of available collateral. CommWorld's line of credit is currently fully utilized to the extent of available collateral. The lack of available funding impedes CommWorld's ability to fund additional equipment purchases and to expand its business operations. Although CommWorld's working capital deficit was reduced by approximately $571,000 at January 31, 2000 as compared to April 30, 1999, CommWorld expects to continue its efforts to obtain additional capital to improve its liquidity. CommWorld has no firm commitments from any source and there can be no assurance CommWorld will obtain additional capital. Moreover, due to CommWorld's historically poor liquidity and operating results and the absence of a Nasdaq listing for its common stock, the cost of obtaining additional capital is expected to be significant.

Changes In Technology

         The interconnect industry in which CommWorld operates has experienced rapid technological advances and, in order to satisfy customer demands, CommWorld has to offer the latest available equipment and services. Although CommWorld has established relationships with several major suppliers of telephone interconnect equipment, in the event other suppliers offer more advanced equipment, there is no assurance CommWorld would be able to establish satisfactory relationships with these other manufacturers.

Industry Competition And Challenges For BPI.

         The information technology services industry in which BPI operates is extremely competitive and characterized by continuous changes in customer requirements and improvements in technologies. BPI's competition varies significantly by the type of service provided. BPI believes that no one competitor dominates in the market BPI serves, but many of BPI's competitors are larger and have greater financial, technical sales and marketing resources than BPI. In addition, BPI at times must compete with a customer's own internal information technology staff. Furthermore, BPI can be expected to encounter additional competition as it strives to enter new markets. In order to maintain and develop new customer relationships, BPI must offer its services at competitive rates and be able to stay abreast of evolving challenges and developments in the information technology and systems integration services marketplace. There can be no assurance that BPI will be able to compete effectively on pricing or other requirements and, as a result, BPI could lose customers or be unable to maintain its profitability and regional prominence.

         BPI's future success will also depend in part on its ability to hire and retain properly trained technical personnel who can address the changing and increasingly sophisticated needs of its customers. In particular, competition for qualified project managers and professionals with certain specialized skills, such as working knowledge of certain technologies, is intense.

Potential Loss Of Major Customers Of BPI.

         At present, BPI realizes a significant portion of its revenues from AT&T (approximately 34.2% of sales for the nine months ended January 31, 2000, and 22.9% for the year ended April 30, 1999) and other large customer accounts. There can be no assurance that BPI can maintain this customer base nor continue to utilize the exposure and reputation that BPI has established in the industry marketplace to date by virtue of BPI's service to these customers. Loss of one or more of these larger customers could have a material negative impact on BPI's business, financial condition and results of operation. Although BPI management believes that BPI may be reasonably positioned to compensate for such potential attrition by capturing new customers, there is no certainty that this would occur.

Attrition Among Key Members Of BPI Management.

         CommWorld believes Mike St. John's departure from BPI, or the loss of any of BPI's key management or technical personnel, could have a material negative impact on BPI's business, operations and profitability. A condition to completion of the merger is an employment agreement between CommWorld and Mike St. John.

Dependence By BPI On Third-Party Hardware And Software Vendors.

         The network systems solutions delivered by BPI utilize products of third-party hardware and software vendors. A significant portion of BPI's revenues are derived from the purchase and resale of these products. Although BPI operates under various agreements with certain product vendors, there can be no assurance that these agreements will be renewed. Any significant adverse change in any of these relationships could have a material effect on BPI's business, financial condition and results of operation.

Relationships With Suppliers

          Although CommWorld has established relationships with several suppliers of telephone equipment including NEC, Toshiba America Information Systems, Inc. ("TAIS"), Comdial, Inc., Panasonic Communications & Systems Company, a division of Matsushita Electric Corporation of America, and Sprint/North Supply, Inc., there is no assurance CommWorld will continue to be able to maintain these relationships, and to purchase products under advantageous terms and conditions from its suppliers. This may adversely affect CommWorld's ability to offer products to its customers. CommWorld has not been granted exclusive rights to any sales area by its suppliers, and certain suppliers, such as Sprint, may sell directly to end users. CommWorld's largest supplier, TAIS, does not typically sell to end users, but does service certain large accounts, and may compete with CommWorld.

          TAIS provided approximately 68% of the inventory and products purchased by CommWorld during the nine months ended January 31, 2000 while offering flexible credit terms. In December 1995, CommWorld negotiated a restructuring of its obligations with TAIS, which included a requirement that CommWorld use proceeds from future financings to prepay the debt owed to TAIS. TAIS has cooperated with CommWorld in waiving this provision to accommodate CommWorld's capital needs. Although CommWorld believes it should be able to meet its immediate obligations to TAIS and other working capital requirements, CommWorld believes that its ability to meet its obligations to TAIS and other material obligations will be dependent upon the success of its acquisition program and its plan to increase revenues, improve gross profit margins and contain general and administrative expenses, which will also be dependent upon obtaining additional financing. The availability of such financing is not assured. If CommWorld's relationship with TAIS were to cease or to deteriorate, it could have a significant adverse impact on CommWorld's operations.

Lack Of Information Regarding Acquisition Candidates

         Acquisitions of other companies in the telecommunications industry is a principal strategic objective of CommWorld. During fiscal 2000, CommWorld has made three acquisitions. CommWorld has identified other candidates for acquisition, but has no firm arrangements for acquisition. Although management of CommWorld will endeavor to evaluate the risks inherent in any particular acquisition candidate, there can be no assurance CommWorld will properly ascertain all such risks. Management of CommWorld will have virtually unrestricted flexibility in identifying and selecting prospective acquisition candidates and may have broad discretion with respect to the specific application of proceeds of future financing.

         Although CommWorld intends to consider the ability of the management of a prospective acquisition candidate in connection with evaluating the desirability of effecting a business combination, there can be no assurance that CommWorld's assessment of management will prove to be correct. CommWorld does not intend to rely upon the assistance of outside consultants to assess the management skills of acquisition candidates. In addition, there can be no assurance management of the acquired companies will have the necessary skills to manage a company intending to implement an aggressive acquisition program.

Appropriate Acquisitions May Not Be Available

         Results of CommWorld's business plan are dependent upon CommWorld's ability to identify, attract and acquire attractive acquisition candidates, which may take considerable time. No assurances can be given whether CommWorld will be successful in identifying, attracting or acquiring desirable acquisition candidates, whether such candidates will be successfully integrated into CommWorld, or if the acquisition candidates, once acquired, will be profitable. The failure to complete acquisitions or to operate the acquired companies profitably could be expected to have a material adverse effect on CommWorld's business, financial condition and results of operations.

Integration Of Acquisitions

         CommWorld's strategic objective, which is subject to additional financing, anticipates an aggressive acquisition program. The success of CommWorld will depend, in part, on CommWorld's ability to integrate the operations of the acquired companies. There can be no assurance CommWorld's management team will effectively be able to oversee the combined entity and implement CommWorld's operating and growth strategies. No assurance can be given CommWorld will be able to successfully integrate any future acquisitions without substantial cost, delays or other problems. The cost of integration could have an adverse effect on short-term operating results. Such costs could include severance payments to employees of such acquired companies, restructuring charges associated with the acquisitions and expenses associated with the change of control.

         There can be no assurance CommWorld will be able to execute successfully its consolidation strategy or anticipate all of the changing demands that successive consolidation transactions will impose on its management personnel, operational and management information systems and financial systems. The integration of newly acquired companies may also lead to diversion of management attention from other ongoing business concerns. In addition, there can be no assurance the rapid pace of acquisitions will not adversely affect CommWorld's efforts to integrate acquisitions and manage those acquisitions profitably. Any or all of these factors could have a material adverse effect on CommWorld's business, financial condition or results of operations.

Risks Related To Acquisition Financing; Leverage

         CommWorld is currently planning to obtain additional financing. If CommWorld is successful in obtaining this financing and other financing related specifically to acquisitions (of which there is no assurance) CommWorld plans to use a significant portion of its resources to pursue its business strategy for growth. The timing, size and success of CommWorld's acquisition efforts and any associated capital commitments cannot be readily predicted. CommWorld currently intends to finance future acquisitions by using shares of its common stock, cash, borrowed funds, including the issuance of promissory notes to the sellers of the companies to be acquired, or a combination thereof. If the common stock does not maintain a sufficient market value, or if potential acquisition candidates are otherwise unwilling to accept common stock as part of the consideration for the sale of their businesses, CommWorld may be required to use more of its cash resources or more borrowed funds, in each case if available, in order to initiate and maintain its acquisition program. CommWorld may also use preferred stock in connection with acquisitions. If CommWorld does not have sufficient cash resources, its growth could be limited unless it is able to obtain additional capital through debt or equity financing. There can be no assurance that CommWorld will be able to obtain any additional financing that it may need for its acquisition program on terms that CommWorld deems acceptable.

         CommWorld may borrow money to consummate future acquisitions or assume or refinance the indebtedness of acquired companies if CommWorld's management deems it beneficial to CommWorld. CommWorld anticipates it will need to borrow substantial funds to complete additional acquisitions, the availability of which is not assured. Among the possible adverse effects of borrowings are: (i) if CommWorld's operating revenues after the acquisitions are insufficient to pay debt service, there would be a risk of default and foreclosure on CommWorld's assets; (ii) if a loan agreement contains covenants requiring the maintenance of certain financial ratios or reserves, and any such covenant were breached without a waiver or re-negotiation of the terms of the covenant, then the lender could have the right to accelerate the payment of the indebtedness even if CommWorld has made all principal and interest payments when due; (iii) if the terms of a loan did not provide for amortization prior to maturity of the full amount borrowed and the "balloon" payment could not be refinanced at maturity on acceptable terms, CommWorld might be required to seek additional financing and, to the extent additional financing is not available on acceptable terms, to liquidate its assets; and (iv) if the interest rate of a loan is variable, CommWorld would be subject to interest rate fluctuations which could increase CommWorld's debt service obligations.

Consideration For Operating Companies May Substantially Exceed Asset Value

         The purchase price of CommWorld's acquisitions will not be established by independent appraisals, but generally through arm's length negotiations between CommWorld's management and representatives of such companies. The consideration paid for each such company will be based primarily on the value of such company as a going concern and not on the value of the acquired assets. Valuations of these companies determined solely by appraisals of the acquired assets are likely to be substantially less than the consideration paid for the companies. No assurance can be given the future performance of such companies will be commensurate with the consideration paid. Moreover, CommWorld expects to incur significant amortization charges resulting from consideration paid in excess of the fair value of the net assets of the companies acquired in business combinations accounted for under the purchase method of accounting.

Material Amount Of Intangible Assets

         It is likely a substantial portion of CommWorld's total assets subsequent to the acquisitions will be goodwill. Goodwill is an intangible asset representing the difference between the aggregate purchase price for the assets acquired and the amount of such purchase price allocated to such assets for purposes of the balance sheet. It is expected any acquisitions completed by CommWorld would involve amortization of goodwill over long-term periods with the amount amortized in a particular period constituting an expense for that period. Generally, CommWorld amortizes goodwill over a 20-year period. Under accounting rules, CommWorld is required to periodically evaluate if goodwill has been impaired by reviewing the cash flows of acquired companies and comparing such amounts with the carrying value of the associated goodwill. If goodwill is impaired, CommWorld would be required to write down goodwill and incur a related charge to its income. A reduction in net income resulting from the amortization or write down of goodwill could have an adverse impact upon the market price of the common stock. For additional information regarding the goodwill resulting from the merger with BPI, see "Unaudited Pro Forma Condensed Combined Financial Statements on page 35."

Hart-Scott-Rodino Requirements

         CommWorld's acquisition strategy may be subject to the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which could adversely affect the pace of CommWorld's acquisitions. In addition, acquisitions of businesses in regulated industries would subject CommWorld to regulatory requirements which could limit CommWorld's flexibility in growing and operating its businesses.

Tax Considerations

         As a general rule, federal and state tax laws and regulations have a significant impact upon the structuring of business combinations. CommWorld will evaluate the possible tax consequences of any prospective business combination and will endeavor to structure the business combination so as to achieve the most favorable tax treatment to CommWorld, the acquisition candidate and their respective shareholders. There can be no assurance, however, the Internal Revenue Service (the "IRS") or appropriate state tax authorities will ultimately assent to CommWorld's tax treatment of a consummated business combination. To the extent the IRS or state tax authorities ultimately prevail in re-characterizing the tax treatment of a business combination, there may be adverse tax consequences to CommWorld, the acquisition candidate and their respective shareholders.

Competition For Acquisitions

         CommWorld expects to encounter competition in making acquisitions from other companies with objectives similar to CommWorld, as well as from companies engaged in other acquisition type activities. Many companies have acquisition strategies similar to CommWorld in the telecommunications industry, including companies which are attempting to effect consolidations concurrent with conducting an initial public offering of securities. Consequently, CommWorld may expect competition in attracting acquisition candidates and the price to be paid for such candidates may be higher than the price which would be paid in a less competitive environment.

         Even if CommWorld is successful in obtaining additional financing and completing several acquisitions, it is likely certain of its competitors will be substantially larger than CommWorld and have greater financial resources.

Volatility Of Stock Price

          There has been significant volatility in the market price for CommWorld's common stock. The common stock is currently traded on the Electronic Bulletin Board, which may discourage investor interest in trading the common stock. On April 17, 2000, the closing bid price of CommWorld's common stock was $2.63 per share. There can be no assurance the price of the common stock will remain at or exceed current levels. Factors such as announcements relating to CommWorld's operations, acquisitions, new products and services, prices and costs of products, sales of products, new technology offered by CommWorld's competitors, government regulation or other matters may have a significant impact on the market price of CommWorld's securities.

Moreover, although trading in CommWorld's common stock has been more active recently, trading has historically been limited and sporadic, which may contribute to volatility of the market price.

Regulation Of Trading In Low-Priced Securities May Discourage Investor Interest

         Trading in CommWorld's common stock is subject to the "penny stock" rules of the Securities and Exchange Commission (the "SEC"). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document prescribed by the SEC, which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. The bid and offer quotations and the broker-dealer and salesperson compensation information must be given to the customer orally or in writing before or with the customer's confirmation. In addition, the penny stock rules require prior to a transaction in a penny stock not otherwise exempt from such rules, the broker-dealer must make a special written determination the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. CommWorld believes the penny stock rules may discourage investor interest in, and limit the marketability of, the common stock of CommWorld.

Preferred Shares Available For Issuance; Current Acquisitions And Financing
Plans

         CommWorld has 3,000,000 shares of preferred stock authorized. There are currently 10,000 shares of Series C Preferred Stock outstanding. Shares of preferred stock may be issued by CommWorld in the future without shareholder approval and upon such terms as the Board may determine. The rights of the holders of common stock will be subject to and may be affected adversely by the rights of holders of any preferred stock that may be issued in the future. The availability of preferred stock, while providing desired flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of discouraging a third party from acquiring control of the common stock of CommWorld. CommWorld presently has no definitive arrangements for any acquisitions, and there can be no assurance CommWorld will be successful in obtaining additional financing or completing any acquisitions. Moreover, the terms of any such financing and/or acquisition may not be beneficial to CommWorld.

                               THE SPECIAL MEETING

Date, Time And Place

         A special meeting of CommWorld shareholders will be held at 10:00 A.M., local time, on June 9, 2000, at CommWorld's executive offices, 7388 South Revere Parkway, Englewood, Colorado 80112. We are sending this proxy statement to you in connection with the solicitation of proxies by the CommWorld Board for use at the CommWorld special meeting and any adjournments of the CommWorld special meeting.

Purpose

         The purpose of the CommWorld special meeting is to consider and vote on the proposals to approve (1) the proposed merger pursuant to which BPI would be merged with and into DTI, a wholly-owned subsidiary of CommWorld, (2) the amendment of CommWorld's Articles of Incorporation in connection with the completion of the merger to provide that the authorized shares of common stock will be increased from 25,000,000 shares to 75,000,000 shares, and (3) the amendment of CommWorld's 1998 Stock Incentive Plan to increase the number of shares of CommWorld common stock available for Plan purposes by 1,500,000 shares for a total of 2,500,000 shares. CommWorld shareholders also may be asked to transact other business that may properly come before the CommWorld special meeting or any adjournments of the CommWorld special meeting.

CommWorld Board Recommendation

         THE COMMWORLD BOARD HAS CONCLUDED THAT THE PROPOSALS ARE ADVISABLE AND IN THE BEST INTEREST OF COMMWORLD AND ITS SHAREHOLDERS AND HAS UNANIMOUSLY APPROVED AND ADOPTED THE PROPOSALS. ACCORDINGLY, THE COMMWORLD BOARD UNANIMOUSLY RECOMMENDS THAT ALL COMMWORLD SHAREHOLDERS VOTE "FOR" APPROVAL OF EACH OF THE PROPOSALS.

Record Date, Outstanding Shares And Voting Rights

         The CommWorld Board has fixed the close of business on April 18, 2000 as the record date for the CommWorld special meeting. Only holders of record of shares of CommWorld common stock on the record date are entitled to notice of and to vote at the CommWorld special meeting. As of the record date, there were 7,867,044 outstanding shares of CommWorld common stock held by approximately 300 holders of record. At the CommWorld special meeting, each share of CommWorld common stock will be entitled to one vote on all matters. Votes may be cast at the CommWorld special meeting in person or by proxy.

Vote Required; Quorum

         The representation, in person or by proxy, of the holders of a majority of the shares of CommWorld common stock entitled to vote at the CommWorld special meeting is necessary to constitute a quorum at the CommWorld special meeting. Shares represented by a proxy marked "abstain" on any matter will be considered present for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have voted in favor of the proposal. Therefore, any proxy marked "abstain" will have the effect of a vote against the matter.

         If a broker or nominee holding shares of record for a customer indicates that it does not have discretionary authority to vote as to a particular matter, those shares, which are referred to as broker non-votes, will be considered present at the special meeting for purposes of determining a quorum and for purposes of calculating the vote. Brokers or nominees holding shares of record for customers will not be entitled to vote on the proposals unless they receive voting instructions from their customers. Accordingly, broker non-votes will not be voted in favor of approval of the proposals, meaning that shares constituting broker non-votes will have the same effect as shares voted against approval of the proposals.

         CommWorld believes that each of its directors and executive officers intends to vote his shares in favor of approval of the proposals. As of the record date, CommWorld's directors and executive officers beneficially owned approximately 1,951,625 of the outstanding shares, representing approximately 25% of the total outstanding shares of CommWorld common stock on the record date.

Voting Of Proxies

         All shares of CommWorld common stock that are entitled to vote and are represented at the CommWorld special meeting by properly executed proxies received prior to or at the special meeting, and not revoked, will be voted in accordance with your instructions. If you sign your proxy but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the CommWorld Board. Accordingly, such proxies will be voted "FOR" approval of the proposals.

         The CommWorld Board does not know of any matters other than those described in the notice of the CommWorld special meeting that are to come before the meeting. If any other matters are properly presented at the CommWorld special meeting for consideration, including, among other things, consideration of a motion to adjourn or postpone the meeting to another time and/or place for the purposes of soliciting additional proxies or allowing additional time for the satisfaction of conditions to the merger, the persons named in the proxy will have discretion to vote on such matters in accordance with their best judgment.

How You May Revoke Or Change Your Vote

         You may revoke your proxy at any time before it is voted at the special meeting by:

         o Sending written notice of revocation to the secretary of CommWorld;

         o    Submitting another proper proxy; or

         o    Attending the special meeting and voting in person.

         You should send any written notice of revocation or subsequent proxy to Communications World International, Inc., 7388 South Revere Parkway, Englewood, Colorado 80112, Attention: Secretary, or hand deliver it to the secretary of CommWorld at or before the taking of the vote at the CommWorld special meeting. If you have instructed a broker to vote your shares, you must follow directions received from the broker in order to change your vote or to vote at the CommWorld special meeting.

Costs Of Solicitation

         CommWorld will pay for preparing, printing and mailing this proxy statement. Proxies may be solicited personally or by telephone or by other means of communication by directors, officers and employees of CommWorld. These directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with the solicitation. CommWorld will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs of sending the proxy materials to beneficial owners of the shares.

                                   THE MERGER

Background Of The Merger

         On January 7, 2000, Mike St. John, president of BPI, and Jim Ciccarelli, CEO of CommWorld, met for lunch and discussed the business activities of BPI and CommWorld. During the lunch meeting, Mr. Ciccarelli asked Mr. St. John if he would be interested in discussing the possibility of a merger between BPI and CommWorld. Mr. St. John responded that BPI had been considering the possibility of a strategic transaction, and had engaged the services of CeBourn, Ltd. to assist BPI in the evaluation of potential alternatives. Mr. St. John suggested that Mr. Ciccarelli contact Bill Dews, a principal of CeBourn, to exchange preliminary information.

         Mr. Dews telephoned Mr. Ciccarelli and arranged a meeting at CeBourn's offices for January 12, 2000. During this meeting, representatives of BPI, CommWorld and CeBourn discussed the history, financial condition, results of recent operations, and business strategies for growth of both CommWorld and BPI. CommWorld agreed to provide to BPI and its representatives copies of CommWorld's reports filed with the SEC, and BPI agreed to provide CommWorld with BPI's financial statements and other information regarding the business of BPI.

         On January 13, 2000, Mr. Ciccarelli and Mr. Dews had a telephone conversation to further explore the possibilities of a merger transaction.

         On January 26, 2000, Mr. Ciccarelli met with Mr. St. John, and they had a preliminary discussion of possible terms of the merger transaction.

         On January 28, 2000, Mr. Ciccarelli met with Mr. Dews and Mr. St. John. During this meeting, there was discussion regarding the structure of the merger, the amount of CommWorld securities to be issued in the merger, and the time line for accomplishing a merger. Mr. Dews inquired whether CommWorld would be agreeable to paying cash to the BPI shareholders as part of the merger consideration. Mr. Ciccarelli noted that CommWorld's cash resources were limited, and that the possibility of including cash as part of the merger terms would necessitate CommWorld raising additional funding. Mr. Ciccarelli noted that obtaining the financing could be time consuming and could delay completion of the merger.

         On February 1, 2000, Mr. Ciccarelli met again with Mr. Dews. Mr. Dews informed Mr. Ciccarelli that the BPI shareholders would be willing to consider a merger which involved solely the issuance of CommWorld securities, without any cash consideration. Mr. Dews suggested that CommWorld prepare a term sheet.

         On February 3, 2000, Mr. Ciccarelli and David Welch, CommWorld's chief financial officer, met with Chris Jensen of Stifel, Nicolaus & Company, Inc., an investment banker, to discuss retaining Stifel to review the merger.

         On February 7, 2000, Mr. Dews telephoned Mr. Ciccarelli to discuss merger terms.

         On February 8, 2000, Mr. Ciccarelli met with Mr. Dews and Mr. St. John, and a consensus was reached that it would be desirable to continue exploring the possibility of a merger transaction.

         After this meeting, Mr. Ciccarelli engaged in discussions with each of the other CommWorld directors to discuss the possible business combination. Mr. Ciccarelli also asked Mr. Welch to consider various structuring alternatives, and the accounting and tax treatment of a possible merger transaction.

         On February 17, 2000, a meeting of the CommWorld board of directors was held to review CommWorld's operations and preliminary results for the quarter ended January 31, 2000. A substantial portion of the Board meeting was devoted to discussions of the results of preliminary discussions with Mike St. John and CeBourn, the history, management, business plan and financial statements of BPI, the preliminary discussions regarding the proposed terms of the business combination with BPI, the management structure of CommWorld after the merger, due diligence requests and evaluation of BPI, including the desirability of retaining an investment banking firm, the timing of a merger transaction, proxy statement requirements, and a sense of the Board to proceed with discussions and preparations for a merger transaction, subject to Board approval of final terms. The Board authorized management to continue discussions and preparations for a merger transaction.

         During the week of February 21, 2000, additional information was exchanged between BPI and CommWorld about their respective companies, and a preliminary draft of a proposed merger agreement was prepared. A draft of the merger agreement was distributed to BPI and its counsel.

         On February 24, 2000, a meeting was held involving Jim Ciccarelli, Bill Dews, Mike St. John, David Welch and legal counsel. It was agreed that additional due diligence review would be conducted during the next several days, with a view toward reviewing and discussing the proposed merger agreement during the following week.

         Also, on February 24, 2000, Sam Addoms, a director of CommWorld, joined Jim Ciccarelli for a tour of BPI's principal facility. After the tour, Mr. Addoms and Mr. Ciccarelli joined Mr. St. John and Mr. Welch for dinner to further acquaint themselves with each other and to discuss the business plans of CommWorld and BPI.

         On February 26, 2000, Mr. Ciccarelli, Mr. Welch and CommWorld's legal counsel met with Mr. Dews and BPI's legal counsel at CommWorld's executive offices in connection with BPI's review of information regarding CommWorld. Discussion was also held regarding terms of the transaction and obtaining additional information regarding BPI.

         On February 28, 2000, Mr. Ciccarelli met with Mr. Dews and legal counsel for BPI and CommWorld to discuss the composition of the CommWorld Board and management after the merger, the desirability of employment agreements and the terms of the merger transaction.

         On March 3, 2000, Mr. Dews telephoned Mr. Ciccarelli to inform him that Mr. St. John had determined to discontinue discussions with CommWorld regarding a merger transaction. Mr. Dews stated that he was not certain of the reasons for this determination, and that he would talk further with Mr. St. John over the weekend.

         On March 7, 2000, Mr. Dews telephoned Mr. Ciccarelli to inform him that Mr. St. John had reconsidered and wanted to pursue additional merger discussions.

         Between March 7, 2000 and March 10, 2000, representatives of BPI and CommWorld continued merger discussions and their reviews of drafts of the Merger Agreement and due diligence documents.

         On March 9, 2000, the CommWorld Board met to discuss the BPI transaction and authorize Mr. Ciccarelli to enter into the Merger Agreement on behalf of CommWorld.

         On March 10, 2000, the Merger Agreement was signed. A public announcement was made concerning the merger on the next business day, March 13, 2000.

         On March 30, 2000, the CommWorld Board met and received Stifel's oral opinion confirming that the merger was fair, from a financial point of view, to the CommWorld shareholders.

CommWorld's Reasons For The Merger

         The CommWorld Board believes that the merger agreement and the terms of the merger are fair to, and in the best interest of, CommWorld and the CommWorld shareholders. Therefore, the CommWorld Board recommends that the shareholders of CommWorld vote FOR adoption of the merger agreement.

         In reaching its recommendation, the CommWorld Board consulted with CommWorld's management, as well as CommWorld's financial and legal advisors, and considered the following material factors:

         o The growth in revenues achieved by BPI, and CommWorld's management's evaluation of BPI's prospects for continued growth;

         o CommWorld's historic liquidity problems, and the difficulty of obtaining additional financing;

         o The combined company will have greater financial flexibility and access to capital than CommWorld had on a stand alone basis, which CommWorld management believes will result in improved liquidity and lower cost of funding than CommWorld had on a stand alone basis;

         o The merger will result in the combined company being led by a management team with a track record in telecommunications, information technology, and in pursuing an acquisition strategy;

         o The combined company will be able to offer an expanded range of complimentary services. BPI provides engineering and cabling design services and CommWorld provides implementation. BPI has a staffing service and CommWorld will use this service to enhance its national account subcontractor base. Both companies provide products and services based on the Windows NT platform, which will allow them to share resources;

         o The combined company will be able to share an expanded customer base into which they will be able to market their services;

         o The combined company will have a presence in a greater number of major markets;

         o The market for the common stock of the combined company should be superior to the market for CommWorld's common stock due to larger market capitalization, greater liquidity and enhanced visibility and interest;

         o The combined company's common stock should have a greater potential for appreciation than CommWorld's common stock;

         o The structure of the merger, with CommWorld's current shareholders continuing as shareholders of the combined company, will provide CommWorld's shareholders with the opportunity to participate in the future value creation potential of the combined company; and

         o The opinion of Stifel that the merger transaction was fair from a financial point of view to CommWorld.

         In reaching the decision to recommend the merger to its shareholders, the CommWorld Board also considered additional factors including:

         o Its discussions with CommWorld's management and legal counsel regarding the results of CommWorld's investigation of BPI;

         o The strategic, operational and financial opportunities available to CommWorld in the normal course of its business compared to those that might be available to the combined company following the merger;

         o The historical and current market prices of CommWorld common stock; and

         o The proposed structure of the transaction and the other terms of the merger agreement and employment agreements with key management personnel.

         The CommWorld Board also considered certain risks and potential disadvantages associated with the merger, including:

         o The risks that the operations of the two companies may not be successfully integrated;

         o The risks that the substantial amount of goodwill that will be recorded on the combined company's balance sheet as a result of the merger could have a depressive effect on the price of the common stock and the combined company's ability to obtain additional financing;

         o The risks that the current BPI shareholders will own a majority of the combined company's common stock and will be in a position to elect all of the directors (which could include replacement of all of CommWorld's current directors), and the risk that, as majority shareholders, the combined company could be operated in a manner disadvantageous to CommWorld's current shareholders;

         o The risk that the merger might not be completed as a result of a failure to satisfy the conditions to the merger agreement; and

         o    Other matters described under "Risk Factors."

         In the judgment of the CommWorld Board, the potential benefits of the merger outweigh these considerations. The foregoing discussion of the information and factors that were given weight by the CommWorld Board is not intended to be exhaustive, but it is believed to include all material factors considered by the CommWorld Board.

         In view of the variety of factors considered in connection with its evaluation of the proposed merger and the terms of the merger agreement, the CommWorld Board did not believe it was practicable to quantify or assign relative weights to the factors considered in reaching its conclusion. In addition, individual CommWorld directors may have given different weights to different factors.

         In considering the recommendation of the CommWorld Board with respect to the merger, CommWorld shareholders should be aware that certain officers and directors of CommWorld have interests in the merger that are different from the interests of CommWorld shareholders generally. The CommWorld Board was aware of these interests and considered them in approving the merger and merger agreement. Please refer to "The Merger - Interests Of Certain Persons In The Merger" for more information about these interests.

Opinion Of Stifel

         CommWorld engaged Stifel to render an opinion that the issuance by CommWorld of its common stock and warrants to BPI in the merger was fair, from a financial point of view, to CommWorld's shareholders. Stifel is an investment banking and securities firm with membership on all principal U.S. securities exchanges. As part of its investment banking activities, Stifel is regularly engaged in the valuation of businesses and their securities in connection with merger transactions and other types of acquisitions, underwritings, sales and distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. Stifel was selected by CommWorld based on Stifel's qualifications, expertise, reputation and proximity to CommWorld. On March 30, 2000, Stifel rendered its oral opinion, subsequently confirmed in writing, to CommWorld that as of March 10, 2000, the proposed transaction was fair, from a financial point of view, to our shareholders.

         The full text of the opinion delivered by Stifel to CommWorld, dated March 10, 2000 which sets forth the assumptions made, general procedures followed, matters considered, and limitations on the scope of the review undertaken by Stifel in rendering its opinion, is attached as Annex B to this proxy statement and is incorporated herein by reference. The Stifel opinion does not constitute a recommendation to any of CommWorld's shareholders as to how the shareholders should vote with respect to the merger. The summary of the Stifel opinion set forth below is qualified in its entirety by reference to the full text of the fairness opinion. CommWorld shareholders are urged to read the opinion carefully in its entirety.

         In reviewing the merger, and in arriving at its opinion, Stifel, among other things:

         i. discussed the business, financial condition and prospects of BPI and CommWorld with certain members of senior management of BPI and CommWorld;

         ii. reviewed the consolidated financial statements for recent years and interim periods to date and certain other relevant financial and operating data of BPI and CommWorld made available to Stifel from published sources and from the internal records of BPI and CommWorld;

         iii. reviewed certain internal and financial operating information, including certain projections, both actual expected and pro forma for certain adjustments, relating to BPI and CommWorld prepared by CommWorld's management and the management of BPI;

         iv. reviewed the recent reported prices and trading activity for the CommWorld common stock and compared such information and certain financial information for BPI and CommWorld with similar information for certain other companies engaged in businesses with characteristics Stifel considered comparable;

         v. reviewed the financial terms, to the extent publicly available, of certain comparable merger and acquisition transactions;

         vi.  reviewed the merger agreement and the related agreements; and

         vii. performed such other analyses and examinations and considered such other information, financial studies, analyses and investigations and financial, economic and market data as Stifel deemed relevant.

         In addition, in rendering its opinion, Stifel assumed and relied on the accuracy and completeness of all of the information concerning BPI and CommWorld it considered in connection with its review of the proposed merger. Stifel did not assume any responsibility for independent verification of this information. Stifel did not prepare any independent valuation or appraisal of any of the assets or liabilities of BPI or CommWorld. Stifel assumed that the financial forecasts and projections made available to it and used in its analysis reflected the best currently available estimates and judgments of the expected future financial performance of BPI and CommWorld. For purposes of its opinion, Stifel assumed that neither BPI nor CommWorld were a party to any pending transactions, including external recapitalizations or material merger discussions, other than the proposed transactions and activities undertaken in the ordinary course of conducting their respective businesses. Stifel's opinion is based on market, economic, financial and other conditions as they existed and could be evaluated as of the date of the opinion, and any change in these conditions would require a reevaluation of the opinion. Stifel expressed no opinion as to the price at which CommWorld's common stock will trade following the merger. Stifel assumed that the proposed merger would be completed substantially on the terms discussed in the merger agreement and related agreements, without any waiver of any material terms or conditions by any of the parties to the merger agreement and related agreements.

         The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. The summary of the Stifel analysis below is not a complete description of the presentation by Stifel to CommWorld . In arriving at its opinion, Stifel did not attribute any particular weight to any analyses or factors it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Stifel believes that its analyses and the summary set forth below must be considered as a whole and that selecting portions of its analyses or of the following summary, without considering all factors and analyses, could create an incomplete view of the processes underlying the analyses. In performing its analyses, Stifel made numerous assumptions about industry performance, general business and economic conditions and other matters, many of which are beyond the control of BPI and CommWorld. The analyses summarized below are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by the analyses. Additionally, analyses relating to the values of businesses do not purport to be appraisals or to reflect the prices at which businesses actually may be acquired.

         No company or transaction used in the below analyses is identical to BPI or CommWorld or the proposed merger. Accordingly, an analysis of the results of the below analyses is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading values of the companies or company to which they are compared.

         The following discussion summarizes financial analyses performed by Stifel in connection with its written opinion.

Valuation Analysis Of BPI

         Discounted Cash Flow Analysis. A discounted cash flow analysis provides insight into the intrinsic value of a business based on the projected earnings and capital requirements and the net present value of the subsequent cash flows anticipated to be generated by the assets of the business. Stifel performed a discounted cash flow analysis for fiscal 2001 through 2004 to estimate the present value of the stand-alone, unlevered free cash flows of BPI. For purposes of this analysis, unlevered free cash flows were defined as after-tax operating earnings, plus depreciation and amortization, less projected capital expenditures and investment in working capital. To derive a terminal value, Stifel applied a range of enterprise value to EBITDA multiples of 8.0x to 10.0x to the projected EBITDA of BPI in fiscal 2004. The unlevered free cash flows and terminal value were then discounted to the present using a range of discount rates of 15.0% to 25.0%. The multiple of enterprise value to EBITDA was determined from the comparable company analysis described below. Stifel based its discount rate on its knowledge of required investment returns for businesses with similar risk profiles. Stifel's discounted cash flow analysis produced an implied enterprise value range of $36.0 million to $74.7 million, with a midpoint of $52.7 million.

         Inherent in any discounted cash flow valuation is the use of a number of assumptions and judgments, including the accuracy of projections, and the subjective determination of an appropriate terminal value and discount rate to apply to the projected cash flows of the equity under examination. Variations in any of these assumptions or judgments could significantly alter the results of a discounted cash flow analysis.

         Comparison of Selected Public Companies. Stifel compared certain operating and financial information of BPI to certain publicly available operating, financial, trading and valuation information of 14 publicly traded companies which, in Stifel's judgment, were reasonably comparable to BPI or otherwise relevant (collectively, the "Comparable Companies"). Stifel's analysis of the Comparable Companies included, among other things, reviewing their enterprise values (defined as the market value of a company's publicly traded equity plus debt less cash and cash equivalents) as a multiple of revenues and EBITDA (defined as earnings before interest, income taxes, depreciation and amortization) and their stock prices as a multiple of EPS (defined as earnings per share). Stifel's analysis of the Comparable Companies indicated that the range of enterprise value to revenues multiples was 0.1x to 3.8x with an arithmetic mean (excluding the high and low values) of 1.7x. Stifel's analysis of the Comparable Companies indicated that the range of enterprise value to EBITDA multiples was 5.1x to 24.5x with an arithmetic mean (excluding the high and low values) of 9.3x. Stifel noted that of the 14 companies analyzed, five provided meaningful enterprise value to EBITDA multiples used in Stifel's analysis. Stifel's analysis of the Comparable Companies indicated that the range of stock price to EPS multiples was 15.9x to 31.0x with an arithmetic mean of 21.5x for 1999, and was 11.5x to 70.8x with an arithmetic mean (excluding the high and low values) of 28.9x for 2000. Stifel noted that of the 14 companies analyzed, 3 provided meaningful stock price to EPS multiples for 1999 and 6 provided meaningful stock price to EPS multiples for 2000.

         Stifel applied these multiples to BPI's estimated fiscal year ended April 30, 2000 financial results, pro-forma for certain adjustments, to obtain its relative public market enterprise valuations producing an implied valuation range of $41.2 million to $82.1 million with a midpoint of $60.3 million.

         Analysis of Selected Precedent Merger and Acquisition Transactions. Stifel reviewed and analyzed the publicly available financial terms of 24 recent merger and acquisition transactions ("Precedent M&A Transactions") involving companies that, in Stifel's judgment, were reasonably comparable to BPI or otherwise relevant for purposes of this analysis based on size and product line.

         Stifel reviewed the prices paid in the Precedent M&A Transactions and analyzed various operating and financial information and imputed valuation multiples and ratios. Stifel noted that none of the Precedent M&A Transactions were identical to the merger and that, accordingly, any analysis of the Precedent M&A Transactions necessarily involved complex considerations and judgments concerning differences in financial and operating characteristics and other factors that would necessarily affect the value of BPI versus the acquisition values of the companies to which BPI was being compared. Stifel's analysis of the Precedent M & A Transactions included, among other things, reviewing the total invested capital (or "TIC", defined as consideration given including stock and/or cash plus assumed debt plus any other consideration) as a multiple of the target's revenues, EBITDA and net income. Stifel's analysis of the Precedent M&A Transactions indicated that the range of TIC to revenue multiples was 0.8x to 4.3x with an arithmetic mean (excluding the high and low values) of 2.3x. Stifel's analysis of the Precedent M&A Transactions indicated that the range of TIC to EBITDA multiples was 10.8x to 41.2x with an arithmetic mean (excluding the high and low values) of 18.5x. Stifel noted that of the 24 transactions analyzed, 14 provided meaningful TIC to EBITDA multiples used in Stifel's analysis. This analysis indicated that the range of TIC to net income multiples was 10.8x to 43.8x with an arithmetic mean (excluding the high and low values) of 24.8x. Stifel noted that of the 24 transactions analyzed, 15 provided meaningful TIC to net income multiples used in Stifel's analysis. Applying these multiples to BPI's operating results for the fiscal year ending April 30, 2000 produced an implied valuation of $72.0 million.

         Stock Market Trading Activity of CommWorld. In reviewing the transaction value for the purchase of BPI, Stifel considered CommWorld 's recent stock price performance and how this affects the consideration received by BPI. During the two year period from January 1998 to December 1999, CommWorld 's common stock price averaged $1.48 per share, never closing higher than $2.38 per share. The low was $0.75 per share and volume averaged 4,404 shares traded per day during this period. From February 1, 2000 to March 10, 2000, CommWorld 's stock price rose from $1.86 per share to $3.72, or 98.4% on average volume of 33,918 shares traded per day. This increase in CommWorld's stock price has pushed the value of the transaction up significantly from its original contemplated value. Thus, Stifel analyzed the transaction from both the stock price at the closing date of March 10, 2000 and the thirty-day average as of this date in reviewing the transaction .

         Conclusions. Stifel arrived at its opinion based on the foregoing analyses and factors. However, the summary set forth above does not purport to be a complete description of the analyses performed and factors considered by Stifel in arriving at its opinion, although it does reflect all material factors considered and analyses performed by Stifel. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Stifel's opinion. In arriving at its opinion, Stifel considered the results of all such reviews, calculations and analyses. The analyses were prepared solely for purposes of Stifel providing its opinion as to the fairness of the consideration to be delivered by CommWorld pursuant to the merger, from a financial point of view, to the CommWorld shareholders and do not purport to be appraisals or to necessarily reflect the prices at which securities might actually be sold to other parties. Analyses based upon future prospects are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. As described above, Stifel's opinion and presentation to the board of directors was one of many factors taken into consideration by the board of directors in making its determination to approve the merger and recommend the merger to the CommWorld shareholders.

         CommWorld retained Stifel in connection with the merger based upon Stifel's qualifications, expertise and reputation, including the fact that Stifel, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the ordinary course of its business, Stifel may actively trade securities of CommWorld for its own account and for the accounts of its customers and, accordingly, may, at any time, hold a long or short position in such securities.

         Pursuant to the terms of an engagement letter, dated January 10, 2000, CommWorld has agreed to pay Stifel a total fee of $75,000, of which $25,000 was paid upon execution of the engagement letter and an additional $50,000 is payable upon distribution of this proxy statement. In addition, CommWorld has agreed to indemnify Stifel against certain liabilities, including liabilities under federal securities laws, in connection with such engagement.

Accounting Treatment

         The merger will, for accounting purposes, be treated as a reverse acquisition, with BPI deemed to be the acquiring party and CommWorld being deemed to be the acquired party. Under this method of accounting, BPI's historical results for periods prior to the merger will become the results of the combined company. On the date of the merger, the combined company will record the assets acquired and liabilities assumed from BPI based upon their historical costs and the assets and liabilities of CommWorld will be recorded at their estimated fair market values. The increase in the fair value of the net assets of the combined company will be recorded as an adjustment to shareholders equity. The merger will be accounted for using the purchase method of accounting and goodwill.

Tax Consequences To CommWorld Shareholders And CommWorld

         For U.S. federal income tax purposes, no gain or loss will be recognized by CommWorld shareholders as a result of the merger. The merger is expected to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. Accordingly, neither CommWorld nor DTI should recognize gain or loss as a result of the merger.

Appraisal Rights

         CommWorld is a Colorado corporation. Under Colorado law, the shareholders of CommWorld are not entitled to appraisal rights with respect to the merger.

Interests Of CommWorld Executive Officers And Directors; Employment Agreements

         The executive officers and directors of CommWorld may be deemed to have interests that are different from and in addition to the interests of CommWorld shareholders. The merger agreement includes a provision that the current directors of CommWorld will continue as directors of the combined company immediately following the merger.

         The merger agreement also includes provisions that, either CommWorld or BPI, may terminate the merger agreement, if CommWorld does not enter into employment agreements with Lionel Brown, Jim Ciccarelli and Mike St. John. Each of these persons is currently an executive officer of CommWorld.

         Mike St. John, Lionel Brown, Jim Ciccarelli and David Welch have orally agreed to enter into employment agreements with CommWorld, which will be effective upon completion of the merger. Each employment agreement is for a one year period, subject to earlier termination by CommWorld for cause. Monthly salaries to be received by each officer are: Mike St. John - $20,000; Jim Ciccarelli - $15,000; Lionel Brown - $10,000; and David Welch - $9,583. In addition, each officer will receive a monthly car allowance not to exceed $700 per month.


                              THE MERGER AGREEMENT

         The following is a brief summary of the material provisions of the merger agreement. A copy of the merger agreement, as amended, is attached as Annex A and forms a part of this proxy statement. The summary is qualified in its entirety by reference to the merger agreement. We urge all of the CommWorld shareholders to read the merger agreement in its entirety for a more complete description of the terms and conditions in the merger.

The Merger

         The merger agreement provides that BPI will be merged with and into DTI, a wholly-owned subsidiary of CommWorld. Upon completion of the merger, DTI will continue as the surviving corporation in accordance with Colorado law. DTI will also continue as a wholly-owned subsidiary of CommWorld. In connection with the merger, DTI's name will be changed to Business Products, Inc. The merger will become effective after all conditions in the merger agreement are met, including receipt of approval of the shareholders of CommWorld, and after BPI and DTI file articles of merger with the Secretary of State of Colorado.

Conversion Of Securities

         At the effective time of the merger, the BPI shareholders will receive as purchase price consideration an aggregate of 12.6 million shares of CommWorld common stock and warrants to purchase up to an additional 3 million shares of CommWorld common stock. All of the warrants will be issued to Mike St. John, BPI's majority shareholder. The warrants will be exercisable for a four year term commencing on closing of the merger at an exercise price of $1.50 per share, subject to the CommWorld shares attaining certain pricing levels, as defined below. The exercise of these warrants is not dependant on Mike St. John's employment or future involvement with CommWorld and is not tied to any other performance criteria by Mike St. John or the merged Company. The warrants will not be exercisable unless the CommWorld common stock price for a period of ten consecutive trading days equals or exceeds the following prices:

Number of Shares        Market Trading Price

    1,000,000                  $3.50
    1,000,000                  $4.50
    1,000,000                  $5.50

         Each issued and outstanding share of CommWorld common stock will not be affected by the merger and will represent one share of CommWorld common stock after the merger.

         The merger agreement contains customary representations and warranties of CommWorld, DTI and BPI relating to various aspects of the various businesses and financial statements of the parties and other matters.

Conduct Of Business Prior To The Merger

         Each of CommWorld, DTI and BPI has agreed that prior to the merger each will operate its business consistent with past practices and use reasonable efforts to preserve intact its business organization and relationships with suppliers and customers and to keep available the services of key employees.

         In addition, the merger agreement places specific restrictions on the ability of CommWorld, DTI and BPI to:

         o   Amend its articles of incorporation or bylaws;

         o   Declare or pay any dividends;

         o Enter into material contracts, or make substantial capital expenditures;

         o    Permit additional encumbrances on assets;

         o    Dispose of material properties;

         o    Make a material acquisition or enter into a new line of business;
              and

         o Enter into any transaction outside the ordinary course of its business or prohibited under the merger agreement.

         It is also provided in the merger agreement that each company will maintain or reduce present salaries and commission levels for all officers, directors, employees and agents except for ordinary and customary bonus and salary increases for employees in accordance with past practices. An exception has also been made for a bonus to be paid by BPI to Mike St. John and/or Anton St. John on or about April 30, 2000 for services rendered to BPI during the fiscal year ending April 30, 2000. The aggregate bonus may not exceed $3,000,000, nor may it be in an amount which causes cash or cash equivalent assets of BPI to be less than $500,000, or BPI's shareholders' equity to be less than $1,000.

Limitation On Discussing Or Negotiating Other Acquisition Proposals

         CommWorld has agreed that it will not solicit, initiate, participate in any discussions pertaining to, or furnish any information to any person other than shareholders of BPI, concerning any acquisition or purchase of all or a material amount of the assets of, or a majority equity interest in, CommWorld or a merger, consolidation or business combination of CommWorld. BPI has agreed to the same restrictions with respect to itself.

Conditions Of The Merger

Conditions To The Obligation Of Each Party

         The obligations of each party to complete the merger are subject to the following conditions:

         o The shareholders of CommWorld shall have approved the proposals in this proxy statement;

         o All consents and approvals in connection with the merger agreement shall have been obtained;

         o No action or proceeding shall have been instituted or threatened to restrain or prohibit the completion of the merger;

         o Each of Mike St. John, Lionel Brown and Jim Ciccarelli shall have entered into an employment agreement with CommWorld; and

         o    CommWorld shall have received the fairness opinion of Stifel.

Conditions To The Obligations Of CommWorld

         The obligation of CommWorld to complete the merger is also subject to the following additional conditions:

         o The representations and warranties of BPI and its shareholders in the merger agreement shall be true and correct in all material respects as of the date of the merger agreement and as of the closing date;

         o All proceedings taken by BPI under the merger agreement and all documents, instruments and certificates delivered by BPI under the merger agreement shall be reasonably satisfactory in form and substance to CommWorld and its counsel; and

         o No material adverse effect with respect to BPI shall have occurred.

Conditions To The Obligation Of BPI

         The obligation of BPI to complete the merger is also subject to the following additional conditions:

         o The representations and warranties of CommWorld in the merger agreement shall be true and correct in all material respects as of the date of the merger agreement and as of the closing date;

         o All proceedings taken by CommWorld under the merger agreement and all documents, instruments and certificates delivered by CommWorld under the merger agreement shall be reasonably satisfactory in form and substance to BPI and its counsel; and

         o No material adverse effect with respect to CommWorld shall have occurred.

Termination, Amendment And Waiver

         The merger agreement may be terminated at any time prior to completion of the merger, whether before or after approval by the CommWorld shareholders, by the mutual consent of the parties to the merger agreement or by any party if the merger has not occurred by June 30, 2000. In addition, the merger agreement may be terminated if a party is in material breach of the merger agreement, and such breach has not been cured.

         The merger agreement may be amended at any time prior to completion of the merger, including after approval of the merger by the CommWorld shareholders. At any time prior to the completion of the merger, we may:

         o Extend the time for the performance of any of the obligations or other acts of the other party required by the merger agreement;

         o Waive any inaccuracies in the representations and warranties contained in the merger agreement or in any document delivered in connection with the merger agreement; or

         o Waive compliance with any of the agreements or conditions contained in the merger agreement.

                   AMENDMENT TO THE ARTICLES OF INCORPORATION

Increase In Authorized Common Stock

         You are asked to consider and approve an amendment to the articles of incorporation as amended (the "Articles") to increase the authorized common stock. There are currently authorized 25,000,000 shares of common stock, no par value, and 3,000,000 shares of preferred stock, $1 par value, in various classes or series, with such designations, voting powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations and restrictions as the CommWorld Board may determine.

         The proposed amendment to the Articles would increase the number of shares of common stock of which CommWorld is authorized to issue from 25,000,000 to 75,000,000. The number of authorized shares of preferred stock will not be changed by the proposed amendment. The full text of the proposed amendment is attached as Annex C, and you are urged to read this carefully. In the event the amendment is adopted, CommWorld will file an amendment to the Articles with the Secretary of State of the State of Colorado.

         CommWorld currently has 7,867,044 shares of common stock issued and outstanding. A total of 5,106,193 shares are currently reserved for issuance under outstanding options and warrants. In addition, CommWorld plans to issue 12,600,000 shares and warrants to purchase an additional 3,000,000 shares to the BPI shareholders in the merger. The merger could not be completed without the increase in authorized common stock.

Purpose And Effect Of The Amendment

         The CommWorld Board believes that it is desirable to have additional authorized shares of common stock available for issuance upon completion of the merger, exercise of options and warrants and for future acquisition and financing transactions, stock dividends or splits, and other corporate purposes. Having such authorized shares available for issuance in the future would give CommWorld greater flexibility and allow shares of common stock to be issued without the expense and delay of a special shareholders meeting. The shares of common stock would be available for issuance without any further action by the shareholders unless such action is required by applicable law or the rules of any stock exchange on which CommWorld's securities may be listed.

         The additional shares of common stock for which authorization is sought would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding. Such additional shares would not (and the shares of common stock presently outstanding do not) entitle the holders thereof to preemptive rights.

         Although authorization is not being sought in response to any indication or proposal that CommWorld is a target for take-over activity, you should consider the fact that the increase in the authorized common stock, coupled with the power of the Board to authorize the issuance of the shares and ability of the Board to set the terms of the preferred stock, means that the Board could in the future act to cause the issuance of shares in a manner or on terms which might thwart or complicate efforts of a third party to attempt to gain control of CommWorld.


                 PROPOSAL TO AMEND THE 1998 STOCK INCENTIVE PLAN

         You are asked to consider and approve an amendment to the 1998 Stock Incentive Plan to increase the number of shares available for Plan purposes from 1,000,000 shares to a total of 2,500,000 shares. The following is a summary of the Plan. Please refer to Annex D to this proxy statement for the full text of the Plan, as amended.

Purpose

         The purpose of the Plan is to promote the interests of CommWorld and its shareholders by:

         o    Attracting and retaining key employees;

         o Providing participants a significant stake in the performance of CommWorld;

         o Providing an opportunity for participants to increase their holdings of the common stock.

         The Plan would also permit the Board to grant stock options to individual directors, if the Board decides to do so.

Administration

         The Plan is administered by the option committee. The option committee consists of the Board or a committee of the Board as the Board may from time to time designate composed of not less than two members of the Board, each of whom shall be a director who is not employed by CommWorld. The option committee currently consists of the full Board. The option committee has the authority to select employees and consultants to receive awards, to determine the type of awards and the number of shares of common stock covered by awards, and to set the terms and conditions of awards. The option committee has the authority to establish rules for the administration of the Plan, and its determinations and interpretations are binding.

Eligible Participants

          o Any employee or officer (including executive officers) of CommWorld or any of its subsidiaries (which will include employees and officers of BPI after the merger) will be eligible for a stock option grant under the Plan if selected by the option committee. There are currently approximately 144 employees of CommWorld and its subsidiaries who would be eligible for option grants under the Plan. Upon completion of the merger, there will be approximately 386 employees who would be eligible for option grants under the Plan.

          o Any consultant to CommWorld, including non-employee directors, will also be eligible to receive option grants under the Plan if authorized by the option committee.

Shares Authorized

         The number of shares of the common stock which may be issued upon exercise of options under the Plan is currently 1,000,000, of which options to purchase 661,910 shares have been granted. Options granted to CommWorld officers during the fiscal year ending April 30, 2000 are as follows:

------------------------------------------------------------------------------------------------------------------
                         NUMBER OF SHARES       PERCENT OF TOTAL
                        UNDERLYING OPTIONS       OPTIONS GRANTED       EXERCISE PRICE            EXPIRATION
          NAME              GRANTED (#)           TO EMPLOYEES        PER SHARE ($/SH)              DATE
------------------------------------------------------------------------------------------------------------------
   Mark Bennett                     5,000                 1%                     $1.06                 8/23/04
------------------------------------------------------------------------------------------------------------------
   Lionel Brown                    39,000                  6%             $.97 - $2.75       8/23/04 - 2/16/05
------------------------------------------------------------------------------------------------------------------
   Jim Ciccarelli                  74,000                 11%             $.97 - $2.75       8/23/04 - 2/16/05
------------------------------------------------------------------------------------------------------------------
   David Welch                     47,500                  7%             $.97 - $2.75       8/23/04 - 2/16/05
------------------------------------------------------------------------------------------------------------------

         If the amendment is approved by the shareholders, the number of shares available for Plan purposes will be increased by 1,500,000 shares for a total of 2,500,000 shares.

Types Of Options

         The option committee may grant stock options that qualify as "incentive stock options" under Section 422 of the Internal Revenue Code ("ISOs") or options that do not so qualify ("Non-ISOs").

         All options granted will be subject to the following:

          o The exercise price must be paid at the time the option is exercised in either cash or other shares of common stock.

          o The exercise price cannot be less than the fair market value of the common stock on the grant date.

          o The option committee will determine the vesting schedule of options granted under the Plan and may also impose additional conditions on exercise, including performance goals.

          o Options will not be exercisable for at least six months after they are granted, and they cannot be exercised more than ten years after grant.

Federal Income Tax Consequences

         The following is a summary of the principal U.S. federal income tax consequences generally applicable to option grants under the Plan:

         o The grant of an option is not expected to result in any taxable income for the recipient.

         o The holder of an ISO generally will have no taxable income upon exercising the ISO if certain requirements are met (except that a liability may arise for alternative minimum tax) and CommWorld will not be entitled to a tax deduction when an ISO is exercised.

         o Upon exercise of a Non-ISO, the holder will recognize ordinary income equal to the difference between the fair market value of shares of common stock acquired and the exercise price. CommWorld will be entitled to a tax deduction for the same amount.

         o The tax consequences upon a sale of shares acquired in an exercise of an option will depend on how long the shares were held prior to sale, and upon whether such shares were acquired in the exercise of an ISO or a Non-ISO.

         o If shares acquired upon exercise of an ISO are held for at least one year after exercise and two years from the date that the ISO was granted, the holder will recognize long-term capital gain or loss in an amount equal to the difference between the option exercise price and the sale price of the shares. If the shares are not held for that period, gain on the sale of the shares may be treated as ordinary income.

         o Any gain realized upon the sale of shares acquired in the exercise of a Non-ISO for an amount greater than their fair market value on the date of exercise, will be capital gain and any loss will be capital loss. Generally, there will be no tax consequences to CommWorld in connection with the disposition of shares acquired in the exercise of an option, except that CommWorld may be entitled to a tax deduction in the case of a sale of ISO shares before the holding periods described above have been satisfied.

Adjustments

         Certain corporate transactions or events such as stock splits, recapitalizations, spin-offs, mergers, etc. may directly affect the number of outstanding shares and/or the value of the outstanding common stock. If such transactions occur, the option committee may adjust the number of shares which may be granted under the Plan, as well as the limits on individual option grants. The option committee may adjust the number of shares and the exercise price under outstanding options, and may make other adjustments which are thought appropriate to protect the value of the award to the recipient.

Transferability

         Options granted under the Plan may not be transferred except:

         o    By will or the laws of descent and distribution; or

         o Pursuant to a qualified domestic relations order or the Employee Retirement Income Security Act.

Amendments

         The Board may amend or terminate the Plan at any time. No amendment, however, may:

         o Increase the number of shares reserved for option grants without shareholder approval;

         o Impair the right of a holder under an option previously granted except to qualify under SEC rules, or

         o    Disqualify the plan from the exemption provided by SEC Rule
              16b-3.

Term

         The Plan will continue until November 11, 2008, unless abandoned or terminated at an earlier time.

Vote Required

         The affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the special meeting is required for approval of the amendment to the Plan.

         THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE PLAN



           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On March 10, 2000 Communications World International, Inc. ("CommWorld") entered into an agreement with Business Products, Inc. ("BPI") pursuant to which CommWorld will issue 12,600,000 shares of its common stock and contingent warrants to purchase up to 3,000,000 additional shares of its common stock as purchase price consideration in exchange for all of the issued and outstanding shares of common stock of BPI (the "Proposed Merger"). No value will be assigned to the contingent warrants until such time as the contingent warrants become exercisable.

As the former shareholders of BPI will control CommWorld after the transaction, the Proposed Merger will be accounted for as a reverse acquisition under which BPI is deemed for accounting purposes to be the acquirer and CommWorld the acquired entity. Under these accounting principles, the Company's combined consolidated financial statements will represent BPI on a historical basis consolidated with the results of operations of CommWorld reflected from the date of acquisition. Based on the fair value of the CommWorld common stock, the fair value of consideration given is expected to exceed the net assets acquired by approximately $29,447,000, which amount will be reflected as goodwill in the Company's financial statement and amortized to expense over a twenty year period, however the amortization period is still under review by management and could change.

During fiscal 2000 CommWorld completed three acquisitions. On September 30, 1999 CommWorld acquired Willpower, Inc. d/b/a RMS Communications, Inc ("RMS") for approximately $622,900.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

The purchase price was comprised of cash of $225,000, notes from CommWorld of $150,000 and 185,000 shares of CommWorld common stock. On October 29, 1999 CommWorld acquired the operations of West-Tech Communications Corp. ("West-Tech") and certain assets net of liabilities assumed for $1,190,523. The purchase price was comprised of cash of $558,947, notes from CommWorld of $370,000 and 270,000 shares of CommWorld common stock. Included in the cash portion of the purchase price was $138,947 representing the difference between accounts receivable purchased and accounts payable assumed. CommWorld completed the acquisition of Telecom Systems ("Telecom"), a wholly owned business unit of Allstar Systems, Inc. on March 16, 2000. The purchase price was comprised of $250,000 in cash and a provision for up to $30,000 of warranty service to Telecom's customers. The carrying values of the assets acquired have been adjusted to reflect the estimated fair market value at the date of acquisition. The acquisitions were accounted for using the purchase method of accounting; accordingly, the operating results of these acquired entities have been included in the historical results of CommWorld's operations for the period subsequent to their acquisition.

The unaudited pro forma combined condensed financial statements of CommWorld are based upon the historical financial statements of CommWorld and BPI after giving effect to the Proposed Merger and the acquisitions discussed above. These unaudited pro forma combined condensed financial statements are not necessarily indicative of the financial position and results of operations that would have been attained had the transactions actually taken place at the date indicated and do not purport to be indicative of the effects that may be expected to occur in the future.

The accompanying unaudited pro forma combined condensed financial statements illustrate the effect of the Proposed Merger and the acquisitions on CommWorld's financial position and results of operations. The unaudited pro forma combined condensed balance sheet as of January 31, 2000 is based on the historical balance sheets of CommWorld and BPI and assumes the Proposed Merger took place on that date. The unaudited pro forma combined condensed statements of operations for the nine months ended January 31, 2000 and the year ended April 30, 1999 are based on the historical statements of operations of CommWorld and BPI for the same periods and assume the Proposed Merger and the acquisitions occurred as of May 1, 1999.

The accompanying unaudited pro forma combined condensed financial statements should be read in connection with the historical financial statements of CommWorld and BPI.

            Communications World International, Inc. And Subsidiaries
             Pro Forma Condensed Combined Balance Sheet (unaudited)
                                January 31, 2000
                                 (in thousands)


                                 January   December                    CommWorld    January                   CWII & BPI
                                   31,       31,                       Pro forma      31,                     Pro forma
                                  2000      1999                        Combined     2000                      Combined
                                           Telecom      Pro forma      Financial                Pro forma      Financial
                                  CWII     Systems     Adjustments    Statements      BPI      Adjustments    Statements
                                 -------   --------    -----------    ----------    -------    -----------    -----------

ASSETS
Current assets:
   Cash  and investments         $  200     $   --       $   --          $  200     $1,842      $   --          $2,042

Trade accounts and current
   portion of notes receivable    1,799                                   1,799      3,916                       5,715

Commissions receivable                                                                 688                         688
Inventories                         386      1,267       (1,217)(1)         436         71                         507
Other current assets                 80                                      80        244                         324
                                 ------                                  ------     ------                      ------
  Total current assets            2,465                                   2,515      6,761                       9,276

Property and equipment, net         371                                     371        662                       1,033
Deposits and other assets         1,100                                   1,100         63                       1,163

Deferred tax asset                1,045                                   1,045                                  1,045
Intangible assets, net            3,197                     230(1)        3,427         --      29,447(2)       32,874
                                 ------                                  ------     -------                    -------

        Total                    $8,178                                  $8,458     $ 7,486                    $45,391
                                 ======                                  ======     =======                    =======

                                        January     December                       CWII       January                  CWII & BPI
                                          31,         31,                        Pro forma      31,                    Pro forma
                                         2000        1999                        Combined      2000                     Combined
                                                    Telecom       Pro forma      Financial               Pro forma     Financial
                                         CWII       Systems      Adjustments     Statements     BPI     Adjustments    Statements
                                        ------      --------     -----------     ----------   -------   -----------    ----------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Trade accounts payable             $ 1,343     $    --      $   --           $ 1,343     $ 1,963     $   -            $ 3,306
    Revolving line of credit             1,007                                     1,007                                    1,007
    Current portion of notes
    payable                                682                                       682                                      682
    Accrued expenses and other             529                      30(1)            559       1,189                        1,748
    Deferred revenue                        30                                        30       1,206                        1,236
    Income taxes payable                                                                         722                          722
    Deferred income tax liability            -                                        --         301                          301
                                       -------                                   -------     -------                       ------
       Total current liabilities         3,591                                     3,621       5,381                        9,002

Notes  payable and other                 2,914                     250(1)          3,164          --                       3,164
                                       -------                                   -------          --                        -----

       Total liabilities                 6,505                                     6,785       5,381                       12,166
                                       -------                                   -------     -------                       ------

Stockholders' equity:
   Convertible preferred stock              80                                        80                                       80
   Common stock                          8,119                                     8,119           2     22,921(2)         31,042
   Additional paid-in capital            1,604                                     1,604                 (1,604)(2)
   Accumulated other
    comprehensive income                                                                          37                           37
   Retained earnings (Accumulated
    deficit)                           (8,130)                                    (8,130)      2,066       8,130(2)         2,066
                                       -------                                   -------     -------                      -------

        Total shareholders' equity       1,673                                     1,673       2,105                       33,225
                                       -------                                   -------     -------                      -------

                                       $ 8,178                                   $ 8,458     $ 7,486                      $45,391
                                       =======                                   =======     =======                      =======

            Communications World International, Inc. And Subsidiaries
        Pro Forma Condensed Combined Statement of Operations (unaudited)
                   For the Nine Months Ended January 31, 2000
                    (in thousands, except for per share data)


                                                                                             Historical
                                            Historical                                       Financial                     CWII &
                                       Financial Statements                                  Statements                      BPI
                                      January 31,  December                   Pro forma       January                    Pro Forma
                                        2000       31, 1999                  Consolidated    31, 2000                    Combined
                                                   Telecom      Pro forma      Financial                   Pro forma     Financial
                                         CWII      Systems     Adjustments    Statements        BPI       Adjustments   Statements
                                      --------     -------     -----------   ------------   ----------    -----------   ----------
REVENUE:
   Franchise equipment sales          $  3,950      $     --   $     --       $  3,950       $     --    $     --       $  3,950
   Direct equipment and service
    sales                                6,789         2,773        979(3)      11,366         29,898                     41,264
                                                                    825(4)
   Other revenue                           300            --                       300             66                        366
                                      --------      --------                  --------       --------                   --------
        Total revenue                   11,039         2,773                    15,616         29,964                     45,580
                                      --------      --------                  --------       --------                   --------

COSTS AND EXPENSES:
    Cost of franchise equipment
    sales                                3,602                                   3,602                                     3,602
    Cost of direct equipment and
    service sales                        4,530         2,490        486(3)       8,064         23,663                     31,727
                                                                    558(4)
    Selling, general and
    administrative                       3,159         1,738        442(3)       5,548          4,753      (1,084)(5)      9,217
                                                                    209(4)
    Interest Expense                       375            --                       375             69                        444
    Depreciation and amortization          181            --          9(6)         190             91       1,104 (6)      1,385
                                      --------      --------                  --------       --------                   --------
                                        11,847         4,228                    17,779         28,576                     46,375
                                      --------      --------                  --------       --------                   --------

INCOME (LOSS) BEFORE TAXES ON
INCOME                                    (808)       (1,455)                   (2,163)         1,388                       (795)

TAXES ON INCOME                             --            --                        --            635        (461)(7)        174
                                      --------      --------                  --------       --------                   --------
NET INCOME (LOSS)                     $   (808)     $ (1,455)                 $ (2,163)      $    753                   $   (969)
                                      ========      ========                  ========       ========                   ========
LOSS PER SHARE:
          Net Loss                    $   (.12)                                                                         $   (.05)
                                      ========                                                                          ========

WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING                   6,734,900                                                         12,600,000 (8) 19,334,900

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(1) On March 16, 2000 CommWorld acquired the operations of Telecom Systems, a wholly owned business unit of Allstar Systems, Inc., and inventory for $250,000 in cash. The inventory was recorded at the estimated liquidation value of $50,000 at the date of acquisition. A provision of $30,000 was provided to reflect the agreement to provide warranty service to Telecom's customers.

(2) Pursuant to the merger agreement, BPI shareholders will receive 12,600,000 shares of CommWorld common stock and 3,000,000 contingent warrants. As BPI shareholders will receive approximately 62% of the issued and outstanding common stock of CommWorld, the merger will be accounted for as a "reverse acquisition" such that CommWorld will be designated as the accounting acquiree and BPI the accounting acquiror. As such, the net assets of CommWorld will be recorded at the average market value of CommWorld's issued and outstanding common stock, calculated during the three day period before and after the merger agreement was signed. The pre-merger financial statements of BPI will become the historical financial statements of CommWorld. The increase in the fair value of the net assets of CommWorld will be recorded as an adjustment to shareholders equity and goodwill. No value will be assigned to the contingent warrants until such time as the warrants become exercisable under the terms of the agreement.

(3) To record results of operations of RMS for the five months prior to the acquisition that are not included in CommWorld's results of operations for the nine months ended January 31, 2000.

(4) To record results of operations of West-Tech for the six months prior to the acquisition that are not included in CommWorld's results of operations for the nine months ended January 31, 2000.

(5) Reflects the elimination of salaries of specific individuals not continuing with the combined companies and reduction of salary pursuant to an employment agreement.

(6)  Amortization of goodwill over a period of 20 years.

(7) Provision for income taxes based on statutory tax rates after adjustment for goodwill amortization not deductible.

(8) Common shares to be issued as part of the merger are assumed to be issued and outstanding at the beginning of the pro forma period presented. The fully diluted weighted average common shares outstanding and the fully diluted loss per share are not presented, as the effect would be anti-dilutive.

            Communications World International, Inc. And Subsidiaries
        Pro Forma Condensed Combined Statement of Operations (unaudited)
                        For the Year Ended April 30, 1999
                    (in thousands, except for per share data)

                                        Historical  Historical     Pro Forma     Pro Forma
                                        Financial   Financial      Financial     Financial
                                        Statement   Statement      Statement     Statement
                                                    December
                                        April 30,      31,         April 30,     April 30,
                                           1999        1998          1999           1999
                                                                                 Telecom        Pro forma
                                           CWII        RMS         West-Tech      Systems      Adjustments
                                      ---------      --------       --------      --------     -----------
REVENUE:
   Franchise equipment sales          $  5,362       $     --       $     --      $     --     $     --
   Direct equipment and service
        sales                            3,505          2,350          1,617         7,669
   Other revenue                           283             --             --            --
                                      --------       --------       --------      --------
        Total revenue                    9,150          2,350          1,617         7,669
                                      --------       --------       --------      --------
COSTS AND EXPENSES:
   Cost of franchise equipment
    sales                                4,759
   Cost of direct equipment and
    service sales                        2,325          1,166          1,162         5,210
   Selling, general and
    administrative                       3,040          1,061            360         2,634
   Interest Expense                        254                                                       30(2)
                                                                                                     74(4)
                                                                                                     20(5)
    Depreciation and amortization          123                             1                         27(1)
                                                                                                     54(3)
                                            --             --             --            --           11(6)
                                      --------       --------       --------      --------
                                        10,501          2,227          1,523         7,844
                                      --------       --------       --------      --------
INCOME (LOSS) BEFORE TAXES ON
INCOME FROM CONTINUING OPERATIONS
                                        (1,351)           123             94          (175)

TAXES ON INCOME                             --             --             --            --
                                      --------       --------       --------      --------

INCOME (LOSS) FROM CONTINUING
OPERATIONS                            $ (1,351)      $    123       $     94      $   (175)
                                      ========       ========       ========      ========
LOSS PER SHARE:
    Loss from continuing              $  (.56)
                                      ========
    operations
WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING                   2,409,816


                                                           Historical
                                                           Financial
                                                           Statement                          CWII &
                                           CWII                                                BPI
                                        Pro forma          April 30,                        Pro forma
                                         Combined             1999                           Combined
                                        Financial                        Pro forma          Financial
                                        Statements            BPI        Adjustments        Statements
                                        ----------            ---        -----------        ----------
REVENUE:
   Franchise equipment sales             $  5,362          $     --       $     --          $   5,362
   Direct equipment and service
        sales                              15,141            23,921                            39,062
   Other revenue                              283                87                               370
                                         --------          --------                         ---------
        Total revenue                      20,786            24,008                            44,794
                                         --------          --------                         ---------
COSTS AND EXPENSES:
    Cost of franchise equipment
    sales                                   4,759                                               4,759
    Cost of direct equipment and
    service sales                           9,863            17,626                            27,489
    Selling, general and
    administrative                          7,095             5,024         (1,918)(7)         10,201
    Interest Expense                          378                 1                               379


    Depreciation and amortization             216                            1,472 (8)          1,688
                                                                                                   --
                                               --                --                                --
                                         --------          --------                          --------
                                           22,311            22,651                            44,516
                                         --------          --------                          --------
INCOME (LOSS) BEFORE TAXES ON
INCOME FROM CONTINUING OPERATIONS
                                           (1,525)            1,357                               278

TAXES ON INCOME                                --               542            194 (9)            736
                                         --------          --------                          --------

INCOME (LOSS) FROM CONTINUING
OPERATIONS                               $ (1,525)         $    815                          $   (458)
                                         ========          ========                          ========
LOSS PER SHARE:
    Loss from continuing                                                                     $   (.03)
                                                                                             ========
    operations
WEIGHTED AVERAGE NUMBER OF COMMON
SHARES OUTSTANDING                                                                (10)     15,464,816


See accompanying notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


(1) Amortization of goodwill, resulting from RMS acquisition, over a period of 20 years.

(2)  Accrued interest on RMS acquisition debt at 8% per annum.

(3) Amortization of goodwill, resulting from West-Tech acquisition, over a period of 20 years.

(4)  Accrued interest on West-Tech acquisition debt at 8% per annum.

(5)  Accrued interest on acquisition debt at 8% per annum.

(6) Amortization of goodwill, resulting from Telecom acquisition, over a period of 20 years.

(7) Reflects the elimination of salaries of specific individuals not continuing with the combined companies and reduction of salary pursuant to an employment agreement.

(8)  Amortization of goodwill over a period of 20 years.

(9) Provision for income taxes based on statutory tax rates after adjustment for goodwill amortization not deductible.

(10) The average number of shares outstanding during the period is calculated as follows:

     CommWorld  weighted average common shares outstanding           2,409,816
              Adjustment for shares issued for RMS                     185,000
              Adjustment for shares issued for West-Tech               270,000
              Adjustment for shares to be issued for BPI            12,600,000
                                                                    ----------
                                                                    15,464,816
                                                                    ==========

(11) The financial information presented for RMS is presented as of December 31, 1998. It was not practical to roll forward the information to April 30, 1999.

                 COMMWORLD MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Results Of Operations For Nine Months Ended January 31, 2000, Compared To Nine Months Ended January 31, 1999

         For the nine months ended January 31, 2000, CommWorld reported a net loss from continuing operations of $808,000, as compared to a net loss of $1,021,000 for the comparable period ended January 31, 1999. For the nine month period ended January 31, 2000, total revenue was $11,039,000 compared to total revenue of $6,755,000 for the nine month period ended January 31, 1999. For the nine months ended January 31, 2000, CommWorld completed two acquisitions. The acquisition of Willpower, Inc. (doing business as RMS) was completed on September 30, 1999, and the acquisition of West-Tech Communications Corp. was completed on October 29, 1999. Results of operations for these two acquisitions have been included in CommWorld's Consolidated Statements of Operations since the respective dates of acquisition.

Franchise Segment

         The sales of the franchise segment in the nine month period ended January 31, 2000, remained relatively stable as compared to the same time period from the prior year. The gross margin percentage on franchise equipment sales was approximately 9% for the nine month period ended January 31, 2000 as compared to gross margins of approximately 11% for the same period in the prior year. The prior year gross margins were improved by a discount of $127,000 to an agreement with TAIS, CommWorld's principal supplier, to treat as non-interest bearing a note payable to TAIS in the amount of $1,086,000. Exclusive of the $127,000 discount, the gross margins from franchise equipment sales would have resulted in a decrease in gross margin of $8,000 in the nine month period ended January 31, 1999. Management does not expect future sales of the franchise segment to materially increase over present levels.

Company Owned Segment

         The increase in revenue from direct equipment sales and service was $4,307,000 for the nine month period ended January 31, 2000, compared to the same time period from the prior year. The gross margin percentage on direct equipment sales and service declined approximately 4% from 37% for the nine months ended January 31, 1999 to 33% for the nine months ended January 31, 2000. The decrease in gross margin reflects an increase in less profitable service business versus higher margin equipment installation and sales in CommWorld's national account operations. The decrease in equipment installation and sales in CommWorld's national account operations is the result of reduced activity with CommWorld's largest national account customer. The increase in sales reflects CommWorld's strategy to grow by acquisition in selected United States markets. Sales for the nine months ended January 31, 2000 include two acquisitions in the Dallas (completed in March and September 1999) and two acquisitions in the Denver (completed in April and October 1999) markets. During the nine month period ended January 31, 1999 the operations of three subsidiaries were disposed of and were not included in the respective periods' operations.

         The increase in selling expense was $279,000 for the nine month period ended January 31, 2000, compared to the same time period for the prior year after giving effect to $220,000 of selling expenses for the prior year comparable periods included in loss from operations sold. This net increase was due to increased commissions on higher sales volume and a larger sales force in company owned operations.

         In June 1998, CommWorld entered into a letter of intent to merge with Interconnect Acquisition Corporation ("IAC"), a privately-held company. The merger was completed January 28, 1999. In connection with the merger, CommWorld effected management changes, including the election of Jim Ciccarelli as chief executive officer and a director of CommWorld and Lionel Brown as president and a director of CommWorld. Included in the loss for the nine months ended January 31, 1999 is officer severance compensation of $138,000 related to two executive officers who are no longer with CommWorld.

         In conjunction with the merger of IAC, CommWorld pursued several acquisition targets. Costs associated with these potential acquisitions are deferred and either capitalized as part of the cost of acquisition or are expensed at the time that it is determined that the acquisition will not be completed. Included in the loss of the nine months ended January 31, 1999 is $78,000 of costs associated with expired letters of intent.

         The increase in general and administrative expenses was $176,000 for the nine month period ended January 31, 2000, compared to the same time periods from the prior year after giving effect to $444,000 of general and administrative expenses for the prior year comparable period included in loss from operations sold. This net increase is due to the increased number of locations where CommWorld conducts operations and on the resulting higher volume of Company activity. Additionally, executive compensation increased by approximately $93,000 for the nine month period ended January 31, 2000, compared to the same time period from the prior year.

         Interest expense increased $182,000 for the nine month period ended January 31, 2000, compared to the same time period from the prior year. This increase includes $117,000 of debt issuance costs related to warrants issued in conjunction with an offering of convertible debt.

Year Ended April 30, 1999 Compared To Year Ended April 30, 1998

         During the year ended April 30, 1999 ("fiscal 1999") CommWorld completed its merger with IAC and focused on raising funds to implement IAC's acquisition strategy, as well as focusing on improving the performance of the operating units. Total revenue was $9,150,000 and $10,245,000 for fiscal 1999 and the year ended April 30, 1998 ("fiscal 1998"), respectively. CommWorld reported a net loss of $1,780,000 for fiscal 1999 as compared to a net loss of $1,091,000 for fiscal 1998. The increase of $689,000 in the net loss compared to the prior year is largely attributable to a decrease in revenue from direct equipment sales and also a decrease in the margin realized on those sales. The gross margin from direct equipment sales was $933,000 lower than in the prior year. CommWorld expects that it will continue to incur margin pressure in connection with its direct equipment sales and services to large multi site customers. The decrease in gross margin from direct equipment sales was partially offset by a lower provision for bad debts of $203,000, reduced amortization of intangibles of $70,000 and reduced interest expense of $160,000. Inventory turnover in fiscal 1999 was 13.6 times as compared to 9.2 times in fiscal 1998. The improvement is the result of management's efforts to reduce inventory levels to the minimum required to support customers. Receivables turnover in fiscal 1999 was 5.4 times as compared to 4.8 in fiscal 1998. The improvement is the result of management's efforts to expedite realization of receivables. General and administrative expenses were higher by about $181,000 related to personnel costs associated with the IAC merger and officer severance compensation related to two executive officers who are no longer with CommWorld. CommWorld is attempting to improve its overall results by continuing cost control measures and efforts to increase revenues. CommWorld is continuing to pursue acquisition candidates in markets where CommWorld has existing operations. CommWorld believes this will allow greater economies of scale to increase labor efficiency, and should act to reduce general and administrative expenses as a percentage of gross revenue. CommWorld does not have any agreements to make any acquisitions and has no material commitments for capital expenditures.

         CommWorld's merger with IAC, a development stage company which was formed to acquire interconnect telephony businesses, was completed in October 1998. Prior to the merger, IAC's business operations consisted principally of formulating a business plan, organizing a management team, investigating potential acquisition candidates, and entering into letters of intent to acquire five businesses. Due to the lack of tangible assets involved in the operation of IAC, the merger was accounted for using the par value of the preferred stock initially issued to IAC in the amount of $1,000.

         Subsequent to the merger with IAC, CommWorld completed two acquisitions, CRI and CommWorld of Denver. CommWorld paid CRI $77,750 in cash and a note payable in the amount of $25,000, which was paid during the quarter ended July 31, 1999. The value of the customer base has been recorded as an intangible asset and is being amortized over five years. In the CommWorld of Denver acquisition, CommWorld acquired inventory of approximately $70,000 and fixed assets with a net book value of approximately $45,000. CommWorld paid $550,000 in cash and issued convertible notes payable in the aggregate amount of $700,000. The acquisition was accounted for as a purchase and, accordingly, the purchase price was allocated to the assets acquired based on their estimated fair values as of the date of the acquisition. The excess of the consideration paid over the fair value of net assets acquired of approximately $1,135,000 was recorded as goodwill and is being amortized on a straight line basis over 20 years.

         During the quarter ended January 31, 1999, CommWorld sold its company owned operations in Alexandria, Virginia and Phoenix and Tucson, Arizona. The divisions were sold to the original owners of those operations primarily for the return of preferred stock that was issued in connection with the acquisitions. CommWorld and the original owners determined to cancel the preferred stock as a result of arm's-length negotiations. CommWorld and those persons believed the cancellation of preferred stock would be in both parties' best interests as the preferred stock was issued in connection with the initial acquisition and those persons would no longer be involved in CommWorld's operations. Although the strategic business plan for CommWorld is to grow through acquisitions, these particular operations did not meet the criteria for new acquisitions because of their relative size or their geographic location. On a cumulative basis, these operations reported a net loss of $33,000 and $289,000 for fiscal 1999 and 1998, respectively. A loss on the sale of these operations of $396,000 was also reported for fiscal 1999.

         Selling expenses in fiscal 1999 were $404,000 or 4.4% of gross revenue compared to $418,000 or 4.1% of gross revenue for fiscal 1998.

         General and administrative expenses for fiscal 1999 were $2,588,000 compared to $2,407,000 for the previous year, an increase of $181,000. There are numerous components of general and administrative expense that comprise the change from year to year. The significant components that decreased during fiscal 1999 are (1) depreciation expense decreased $136,000 due to a significant portion of CommWorld's fixed assets which were fully depreciated at April 30,1998, (2) charges for outside services and professional fees decreased $97,000 because fiscal 1998 expense included significant charges, including the services of an investment banker, associated with an attempted acquisition, and
(3) travel and entertainment expenses decreased $41,000 as management curtailed nonessential travel. The significant components of general and administrative expense that increased from the prior year are (1) payroll costs increased by approximately $110,000 as a result of new personnel associated with the merger with IAC, (2) in connection with the merger with IAC, CommWorld effected certain management changes; officer severance compensation of $138,500 is included in general and administrative expense for fiscal 1999, (3) office rent increased by $49,000 due to lease renewals, as well as a broker commission of approximately $32,000 related to the subleasing of CommWorld's office space in Englewood, Colorado, and (4) general and administrative expenses of the two new acquisitions for the period that they were owned totaled $61,000. Other changes were not individually significant.

         Interest expense and loan fees for fiscal 1999 were $254,000 compared to $414,000 in fiscal 1998. The significant decrease results from the lower gross revenue of CommWorld resulting in lower accounts receivable and therefore lower outstanding balances on CommWorld's collateralized line of credit. Also, for a period of approximately 4 months,

CommWorld had excess cash balances related to its equity fundraising. These balances were later disbursed in connection with the two acquisitions completed in the fourth quarter of fiscal 1999.

         The provision for bad debts for fiscal 1999 was $47,000 compared to $250,000 in the prior year. The provision in fiscal 1999 is representative of the normal experience for bad debts for CommWorld. The provision in the prior year reflected substantial additions to cover older stale accounts and certain notes receivable.

Company Owned Segment

         Revenue from direct equipment and service sales for fiscal 1999 decreased $1,210,000 or 25.7% from the previous year. The gross margin percentage realized on this revenue was 33.7% for fiscal 1999 compared to 44.8% for the previous year. The combination of lower revenue and decreased gross margin percentage resulted in gross margin from this source of revenue being $933,000 lower than in the previous year. The lower gross revenue accounted for approximately $543,000 of the decrease in gross margin and the lower gross margin percentage accounted for $390,000 of the decrease. For both fiscal 1999 and fiscal 1998, substantially all of the revenue from direct equipment sales and service represent the operations of CommWorld's national account subsidiary. During fiscal 1999, this subsidiary experienced a decrease of approximately 50% in the average size of its individual invoice to its major customer. The decrease relates to the size of new telephone system installation for this customer. This customer accounted for approximately $1,580,000 and $1,963,000, or 23% and 56%, for the nine months ended January 31, 2000 and fiscal 1999, respectively. The most significant contributing factor to the decreased gross margin percentage is the increased cost of outside labor used to service the national account customers. Also contributing to the decreased margin percentage is competition, which keeps CommWorld from passing through all of its increased costs to the national account customers. Although CommWorld is making efforts to improve margins, there can be no assurance that CommWorld's efforts will be successful. CommWorld believes relations with its major customer are good and CommWorld is working on several projects. However, the loss of significant revenues from this customer or continued poor margins would likely have a material adverse impact on CommWorld.

Franchise Segment

         Franchise equipment sales increased $202,000 or 3.9% compared to the prior year. The gross margin percentage realized on this revenue was relatively constant at 11.2% for fiscal 1999 and 10.9% for fiscal 1998.

         Royalty fees represent a cost up charge to certain of CommWorld's franchises that purchase product directly from the manufacturer. These fees were $32,000 or 14% lower in fiscal 1999 than in the previous year. The decrease is reflective of a decrease in purchase volumes by these franchises. Initial franchise fees for fiscal 1999 were $36,000 compared to $12,500 for the previous year. The initial fee was lowered in the current year and eleven new franchises were added to the network. Only one new franchise was added in fiscal 1998. Other revenue sources for fiscal 1999 were $55,000 compared to $134,000 in the previous year. In fiscal 1998, CommWorld received approximately $60,000 in fee revenue from a leasing program that it maintained; however, there were also general and administrative expenses of approximately $50,000 associated with this program. The program was not continued in fiscal 1999 and therefore, other revenue and certain expenses were lower.


Liquidity And Capital Resources

          CommWorld's operations have historically been adversely affected by a lack of working capital. CommWorld uses a line of credit from a lending institution, which is limited to the extent of available collateral. CommWorld's line of credit is fully utilized to the extent of available collateral at April 14, 2000. The lack of available funding impedes CommWorld's ability to fund additional equipment purchases and to expand its business operations. Although CommWorld's working capital deficit has been reduced by approximately $570,000 at January 31, 2000 as compared to its position at April 30, 1999, CommWorld expects to continue its efforts to obtain additional capital. CommWorld has no firm commitments from any source and there can be no assurance CommWorld will obtain the necessary capital. Moreover, due to CommWorld's poor liquidity and operating results and the absence of a Nasdaq listing for its common stock, the cost of obtaining additional capital is expected to be significant.

         In May 1999, CommWorld completed an offering of 13,807.5 Units with each Unit consisting of one share of Series H Preferred Stock and warrants to purchase 40 shares of common stock at $3.00 per share through March 31, 2004. CommWorld received $2,761,500 in gross proceeds from this offering. All of the shares of Series H Preferred Stock have been converted into an aggregate of 2,761,500 shares of common stock.

         In October 1999 CommWorld completed an offer of units of subordinated convertible notes and warrants. Each unit consists of a $50,000 note and 20,000 warrants for a purchase price of $50,400. The note is convertible into common stock at $1.50 per share which may be lowered under certain circumstances. Each warrant is exercisable at $.40 per share until September 30, 2004. CommWorld received net proceeds of approximately $1,362,000 from the sale of these units.

         In November 1999, additional net proceeds of approximately $722,000 were received from the sale of notes and warrants to two institutional investors. The terms of these transactions were similar to the unit offering, with certain exceptions. CommWorld agreed to register the common stock which may be received upon conversion of these notes, and that if the registration statement is not declared effective by April 30, 2000, the institutional investors have the right to accelerate the maturity date of their notes to nine months from the date of exercise of the acceleration right. If the institutional investors exercise the right to accelerate the maturity of their notes CommWorld will redeem their warrants at $.02 per warrant. The exercise price for these warrants is $.60, instead of the $.40 exercise price in the units. CommWorld is also restricted in its ability to prepay these notes.

         In January 2000, CommWorld entered into a new revolving line of credit agreement with a finance company. The revolving line of credit permits CommWorld to borrow up to $2,000,000 subject to certain collateral limitations. Interest, at the rate of prime plus 3.5% per annum, is due monthly. The revolving line of credit is collateralized by substantially all of the assets of CommWorld. At April 14, 2000, $1,090,000 was outstanding under the line of credit.

Year 2000 Issue Update

         CommWorld did not experience any significant malfunctions or errors in its operating or business systems when the date changed from 1999 to 2000. Based on operations since January 1, 2000, CommWorld does not expect any significant impact to its on-going business as a result of the "Year 2000 issue." However, it is possible that the full impact of the date change, which was of concern due to computer programs that use two digits instead of four digits to define years, has not been fully recognized. For example, it is possible that Year 2000 or similar issues, such as leap year-related problems, may occur with billing, payroll, or financial closings at month, quarterly or year end. CommWorld believes that any such problems are likely to be minor and correctable. In addition, CommWorld could still be negatively impacted if its customers or suppliers are adversely affected by the Year 2000 or similar problems that have arisen for its customers and suppliers.

                              BUSINESS OF COMMWORLD

Business Development

         CommWorld was incorporated in 1983 under Colorado law and has its principal executive offices at 7388 South Revere Parkway, Englewood, Colorado 80112. The Company markets a range of communications products and technical services to large communication companies and directly to large and small end users in the Denver, Houston and Dallas/Ft. Worth metropolitan areas. The Company's national accounts program markets the same products and services directly to multi-location businesses. In addition, the Company has a franchise distribution network that sells telephone systems and peripheral products, such as voice messaging and related systems, for business users. At January 31, 2000 the Company had 64 franchises located in 25 states.

COMPANY OPERATIONS

         Company operations provide a variety of products and services to customers, including:

         o Telephone equipment sales, installation and service, which includes sales of PBX and key systems, telephone system accessories like NT based voice messaging and voice switch accessory products and ACD.

         o    PBX network engineering.

         o Integrated telecommunication system design, installation, remote management and support of customer premise telephone equipment for companies having multiple locations.

         o    Design and installation of structured cabling systems.

         o Project management and technical consulting for large installations.

         o Coordination and installation of access to long distance telephone service.

         o    On site technical support for large installations.

         o    Subcontracting of above services to communications companies.

         CommWorld has incurred substantial losses in recent fiscal years. CommWorld's available cash and other liquid resources have been low and CommWorld's ability to expand has been impaired. During the fiscal year ended April 30, 1999, the Board of Directors of CommWorld determined that a new business strategy was needed. As a result CommWorld made key management changes, completed a merger with IAC and established as its mission to become a highly profitable and dominant interconnect company in selected U.S. markets. CommWorld's strategy to achieve this mission is to acquire select, local interconnect companies, build a portfolio of products and services to provide the customer convenient communications procurement, and conduct an efficient operation.

         CommWorld completed its first two acquisitions in fiscal 1999. In March, 1999 CommWorld closed on its acquisition of assets from Texas based CRI and in April, 1999 completed the acquisition of Donaldson and Associates, Inc., a franchisee, which has been doing business as CommWorld of Denver. These acquisitions are further described in the Notes to the consolidated financial statements. CommWorld also completed the sale of the assets of its operating units in Phoenix and Tucson, Arizona and its operating unit in Alexandria, Virginia. The operating units were repurchased by the original owners principally in exchange for the cancellation of preferred stock. Although the strategic business plan for CommWorld is to grow through acquisitions in selected U.S. markets, it plans to initially concentrate these efforts in Colorado and Texas. CommWorld also considered other factors in connection with the disposition of these units, principally the size of those operations relative to the costs involved in coordinating those operations with other parts of CommWorld due to their geographic locations and profitability.

         During fiscal 2000 CommWorld has completed three additional acquisitions. In September 1999 CommWorld acquired RMS with operations in the metropolitan Dallas/Ft. Worth area. In October 1999 CommWorld acquired the operations of West-Tech, in the Denver metropolitan area. Both of these acquisitions complimented existing operations in their respective locations. In March 2000 CommWorld acquired the operations of Allstar Telecom Systems, a division of Allstar Systems, Inc., in the Houston metropolitan area.

Franchise Program

         CommWorld's franchise division purchases telephone and related communications equipment from manufacturers and supply houses. CommWorld sells this equipment to the franchisees who, in turn, sell the equipment to their customers and connect this equipment to local telephone company lines servicing areas in which their customers are located. The principal telephone systems sold to customers are Key telephone systems, which differ from larger PBX systems.

         At January 31, 2000, CommWorld had 64 franchises located in 25 states. Pursuant to the terms of CommWorld's current franchise program, a franchisee will pay a one time, non-refundable, franchise fee of $3,500. The franchise fee is payable upon the execution of the franchise agreement.

         The franchisee is entitled to purchase equipment from or through CommWorld on a "cost mark-up royalty" basis, meaning based on the cost to CommWorld of equipment and products purchased plus a mark-up to the franchisee. The amount of the cost mark-up royalty varies by manufacturer and by the volume of purchases of the individual franchisee. A franchisee only pays royalties on equipment purchased through or from CommWorld.

         The franchisee is not required to make any purchases of equipment through CommWorld; however, CommWorld believes it will be able to obtain favorable pricing from suppliers based on negotiated purchases and quantity buying arrangements. CommWorld anticipates these prices will be lower than prices which the franchisee could negotiate directly with suppliers. Currently, most franchisees purchase some equipment or services from CommWorld. The franchisee is responsible for all warranty service on equipment sold by it and manufacturers' warranties are passed through to the franchisee. CommWorld also offers sales and marketing training and other assistance to the franchisees for scheduled fees.

         The franchisee is granted a license to use the "COMMWORLD" name and trademarks in the franchised territory. The franchisee is required to conform to certain standards of business practices, to maintain minimum inventories of products and services, and to make arrangements with local telephone companies, as necessary, to provide installation services to customers. The installation and the service work performed by the franchisees is either done by their staff or is subcontracted through installation companies, which are independently owned and operated. Each franchise is run as an independent business and, as such, is responsible for the operation of its business including the collection of receivables, arrangement of any customer financing, and employment of adequate staff.

         Franchisees are permitted to assign their franchise provided CommWorld receives advance notice of the proposed assignment, the transferee assumes the obligations under the franchise agreement, the transferee meets certain conditions and qualifications, and CommWorld receives a transfer fee equal to 10 percent of the franchise fee then in effect. In addition, CommWorld has the right of first refusal to purchase the franchise prior to its sale to another party.

         The term of the franchise is for 10 years unless earlier terminated provided, during the first 12 months of the franchise, the franchisee has the right to terminate the franchise without a refund of the franchise fee. CommWorld has the right to terminate any franchise in the event of the franchisee's bankruptcy, a default under the franchise agreement, or other events. The franchisee has the right to renew the initial term of the agreement for an additional 10 years if, at the time of renewal, the franchisee is in good standing and pays a successor franchisee fee in the amount of 10 percent of the franchise fee then in effect.

Competition

         CommWorld's principal business is in the interconnect telephone industry, which sells and services private telephone systems for the business user. The interconnect industry, so-called because it involves the connection of privately manufactured and owned equipment to local telephone systems, developed from the divestiture of the Bell operating companies and court and regulatory rulings allowing telephone customers to connect separately purchased equipment to existing local telephone systems.

         The interconnect industry continues to expand beyond sales of traditional telephone equipment, with the greatest growth in sales of voice processing, data communications, and data processing equipment. CommWorld competes with other interconnect telephone companies on the basis of the equipment offered by CommWorld and its franchisees, price and after-sale service. CommWorld believes consummating its acquisition strategy will enable it to improve its marketing of larger PBX Systems.

         CommWorld faces intense competition from AT&T, Williams Communications, the various former regional Bell operating companies and over 10,000 other companies believed to be engaged in the interconnect telephone industry. Many of these companies have resources substantially greater than those of CommWorld. It can be expected competition in the interconnect telephone industry will be intense for the foreseeable future.

         CommWorld believes that it offers certain advantages to its end customers and franchises, including CommWorld's ability to purchase in larger quantities and obtain volume discounts from suppliers more readily than an individual dealer. CommWorld believes that many factors may enter into a purchase decision by its direct customers, and customers of its franchises. These factors typically include pricing, product selection, service and support, and the ability to meet the customers' delivery and installation requirements. Although CommWorld attempts to satisfy its prospective customers' needs in these areas, it expects to continue to encounter significant competition from other firms.

Product Supply

         CommWorld currently purchases telephone systems and various peripheral equipment from several major suppliers. One of the suppliers, TAIS, provided approximately 68% of the inventory and products purchased by CommWorld during the nine months ended January 31, 2000 while offering flexible credit terms. If CommWorld's relationship with TAIS were to cease, or to deteriorate, it could have a significant adverse impact on the operations of CommWorld. Product availability from suppliers under open lines of credit has been sufficient for CommWorld's current operations. However, all products may not necessarily be available in the future. CommWorld continually monitors changes in products offered by these manufacturers, as well as others, to review its current and future product mix. CommWorld's products are warranted by their vendors for at least one year for defects in material and workmanship.

Regulation

         The Federal Communications Commission ("FCC") regulates the telephone industry. The FCC has a registration program providing minimum specifications for customer-owned equipment.

         The Federal Trade Commission ("FTC") requires franchisors to provide prospective franchisees with a Uniform Franchise Offering Circular, which sets forth detailed information about the franchisor and the franchise program.

         A number of states require a franchisor to register prior to selling franchises in those particular states and CommWorld registers its offering of the franchise program in those states in which registration is required. In addition, states may impose certain minimum requirements on franchises located within that state. For example, franchises in Iowa, by law, have a three-mile exclusive territory.

Employees

         As of January 31, 2000, CommWorld had approximately 144 full-time employees involved in technical service, maintenance, installation, administration, sales, accounting, warehousing, and franchise relations.


                   BPI MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS


Results Of Operations For the Nine Months Ended January 31, 2000 As Compared To The Nine Months Ended January 31, 1999

         For the nine months ended January 31, 2000 ("fiscal 2000") BPI reported net income of approximately $753,000 as compared to net income for the nine months ended January 31, 1999 ("fiscal 1999") of approximately $631,000. Total revenue increased from approximately $14,491,000 to $29,907,000 from fiscal 1999 to fiscal 2000 respectively.

         Revenue from system sales increased from $4,564,000 to $8,339,000 from fiscal 1999 to fiscal 2000 respectively. This increase is primarily related to new customers to whom BPI sold product directly in the initial stages of the relationship but later moved to an agency model relationship. Support, update, configuration and training revenues increased from $4,120,000 to $16,208,000 from fiscal 1999 to fiscal 2000 respectively. Of the increase, Y2K related revenues were approximately $6,000,000 and broad band services, which are new service offerings, were approximately $1,000,000. The remainder of the increase is due to the expanded sales emphasis on service revenue. Cost of sales increased from $10,998,000 to $23,663,000 from fiscal 1999 to fiscal 2000 respectively. Gross margins decreased from 24% to 21% for the respective periods. The decline in gross profit is primarily related to an increase in the use of contractor services, necessitated by the rapid growth of services provided by BPI. In addition, BPI significantly added to its management team in preparation for expanded future activities.

         Selling, general and administrative expenses increased from approximately $2,402,000 to $4,844,000 from fiscal 1999 to fiscal 2000 respectively. The major components of the increase were related to increases in officer bonuses of $452,000, facilities costs of $208,000, office expenses of $187,000, professional services of $96,000 as well as significant infrastructure and administrative personnel requirements related to BPI's rapid growth during this period.

         For the nine months ended January 31, 2000, BPI incurred income taxes of $635,000. The income tax is a direct result of income before tax for the nine months ended January 31, 2000 of $1,388,000.

Results Of Operations For The Year Ended April 30, 1999 As Compared To The Year Ended April 30, 1998

         For the year ended April 30, 1999 ("fiscal 1999") BPI reported net income of approximately $815,000 as compared to net income for the year ended April 30, 1998 ("fiscal 1998") of approximately $420,000. Total revenue increased from approximately $21,125,000 to $23,964,000 from fiscal 1998 to fiscal 1999 respectively. In fiscal 1998 BPI wrote off bad debts of $292,000 owed by a related party, with $50,000 being written off in fiscal 1999. Adding back these extraordinary write-offs, the net income after taxes as a percent of revenue is 3.6% for fiscal 1999 and 3.4% for fiscal 1998.

         Revenue from system sales decreased from $9,762,000 to $5,738,000 from fiscal 1998 to fiscal 1999 respectively; support, update, configuration and training revenues increased from $3,294,000 to $10,387,000 from fiscal 1998 to fiscal 1999 respectively, reflecting the shift in business focus for BPI from system sales to services-related income. Cost of sales increased from approximately $16,684,000 to $17,626,000 from fiscal 1998 to fiscal 1999 respectively. However, the gross margin improved from 21% to 26% for the respective periods. This improvement is also the result of the shift from system sales to higher-margin support, update, configuration and training sales.

         Selling, general and administrative expenses increased from approximately $3,369,000 to $4,974,000 from fiscal 1998 to fiscal 1999 respectively. The main components of the increase in selling, general and administrative expenses were increases in officer bonuses of $1,200,000, the previously-mentioned related party write-offs of $292,000 and increased rent related to BPI's new location of $118,000.

         For the year ended April 30, 1999, BPI incurred income taxes of $542,000 compared to income taxes of $384,000 for the prior comparable period. The increase in tax is directly related to an increase in income before tax of $553,000 for the year ended April 30, 1999


Liquidity And Capital Resources

         For fiscal 1999 net cash used in operating activities was $1,032,000 compared to net cash provided by operations of $1,031,000 for fiscal 1998. The change was primarily due to an increase in accounts receivable. At April 30, 1999, BPI had unusually high accounts receivable related to Y2K work done for a particular customer; that receivable has since been paid.

         In the nine months ended January 31, 2000 operating activities provided net cash of $2,580,000 compared to $258,000 for the nine months ended January 31, 1999. The change was primarily a result of reductions in accounts receivable.


         Net cash used in investing activities was $349,000 for fiscal 1999 compared to $299,000 for fiscal 1998. The primary investing activity in both periods was the purchase of fixed assets of $200,000 and $268,000 and purchases of investment securities of $118,000 in the year ended April 30, 1999.

         For the nine months ended January 31, 2000, net cash used in investing activities was $449,000 compared to net cash used in investing activities of $158,000 for the comparable period ended January 31, 1999. The primary investing activity in both periods was the purchase of fixed assets of $303,000 and $96,000 and investment purchases of $5,000 and $30,000, respectively.

         Net cash provided by financing activities for fiscal 1999 was $556,000 compared to net cash used in financing activities of $321,000 for fiscal 1998. The change was primarily the result of increased bank borrowings of $750,000.

         For the nine months ended January 31, 2000 net cash used in financing activities was $664,000 compared to $104,000 for the nine months ended January 31, 1999. The increase was primarily due to payments on bank borrowings.

         BPI has primarily used its $750,000 line of credit with Norwest Bank to fund officer bonuses and has met requirements to retire the balance for 60 days each year. Previous capital expenditures have been funded by cash from operations.


                                 BUSINESS OF BPI

Overview

         Headquartered in Littleton, Colorado, BPI is a Colorado corporation established in 1975. BPI is a regional integrated technology service provider in network design, communications, and integration. BPI designs, sells and supports network operating systems and their hardware platforms. In 1999, BPI expanded its service area by opening offices in Salt Lake City and Seattle.

         The customer base of BPI includes AT&T, Level 3, Bay Networks, Oppenheimer Funds, US West Communications and Media One Group. Industries in which BPI customers are engaged include aviation, education and healthcare systems. BPI has also donated the information systems and timing devices that were used at the World Alpine Skiing Championships in Vail, Colorado.

         Management of BPI believes that retaining quality personnel, particularly in the information technology arena, as well as its onsite life cycle center, will be important to its future financial success. BPI's current business strategy is to continue to add profitable, technical services to its current set of services and to attract new contracts with major accounts.

Evolution Of BPI

         BPI was founded in 1975 by Anton St. John after his retirement from a 25-year career as the Western Regional Manager for Remington Rand. BPI initially sold typewriters, calculators and supplies, and employed six people. BPI subsequently added word processors and computers to its inventory service products. BPI continued to evolve from these origins. It focused on developments in computers, peripherals, imaging and other services believed necessary to support network systems. BPI also provides training and back-end service as part of its product and service package.

         Anton St. John retired as BPI's president in 1989 and was succeeded by his son, Mike St. John. Mike St. John joined BPI in 1984 as a sales representative marketing office products. Mike St. John is currently President of BPI. He also actively manages customer relationships and the development of new business opportunities for BPI.

         BPI devotes ongoing attention to in-house service, engineering and sales staff training. It has evolved as a regional services provider in alliance with various companies in the data networking and broadband technology arenas.

         In April 1998, BPI moved from its original Denver facility to a new location in Littleton, Colorado. The facility at the new location contains 23,000 square feet of office space, remodeled and reconfigured specifically to accommodate the needs of BPI. BPI has also recently leased additional space within nearby buildings.

         BPI's focus historically has been on the Colorado market. During the last three years, BPI has experienced an increase of business in other states, partly as a result of an extension of services to its Colorado customer-base. In 1999, BPI expanded its engineering and project management service coverage through new offices in Seattle and Salt Lake City. This expansion occurred partly in response to a demand for technical services in other locations by a major customer of BPI. BPI anticipates that its new presence in these areas may spawn additional customer relationships. BPI currently employs approximately 250 people on a full-time basis in its three locations.

         In recent years, BPI has been engaged in Y2K evaluation and remediation projects, expansion and facilitation of educational systems through design and implementation of video conferencing systems, and diagnosis and inoculation of the network systems necessary for reliable operations and communications within the health and hospitals sector. In 1999, BPI provided the computer systems and on-site support to provide real-time data on scores and rankings in the Alpine Ski World Championships held in Vail, Colorado to members of the European Broadcast Association.

         BPI operates in a highly competitive environment in which it has numerous competitors for its products and services. Some of its competitors are larger and better financed than BPI, and may enjoy certain competitive advantages. While BPI believes that its role as a network and data communication service company gives it certain competitive advantages, no assurance exists that BPI will be able to maintain its market share or current level of profitability.

Products And Services

Summary

         BPI is an integrated technology service provider in network design, communications and integration. BPI specializes in high-speed data, voice and video networks and designs, and sells and supports network operating systems and hardware of platforms. In addition, BPI operates a placement organization that provides permanent staffing to customers in support of its other products and services.

         The principal providers of these services are the Technical Services, Staffing Services, Life Cycle Services, and Field Operations divisions of BPI. The Project Management and Consulting groups of BPI provide business re-engineering services to medium and large businesses in the field of information and communication technology.

         The Technical Services division of BPI provides information technology engineering and support. Staffing Services provides internal and/or external resources when the necessary service is not readily available from BPI. Life Cycle Services coordinates and manages the services provided by the Consulting and Management groups. The role of this group includes technology evaluation, purchasing, configuration, deployment, tracking, support, asset management and disposal. The Broadband Infrastructure Division of Field Operations supplements BPI's services by providing plant infrastructure such as structured data and broadband network cabling.

Advanced Systems

         BPI's Advanced Systems Group designs, sells and supports enterprise-wide information technology services.

         BPI's Advanced Systems service offerings include: System Administration (outsourcing, remote system and network administration, and assistance with operational processes and physical design); System Utilization (performance tuning); High Availability capacity (MC/ServiceGuard, EMC2 Symmetric Storage Systems); Internet/Intranet Security (firewall design and implementation, firewall and web server security audits); and HP Open View (enterprise backup solutions).

Communications Systems

         BPI's Communications Group designs, installs, and supports services for high-speed data, voice and video networks. It concentrates its efforts in three primary areas:

         Core Business Technologies. This area includes interactive video conferencing, fiber optic transport services, RF/coaxial integration, Internet/I-Net access, local area network, wide area network and metropolitan area network integration, video file servers, data/voice services, and hybrid fiber/coax design.

         Technology Services. This area includes vendor comparison, testing and selection; system design, implementation and layout; documentation and graphical representation, and minimization of disparate technologies.

         Support Services. Support services provided through the Communications Group include remote monitoring and diagnostics, problem resolution, hardware service and maintenance, as well as updates and upgrades.

Consulting Services

         Consulting services include consultation on local and wide area network design; network design and auditing; switch, router and gateway design; existing network redesign; micro/mainframe connectivity; FAX servers; remote communications, and cabling requirements. In addition, BPI provides analysis of storage and expansion needs, virus detection and inoculation, and security policy deployment services.

         BPI has established a mixed environment network at its headquarters, referred to as the Network Operations Center ("NOC"). The NOC is designed to emulate an information technology environment and to test new applications before they are loaded onto a customer's network.

Procurement Services

         BPI sells and services a variety of hardware and software. BPI's product lines include networking hardware, platforms, software, storage systems, video conferencing and power components. BPI has sales and service relationships with various vendors, including Hewlett-Packard, Microsoft, Novell, Compaq, IBM, Storagetek, Toshiba and Oracle . Professional Services

         BPI's Professional Services Group focuses on three core areas of service: engineering and support; local and national enterprise services; and network performance analysis (baselining and monitoring).

         Engineering and Support. The Professional Services Group provides network engineering and support under five major platforms: Microsoft, Novell, Banyan, UNIX-HP UX, and Apple Macintosh. The BPI Professional Services Group also deals with ATM, or auto-synchronized transfer mode networking, a type transmission technology used with voice, video and data over high speed networks, and ATM infrastructure design and planning.

         Local and National Enterprise Services. This category of BPI professional services includes local and national maintenance contract service on a same-day or next-day response basis, as well as Help Desk support.

         Network Performance Analysis. BPI services provided through this category include network management utilizing BPI's High Availability System, running Hewlett Packard's OpenView. This system provides both real-time redundant storage as well as real-time network monitoring and support.

         BPI also employs network analysis technology intended to perform network baselining services.

         BPI also performs network "health checks" and analysis of network performance intended to determine whether a network is secure from viruses, outside intruders, and network fatigue.

         BPI's Life Cycle Services Center. BPI's life cycle services center offers customization of computer networking equipment and configuration services to its customers. These services include: customization of hardware and software to customer specifications; responses to changing specifications; workstation standardization; quality control; asset tagging and labeling; bar-coding to assist with inventory accounting; and, configuration documentation.

Business Professional Staffing

         BPI provides Business Professional Staffing ("BPS") as a division of BPI. BPS is a placement organization that specializes in technological personnel.

Directors To Be Named by BPI Shareholders

         Mike St. John, Director and President

         Mike St. John has served as president since 1989. He also has served as BPI's corporate director. Mike originally joined BPI in 1984 as a sales representative after completing his Master's of Business Administration degree, with emphasis in marketing and finance, at the University of Colorado and previously earning a Bachelor's degree at the University of Denver School of Business.

         Scott Swenson, Director

         Scott co-founded and has served as General Counsel and Secretary for Enhanced Video, Voice and Data Systems, Inc. ("E3SI"), a telecommunications consulting group that was formed in February 1997. In addition, Scott is a co-founder and board member of Jumpstart Capital, Inc. located in Littleton, Colorado. Scott is also a co-founder and advisory board member of LaunchCloud, Inc., formed in September 1999. For nine years prior to his involvement with E3SI, Jumpstart and LaunchCloud, Scott was a partner with the Denver-based law firm of Rothgerber, Johnson & Lyons where he began his law practice after graduation from the University of Denver College of Law in 1981. Scott focused primarily on a national financial institutions mergers and acquisition practice and also performed corporate and securities work for early stage companies in both regulated and unregulated industries.

Leases And Significant Contracts

Property Leases

         BPI has leases at five property locations. Three of these lease sites are located in the Denver metropolitan area where BPI is headquartered. The principal facility includes 23,000 square feet of space and is located at 8136
S. Grant Way in Littleton, Colorado. BPI recently acquired leases on additional space in two nearby office and warehouse buildings. In early 1999 BPI acquired a lease on 3,000 feet of office space at 8024 S. Grant Way. BPI also leases 5,375 square feet of office/warehouse space at 8121 S. Grant Way, with the option to renew this lease for an additional three years after expiration of its initial term in March 2003.

         As of July 1999, BPI entered into contracts with HQ Global Workplaces, Inc. for office space and related office services at locations in Washington and in Utah. These BPI facilities are located at 500 108th Avenue NE in Bellevue, Washington, and at 4001 S. 700 East, Suite 500, Salt Lake City, Utah.

Contracts And Commitments

         Norwest Bank Line of Credit. BPI maintains a $750,000 line of credit with Norwest Bank, secured by BPI's accounts receivable. The terms of the credit line require BPI to retire the balance to zero for a minimum 60-day period each year. As of March 2000, principal outstanding on the BPI line of credit was at zero, but a draw is anticipated in the near future to address pending executive compensation.

         Service Contracts. BPI utilizes a standard form of service contract for customer purchases of BPI goods and services. Many of these contracts involve customers expected to make purchases having aggregate payments in excess of $50,000. BPI believes that the majority of these customer relationships are good.

Major Customers

         BPI has historically received a significant amount of its annual revenues from two major customers, AT&T and TCI. In 1999, TCI merged with AT&T. The combined AT&T and TCI accounted for 16.4% and 22.9% of BPI's revenues in fiscal 1998 and 1999, respectively. For the nine-month period from May 1999 through January 2000, AT&T represented 34.2% of BPI's total revenues.

Sales And Revenue Distribution

         Three major revenue streams contribute to BPI's operations. These consist of engineering services, systems (hardware/software) sales, and professional placement. BPI estimates the revenue proportions attributable to these categories for 1999 at 43% due to services, 56% to systems, and the remaining 1% accounted for by placement commissions. For the nine months ending January 31, 2000, this breakdown is 54%, 45%, and 1%, respectively.

         Engineering services are routinely sold in blocks of hours that a customer may use over a defined period, typically eighteen months. In special circumstances such as those involving large customers or government agencies, alternative sales options may be used. BPI makes systems sales of computer systems and networks in two ways. Typically, BPI prefers to act as an agent to sell the product to the customer, remaining out of the billing and payment cycle between the distributor and customer. In cases where BPI considers a small customer as a sound credit risk but needing assistance with an acquisition, BPI will use its own credit to buy a product from the distributor and then bill the customer.

         BPI's Professional Placement services are charged out as a fee calculated as a percentage of the annual salary payable upon signing the agreement for placement.

Related Party Transactions

Real Estate Leases

         BPI currently leases its primary 23,000 square-foot facility in Colorado on a month-to-month basis from 8136 S. Grant Way, LLC, a business entity which is 80% owned by Mike St. John, BPI's president, on an informal, oral basis which the parties have operated under since BPI moved into this facility in April 1998. BPI and 8136 S. Grant Way, LLC have recently executed a written lease agreement due to become effective on May 1, 2000. The initial term of this lease runs through April 30, 2002, with an option to extend for an additional two-year term. Base monthly rent is $27,875 under the written lease, with additional monthly charges for maintenance and repairs, insurance, taxes and utilities under the lease estimated at an additional $5.10 per square foot on an annualized basis.

Advances And Receivables

         BPI has advances receivable from Mike St. John of $50,000, and a demand note receivable with a current balance of $77,869 from E3SI, a company in which Mike St. John has a 46% ownership interest. E3SI engages the services of BPI from time to time to assist in implementation and completion of certain E3SI projects. Under this arrangement, for the nine months ended January 31, 2000, BPI's revenues from E3SI totaled $245,783, of which $96,721 was due to BPI from E3SI on January 31, 2000. BPI wrote off amounts receivable from E3SI of $50,000 and $292,000 in fiscal 1999, and 1998, respectively. BPI accrues interest on the officer advances and the E3SI note at 8% per annum. E3SI utilizes approximately 500 square feet of space in BPI's primary facility incident to E3SI's working relationship with BPI. E3SI employs and pays its three-person staff from E3SI revenues. E3SI engages primarily in government cable and fiber optic franchise consulting, design and implementation primarily for owners of destination resorts, sports arenas and state and local governments.

         BPI also had accounts receivables from two entities with common ownership, 8136 S. Grant Way, LLC (80% owned by Mike St. John) for $4,834 and LaunchCloud, LLC (19% owned by Mike St. John) for $51,878, which amounts were subsequently paid. For the nine months ended January 31, 2000, BPI's revenues from LaunchCloud were $50,898.

Equipment Acquisitions And Leases

         In February 2000, BPI purchased the Unix computer system and a phone system used in its operations but owned by Mike St. John for $50,000. BPI had formerly leased this equipment from its president under two month-to-month leases for approximately $4,500 per month.


                     DESCRIPTION OF COMMWORLD CAPITAL STOCK

         If the proposal to amend the articles of incorporation to increase the authorized common stock is approved, the CommWorld articles of incorporation will provide that the authorized capital stock of CommWorld will consist of 75,000,000 shares of common stock and 3,000,000 shares of preferred stock.

CommWorld Common Stock

         Holders of shares of common stock are entitled to one vote per share on all matters to be voted upon by shareholders generally, and are not entitled to cumulate votes in the election of directors. Approval of proposals submitted to shareholders at a meeting requires the favorable vote of a majority of the shares voting. Shareholders are entitled to receive such dividends as may be declared from time to time by the Board out of funds legally available therefor. CommWorld has no plans to pay dividends on its common stock in the near future, and is currently restricted in its ability to pay dividends. In the event of liquidation, dissolution, or winding up of CommWorld, holders of shares of common stock are entitled to share ratably in all assets remaining after payment of liabilities and distribution to holders of preferred stock. The holders of shares of common stock have no pre-emptive, conversion or subscription rights. The shares of common stock currently outstanding are validly issued, fully paid, and non-assessable.



CommWorld Preferred Stock

         CommWorld is authorized to issue up to 3,000,000 shares of $1 par value preferred stock, which may be issued from time to time in one or more series. The Board is allowed to fix or alter the dividend rights, the terms of redemption and the liquidation preferences of any unissued series of preferred stock and may designate the number of shares constituting any such series.

Series C Preferred Stock

         CommWorld has authorized 440,000 shares of Series C preferred stock of which 10,000 shares are issued and outstanding. Dividends on the Series C preferred stock are paid when declared by the Board, at the rate of $.08 per share per annum before any dividends on shares of the common stock are paid. Upon liquidation, dissolution or winding up of CommWorld, the Series C preferred stock will have a preference of $1 per share plus accumulated and unpaid dividends, payable from the proceeds of sale or distribution of CommWorld's assets prior to any distribution to the holders of common stock. CommWorld may redeem the Series C preferred stock at $1 per share plus accrued and unpaid dividends by giving 30 days' notice to the holders of the Series C preferred stock. At January 31, 2000, there were $2,200 in accumulated dividends.

                             INDEPENDENT ACCOUNTANTS

         The consolidated financial statements of CommWorld as of April 30, 1999 and 1998, and for each of the two years in the period ended April 30, 1999, included in this proxy statement have been so included in reliance on the report of Levine, Hughes & Mithuen, Inc., independent accountants, given on the authority of said firm as experts in auditing and accounting.

         The financial statements of BPI as of April 30, 1999 and 1998, and for each of the two years in the period ended April 30, 1999, included in this proxy statement have been so included in reliance on the report of BDO Seidman, LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

         CommWorld's Board has not yet made the selection of CommWorld's independent auditors for the year ending April 30, 2000.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals for inclusion in proxy materials for CommWorld's 2000 annual meeting of shareholders should be submitted by the shareholder to the secretary of CommWorld in writing and received at the executive offices of CommWorld by June 30, 2000.

                                  LEGAL MATTERS

         Patton Boggs, LLP, Denver, Colorado, special counsel to CommWorld, will pass upon the validity of the CommWorld securities to be issued in connection with the merger. Certain legal matters in connection with the merger will be passed upon for BPI by Rothgerber Johnson & Lyons LLP.

                       WHERE YOU CAN FIND MORE INFORMATION

         CommWorld files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document that CommWorld files at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. CommWorld's SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

                           FORWARD-LOOKING STATEMENTS

              This proxy statement contains certain forward-looking statements and information relating to CommWorld and BPI that are based on the beliefs of CommWorld management, as well as assumptions made by and information currently available to management. Such forward-looking statements are principally contained in and include, without limitation, CommWorld's plans for its business upon completion of the merger with BPI, including the introduction of new products and services, expansion into new markets, and mergers and acquisitions. In addition, in those and other portions of the proxy statement, the words "anticipates," "believes," "estimates," "expects," "plans," "intends" and similar expressions, as they relate to CommWorld or its management, are intended to specifically identify forward-looking statements. Such statements reflect the current views of CommWorld with respect to future events and are subject to certain risks, uncertainties, and assumptions, including the risk factors described in this proxy statement. In addition to factors described elsewhere in this proxy statement, CommWorld specifically cautions the factors listed under the caption "Risk Factors" could cause actual results to differ materially from those expressed in any forward-looking statement. Should one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated or expected. CommWorld does not intend to update these forward-looking statements.

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


                          INDEX TO FINANCIAL STATEMENTS

                                                                                                              Page
Consolidated Condensed Financial Statements of CommWorld for the Nine Months
   Ended January 31, 2000 and 1999

           Consolidated Condensed Balance Sheets                                                               F-1
           Consolidated Condensed Statements of Operations                                                     F-2
           Consolidated Condensed Statements of Cash Flows                                                   F-3-4
           Notes to Consolidated Condensed Statements Financial Statements                                   F-5-7

Financial Statements of Business Products, Inc.
  for the Nine Months Ended January 31, 2000 and 1999

           Balance Sheets                                                                                   F-8, 9
           Statements of Income and Comprehensive Income                                                      F-10
           Statements of Stockholders' Equity                                                                 F-11
           Statements of Cash Flows                                                                           F-12
           Notes to Financial Statements                                                                   F-13-22

Consolidated Financial Statements of CommWorld for the Years Ended April 30, 1999 and 1998

           Independent Auditors' Report                                                                       F-23
           Consolidated Balance Sheets                                                                    F-24, 25
           Consolidated Statements of Operations                                                              F-26
           Consolidated Statements of Stockholders' Equity                                                    F-27
           Consolidated Statements of Cash Flows                                                          F-28, 29
           Notes to Consolidated Financial Statements                                                      F-30-49

Financial Statements of Business Products, Inc.
   for the Years Ended April 30, 1999 and 1998

           Independent Auditors' Report                                                                       F-50
           Balance Sheets                                                                                 F-51, 52
           Statements of Income and Comprehensive Income                                                      F-53
           Statements of Stockholders' Equity                                                                 F-54
           Statement of Cash Flows                                                                            F-55
           Notes to Financial Statements                                                                   F-56-65




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


            COMMUNICATIONS WORLD INTERNATIONAL, INC. AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                JANUARY 31, 2000
                            (IN THOUSANDS OF DOLLARS)


ASSETS
Current assets:
   Cash                                                                              $   200
   Trade accounts and current portion of notes receivable, less allowance for
       doubtful accounts of $239                                                       1,799
   Inventory                                                                             386
   Prepaid expenses                                                                       80
                                                                                     -------
       Total current assets                                                            2,465

Property and equipment, net                                                              371
Deposits and other assets                                                              1,100
Intangible assets, net                                                                 3,197
Deferred tax asset                                                                     1,045
                                                                                     -------
                                                                                     $ 8,178
                                                                                     =======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Trade accounts payable                                                           $ 1,343
    Revolving line of credit                                                           1,007
    Current portion of notes payable                                                     682
    Accrued expenses                                                                     462
    Deposits and other current liabilities                                                67
                                                                                     -------
       Total current liabilities                                                       3,561


Capital lease obligations and deferred revenue                                            30
Notes payable (including $857 due to related parties)                                  2,914
                                                                                     -------
       Total liabilities                                                               6,505
                                                                                     -------

Stockholders' equity:
   Preferred stock, 3,000,000 shares authorized:
       Series C (cumulative) - 50,000 shares issued and outstanding,                      50
       Series F (cumulative) - 30,000 shares issued and outstanding                       30
   Common stock, no par value, 25,000,000 shares authorized,
       shares issued and outstanding; 7,628,668                                        8,119
   Additional paid-in capital                                                          1,604
   Accumulated deficit                                                                (8,130)
                                                                                     -------
        Total stockholders' equity                                                     1,673
                                                                                     -------
                                                                                     $ 8,178
                                                                                     =======

See accompanying notes to consolidated financial statements

            COMMUNICATIONS WORLD INTERNATIONAL, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
               FOR THE NINE MONTHS ENDED JANUARY 31, 2000 AND 1999
            (IN THOUSANDS OF DOLLARS EXCEPT EARNINGS PER SHARE DATA)

-------------------------------------------------------------------------------

                                                                   For the Nine Months Ended January 31,
                                                                   -------------------------------------
                                                                          2000              1999
                                                                      ------------      ------------
Revenue:
   Franchise equipment sales                                          $      3,950      $      4,069
   Direct equipment sales and service                                        6,789             2,482
   Royalty fees                                                                111               148
   Other revenue                                                               189                56
                                                                      ------------      ------------
        Total revenue                                                       11,039             6,755

Costs and expenses:
    Cost of franchise equipment sales                                        3,602             3,610
    Cost of direct equipment sales and service                               4,530             1,567
    Selling                                                                    774               275
    General and administrative                                               2,385             1,765
    Executive officer severance compensation                                    --               138
    Cost of expired letters of intent                                           --                78
    Depreciation and amortization                                              181               150
    Interest expense                                                           375               193
                                                                      ------------      ------------
        Total cost and expenses                                             11,847             7,776

       (Loss) from operations before income taxes                             (808)           (1,021)

Income tax benefit                                                              --                --
                                                                      ------------      ------------

(Loss) from continuing operations                                             (808)           (1,021)

Discontinued operations, net of income taxes:
  Loss from operations of subsidiaries sold                                     --               (33)
  Loss on sale of subsidiaries                                                  --              (396)
                                                                      ------------      ------------

Loss from discontinued operations                                               --              (429)
                                                                      ------------      ------------

         Net (loss)                                                   $       (808)     $     (1,450)
                                                                      ============      ============

Earning per share:
     Basic:
        (Loss) from continuing operations                             $       (.12)     $       (.53)
                                                                      ============      ============
        Net (loss)                                                    $       (.12)     $       (.75)
                                                                      ============      ============
     Fully diluted:
        (Loss) from continuing operations                             $       (.12)     $       (.53)
                                                                      ============      ============
        Net (loss)                                                    $       (.12)     $       (.75)
                                                                      ============      ============

See accompanying notes to consolidated financial statements

            COMMUNICATIONS WORLD INTERNATIONAL, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
               FOR THE NINE MONTHS ENDED JANUARY 31, 2000 AND 1999
                            (IN THOUSANDS OF DOLLARS)

--------------------------------------------------------------------------------

                                                                             For the Nine Months Ended January 31,
                                                                             -------------------------------------
                                                                                    2000              1999
                                                                                ------------      ------------
Cash flows from operating activities:
   Net (loss)                                                                   $       (808)     $     (1,450)
   Adjustments to reconcile to net cash provided
      (used) by operating activities:
          Depreciation and amortization                                                  181               150
          Debt issuance costs                                                            117                --
          Provision for losses on accounts and notes receivable                          101                34
          Intangible write off - discontinued operations                                  --               259
          Changes in operating assets and liabilities:
               Trade accounts and notes receivable                                      (445)              573
               Inventories                                                               (54)              150
               Prepaid expenses                                                          (72)              (23)
               Deposits and other assets                                                (141)                2
               Notes receivable                                                          (44)               --
               Trade accounts payable                                                   (474)             (126)
               Accrued expenses                                                          107              (185)
               Other liabilities                                                          47               (56)
                                                                                ------------      ------------
               Net cash (used) by  operating activities                               (1,485)             (672)
                                                                                ------------      ------------

Cash flows from investing activities:
    Acquisitions                                                                      (1,636)              (64)
    Capital expenditures                                                                (219)              (22)
                                                                                ------------      ------------
               Net cash used by investing activities                                  (1,855)              (86)
                                                                                ------------      ------------

Cash flows from financing activities:
    Net borrowings under line-of-credit agreement                                        510              (961)
    Sale of Common Stock                                                                 507               310
    Sale of warrants                                                                      18                --
    Net proceeds from sale of Preferred Stock                                             --             1,759
    Redemption of Preferred Stock                                                         16                --
    Notes payable                                                                      2,756                --
    Repayment of notes and contract payable                                             (308)             (294)
    Repayment of capital lease obligations                                               (16)              (15)
                                                                                ------------      ------------
               Net cash provided by financing activities                               3,483               799

Net increase (decrease) in cash                                                          143                41

Cash at beginning of the period                                                           57                14
                                                                                ------------      ------------

Cash at end of the period                                                       $        200      $         55
                                                                                ============      ============

See accompanying notes to consolidated financial statements

            COMMUNICATIONS WORLD INTERNATIONAL, INC. AND SUBSIDIARIES
          CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) - CONTINUED
               FOR THE NINE MONTHS ENDED JANUARY 31, 2000 AND 1999
                            (IN THOUSANDS OF DOLLARS)

--------------------------------------------------------------------------------

                                                                        2000         1999
                                                                      --------     --------
Supplemental disclosures of cash flow information:
        Interest paid                                                 $    164     $    192

    Non-cash financing activities:
        Issuance of warrants in connection with
            convertible debt                                          $ 1, 035
    Non-cash investing activities:
        Sale of operating subsidiaries:
            Exchange of preferred stock as consideration                           $    372
            Note receivable taken as partial consideration                         $     25
    Business acquisitions financed by :
            Issuance of common stock                                  $    492
Conversion of preferred stock to common stock                         $    491
Conversion of notes payable to common stock                           $     15


See accompanying notes to consolidated financial statements

            COMMUNICATIONS WORLD INTERNATIONAL, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

(1)      BASIS OF PRESENTATION

         The consolidated condensed interim financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes the disclosures are adequate to make information presented not misleading.

         These statements reflect all adjustments, consisting of normal recurring adjustments which, in the opinion of management, are necessary for fair presentation of the information contained therein. It is suggested that these consolidated condensed financial statements be read in conjunction with the financial statements and notes thereto, at April 30, 1999 and for the two years then ended included in the Company's report on Form 10-SB/A. The Company follows the same accounting policies in preparation of interim reports.

         Results of operations for the interim periods are not necessarily indicative of annual results.


(2)      ACQUISITIONS

         During the nine months ended January 31, 2000, the Company completed the acquisitions of two companies. On September 30, 1999 CommWorld acquired Willpower, Inc. d/b/a RMS Communications, Inc ("RMS") for approximately $622,900. The purchase price was comprised of cash of $225,000, notes from CommWorld of $150,000 and 185,000 shares of CommWorld common stock. On October 29, 1999 CommWorld acquired the operations of West-Tech Communications Corp. ("West-Tech") and certain assets net of liabilities assumed for $1,190,523. The purchase price was comprised of cash of $558,947, notes from CommWorld of $370,000 and 270,000 shares of CommWorld common stock. Included in the cash portion of the purchase price was $138,947 representing the difference between accounts receivable purchased and accounts payable assumed. The acquisitions were accounted for using the purchase method of accounting; accordingly, the operating results of these acquired entities have been included in the historical results of CommWorld's operations for the period subsequent to their acquisition.

         The assets acquired, including the cost in excess of net assets acquired, and liabilities assumed in the acquisitions of RMS and West-Tech are as follows:

                                                       RMS           West-Tech
                                                  ------------     ------------
                                                         (in thousands)
Tangible assets acquired at fair value            $         80     $        218
Costs in excess of net assets acquired                     543            1,082
Liabilities assumed at fair value                           --             (110)
                                                  ------------     ------------
      Total purchase price                        $        623     $      1,190
                                                  ============     ============

            COMMUNICATIONS WORLD INTERNATIONAL, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

(2)      ACQUISITIONS (CONTINUED)

         Selected unaudited pro forma combined results of operations for the nine months ended January 31, 2000, assuming the RMS and West-Tech acquisitions occurred on May 1, 1999, are presented as follows:


                                                      (in thousands except for per
                                                              share amounts)
                                                              --------------
           Revenue                                                 $ 15,596
           Net loss                                                $ (1,774)
           Net loss per common share                               $   (.26)


(3)      CONVERTIBLE DEBT OFFERINGS

         During the nine months ended January 31, 2000, the Company received net proceeds of approximately $1,362,000 from the sale of Units of Subordinated Convertible Notes and Common Stock Purchase Warrants. Each Unit consisted of a $50,000 Note and 20,000 Warrants for a purchase price of $50,400. Each Note is convertible into Common Stock at $1.50 per share which may be lowered under certain circumstances. Each Warrant is exercisable at $.40 per share until September 30, 2004.

         In November 1999, additional net proceeds of approximately $722,000 were received from the sale of Notes and Warrants to two institutional investors. The terms of these transactions were similar to the Unit offering, with certain exceptions. The Company agreed to register the common stock which may be received upon conversion of these notes, and that if the registration statement is not declared effective by April 30, 2000, the institutional investors have the right to accelerate the maturity date of their notes to nine months from the date of exercise of the acceleration right. If the institutional investors exercise the right to accelerate the maturity of their notes, the Company will redeem their Warrants at $.02 per Warrant. The exercise price for these warrants is $.60, instead of the $.40 exercise price in the Units. The Company is also restricted in its ability to prepay these notes.

            COMMUNICATIONS WORLD INTERNATIONAL, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

(3)      CONVERTIBLE DEBT OFFERINGS (CONTINUED)

         In connection with the issuance of the Company's convertible debt, the Company issued 1,101,760 warrants, including 221,760 of placement agent warrants, to acquire shares of the Company's common stock. The warrants are exercisable at prices ranging from $.40 to $1.00 expiring September 30, 2004. At January 31, 2000 the issuance of the warrants resulted in the recognition of approximately $1,035,000 of additional debt issuance cost of which $117,000 has been expensed and $918,000 remains unamortized at January 31, 2000.

(4)      REVOLVING LINE OF CREDIT

         In January 2000 the Company entered into a new revolving line of credit agreement with a finance company. The revolving line of credit permits the Company to borrow up to $2,000,000 subject to certain collateral limitations. Interest, at the rate of prime plus 3.5% per annum, is due monthly. The revolving line of credit is collaterallized by substantially all of the assets of the Company.

                                                         BUSINESS PRODUCTS, INC.



                                                                  BALANCE SHEETS

================================================================================

January 31,                                                           2000             1999
                                                                 ------------     ------------
ASSETS

CURRENT:
 Cash and cash equivalents                                       $  1,599,418     $    952,652
 Investment in equity securities (Note 1)                             242,567           30,300
 Accounts receivable, less provision of
    $150,000 and $88,000 for returns and doubtful
    accounts (Notes 2, 4, and 8)                                    3,916,097        2,246,399
 Commissions receivable                                               688,251          938,770
 Inventories                                                           70,625           31,000
 Related party receivables (Note 4)                                   133,683          129,613
 Prepaid expenses and other current assets (Note 4)                   110,841           20,133
                                                                 ------------     ------------

Total current assets                                                6,761,482        4,348,867
                                                                 ------------     ------------


PROPERTY AND EQUIPMENT:
 Office and computer equipment                                        579,781          123,529
 Leasehold improvements                                               271,558          240,676
                                                                 ------------     ------------
                                                                      851,339          364,205
Less accumulated depreciation and amortization                        189,476           78,606
                                                                 ------------     ------------

Net property and equipment                                            661,863          285,599
                                                                 ------------     ------------

DEPOSITS (Note 5)                                                      62,500           62,500
                                                                 ------------     ------------


                                                                 $  7,485,845     $  4,696,966
                                                                 ============     ============

                                 See accompanying summary of accounting policies
                                              and notes to financial statements.

                                                         BUSINESS PRODUCTS, INC.



                                                                  BALANCE SHEETS

================================================================================


January 31,                                                           2000             1999
                                                                 ------------     ------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
           Note payable (Note 2)                                 $         --     $         --
           Accounts payable                                         1,962,632        1,269,832
           Accrued payroll, commissions and
              compensated absences                                  1,077,741          589,448
           Payroll taxes and employee benefit plans
              payable (Note 6)                                        111,440          234,296
           Deferred revenue                                         1,206,056          992,240
           Income taxes payable (Note 3)                              721,708          465,632
           Deferred income tax liability (Note 3)                     301,308           15,042
                                                                 ------------     ------------

Total current liabilities                                           5,380,885        3,566,490
                                                                 ------------     ------------

COMMITMENTS AND CONTINGENCIES
           (Notes 4, 5, 6, 7 and 10)

STOCKHOLDERS' EQUITY:
           Common stock, no par value, 50,000 shares
              authorized; 1,500 shares issued and
              outstanding                                               1,500            1,500
           Accumulated other comprehensive income                      37,298               --
           Retained earnings                                        2,066,162        1,128,976
                                                                 ------------     ------------

Total stockholders' equity                                          2,104,960        1,130,476
                                                                 ------------     ------------

                                                                 $  7,485,845     $  4,696,966
                                                                 ============     ============


                                 See accompanying summary of accounting policies
                                              and notes to financial statements.

                                                         BUSINESS PRODUCTS, INC.



                                   STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

================================================================================

Nine Months Ended January 31,                                    2000              1999
                                                            ------------      ------------
REVENUES: (Notes 4 and 8)
           Support, update, configuration and training      $ 16,207,645      $  4,120,179
           System sales                                        8,339,500         4,564,031
           Commissions                                         5,351,150         5,766,743
           Other income                                            8,294            39,773
                                                            ------------      ------------
Total revenues                                                29,906,589        14,490,726

COST OF REVENUES                                              23,663,374        10,998,408
                                                            ------------      ------------

GROSS PROFIT                                                   6,243,215         3,492,318

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES (Note 4)          4,843,671         2,402,188
                                                            ------------      ------------

OPERATING INCOME                                               1,399,544         1,090,130

OTHER INCOME (EXPENSE):
           Interest and investment income                         57,638            29,161
           Interest expense                                      (69,567)             (472)
           Write off of related party advances (Note 4)               --           (50,000)
                                                            ------------      ------------

Total other income (expense)                                     (11,929)          (21,311)
                                                            ------------      ------------

INCOME BEFORE TAXES ON INCOME                                  1,387,615         1,068,819

TAXES ON INCOME (Note 3)                                         634,560           437,507
                                                            ------------      ------------

NET INCOME                                                       753,055           631,312

Other comprehensive income, net of income tax
           Unrealized holding gains (Note 1)                      35,171                --
                                                            ------------      ------------

COMPREHENSIVE INCOME                                        $    788,226      $    631,312
                                                            ============      ============


                                 See accompanying summary of accounting policies
                                              and notes to financial statements.

                                                         BUSINESS PRODUCTS, INC.


                                              STATEMENTS OF STOCKHOLDERS' EQUITY

================================================================================

                                                                                         Accumulated
                                                                  Common Stock             Other
                                                         -----------------------------  Comprehensive    Retained
Nine Months Ended January 31, 2000 and 1999                 Shares           Amount        Income        Earnings       Total
                                                         ------------     ------------  ------------   ------------  ------------
BALANCE, May 1, 1998                                            1,500     $      1,500  $         --   $    497,664  $    499,164

Comprehensive income:
           Net income for the nine month period                    --               --            --        631,312       631,312
                                                         ------------     ------------  ------------   ------------  ------------

BALANCE, January 31, 1999                                       1,500     $      1,500  $         --   $  1,128,976  $  1,130,476
                                                         ============     ============  ============   ============  ============

BALANCE, May 1, 1999                                            1,500     $      1,500  $      2,127   $  1,313,107  $  1,316,734

Comprehensive income:
           Net income for the nine month period                    --               --            --        753,055       753,055
           Unrealized holding gains for the nine month
                     period                                        --               --        35,171             --        35,171
                                                         ------------     ------------  ------------   ------------  ------------

BALANCE, January 31, 2000                                       1,500     $      1,500  $     37,298   $  2,066,162  $  2,104,960
                                                         ============     ============  ============   ============  ============


                                 See accompanying summary of accounting policies
                                              and notes to financial statements.

                                                         BUSINESS PRODUCTS, INC.



                                                        STATEMENTS OF CASH FLOWS

================================================================================

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS

 Nine Months Ended January 31,                                                           2000              1999
                                                                                     ------------      ------------
OPERATING ACTIVITIES:
           Net income                                                                $    753,055      $    631,312
           Adjustments to reconcile net income to net
                cash provided by (used in) operating activities:
                     Depreciation and amortization                                         91,520            58,051
                     Provision for returns and  doubtful accounts                              --            32,000
                     Write off of related party advances                                       --            50,000
                     Deferred income taxes                                                (86,855)          (28,125)
                     Changes in operating assets and liabilities:
                         Accounts receivable                                              570,832        (1,386,284)
                         Commissions receivable                                           179,490           145,140
                         Inventories                                                      (17,625)          (16,000)
                         Prepaid expenses                                                 134,150           (14,736)
                         Accounts payable and accrued expenses                           (145,231)          300,273
                         Accrued payroll, commissions, compensated
                              absences, payroll taxes and employee benefit plans          317,992           (13,086)
                         Deferred revenue                                                 280,914           208,563
                         Income taxes payable                                             502,174           290,910
                                                                                     ------------      ------------

Net cash provided by operating activities                                               2,580,416           258,018
                                                                                     ------------      ------------

INVESTING ACTIVITIES:
           Purchase of property and equipment                                            (383,419)          (96,169)
           Purchases of investment securities                                             (65,289)          (30,300)
           Additions to deposits                                                               --           (31,250)
                                                                                     ------------      ------------

Net cash used in investing activities                                                    (448,708)         (157,719)
                                                                                     ------------      ------------

FINANCING ACTIVITIES:
           Proceeds from note payable                                                     300,000                --
           Payments on note payable                                                    (1,049,484)               --
           Advances to related parties                                                   (199,236)         (104,013)
           Payments received from related parties                                         285,000                --
                                                                                     ------------      ------------

Net cash used in financing activities                                                    (663,720)         (104,013)
                                                                                     ------------      ------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                    1,467,988            (3,714)

CASH AND CASH EQUIVALENTS, beginning of period                                            131,430           956,366
                                                                                     ------------      ------------

CASH AND CASH EQUIVALENTS, end of period                                             $  1,599,418      $    952,652
                                                                                     ============      ============


                                 See accompanying summary of accounting policies
                                              and notes to financial statements.

                                                         BUSINESS PRODUCTS, INC.



                                                  SUMMARY OF ACCOUNTING POLICIES

================================================================================


BUSINESS Business Products, Inc. (the "Company") is engaged in the business of providing value-added systems integration as an information technology solution provider. The Company designs and installs computer networks and communications systems, procures and supports computer hardware and software, performs engineering and other technical services, and provides staffing solutions. The Company was incorporated in Colorado in 1975.

                                    The Company primarily does business in
                                    Colorado, Utah, and Washington, but may sell products or perform services anywhere in the United States depending on the needs of customers.

CONCENTRATIONS                      The Company's financial instruments that are
OF CREDIT RISK                      exposed to concentrations of credit risk
                                    consist primarily of cash equivalent
                                    balances in excess of the insurance provided by governmental insurance authorities and accounts receivable. The Company's cash equivalents are placed with major financial institutions and are primarily invested in money market investments.

                                    A majority of the Company's business
                                    activities are with customers in the
                                    technology, telecommunications, government and not-for-profit industries. Accounts receivable consist primarily of amounts due from a large number of entities in these sectors. The Company does not require collateral to support such receivables.

                                                         BUSINESS PRODUCTS, INC.



                                                  SUMMARY OF ACCOUNTING POLICIES

================================================================================


USE OF ESTIMATES                    The preparation of financial statements in
                                    conformity with generally accepted
                                    accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

INVESTMENT IN EQUITY SECURITIES     Marketable securities classified as
                                    available for sale are those securities that the Company does not have a positive intent to hold to maturity or does not intend to trade actively. These securities are reported at fair value with unrealized gains and losses reported, net of applicable income taxes, as a component of stockholders' equity in other comprehensive income.

INVENTORIES                         Inventories of computer hardware and
                                    accessories are stated at cost on a first in, first out basis.

PROPERTY AND                        Property and equipment are stated at cost.
EQUIPMENT                           Depreciation is computed using accelerated
                                    methods over the estimated useful lives
                                    (generally five to seven years) of the
                                    assets. Leasehold improvements are amortized over the shorter of the useful lives of the assets or the lives of the respective leases.

                                    Depreciation and amortization expense was
                                    $91,520 and $58,051 for the nine months
                                    ended January 31, 2000 and 1999.

REVENUE                             Revenues for systems sales are recognized at
RECOGNITION                         the time the system is configured and
                                    installed. Revenue from block time support service agreements is deferred at the time the agreement is executed and recognized as the related services are provided over the contractual period. The Company recognizes revenues from customer training and consulting services when such services are provided.

                                    Agency commissions related to hardware or software sales facilitated by the Company's sales representatives that are direct between the distributor and the customer are recognized when the distributor has completed the sale to the customer.

                                                         BUSINESS PRODUCTS, INC.



                                                  SUMMARY OF ACCOUNTING POLICIES

================================================================================


INCOME TAXES                        The Company accounts for income taxes under
                                    Financial Accounting Standards Board
                                    ("FASB") Statement No. 109, "Accounting for
                                    Income Taxes". Deferred income taxes result from temporary differences. Temporary differences are differences between the tax basis of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years.

CASH EQUIVALENTS                    The Company considers cash and all highly
                                    liquid investments purchased with an
                                    original maturity of three months or less to be cash equivalents.

COMPREHENSIVE INCOME                The Company follows Statement of Financial
                                    Accounting Standards ("SFAS") SFAS No. 130,
                                    "Reporting Comprehensive Income". SFAS No.
                                    130 requires the reporting of comprehensive income in addition to net income from operations. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income.

                                    The change in net unrealized securities
                                    gains (losses) recognized in other
                                    comprehensive income includes unrealized gains (losses) that arose during the period from changes in market value of securities that were held during the period (holding gains (losses)).

NEW ACCOUNTING                      In June 1998, the FASB issued SFAS No. 133,
PRONOUNCEMENT                       "Accounting for Derivative Instruments and
                                    Hedging Activities" which requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair market value. Gains or losses, resulting from changes in the values of those derivatives would be accounted for depending on the use of the derivatives and whether it qualifies for hedge accounting. The key criterion for hedge accounting is that the hedging relationship must be highly effective in achieving offsetting changes in fair value or cash flows. SFAS No. 133, as amended by SFAS No. 137, is effective for fiscal years beginning after June 15, 2000.
                                    Management believes the adoption of this statement will have no material impact on the Company's financial statements.

                                                         BUSINESS PRODUCTS, INC.



                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

1. INVESTMENT IN EQUITY             The Company's market value of available for
   SECURITIES                       sale equity securities consisted of the
                                    following:

                                  Estimated       Gross          Gross
                                    Fair       Unrealized     Unrealized
                                    Value         gains          losses         Cost
                                 ----------    ----------     -----------    ----------
JANUARY 31, 2000                 $  242,567    $   67,205     $    7,529     $  182,891
January 31, 1999                 $   30,300    $       --     $       --     $   30,300

2. NOTE PAYABLE                     On April 30, 1999, the Company entered into
                                    a bank promissory note payable. No amount was outstanding under the note agreement at January 31, 2000. The maximum availability under the note is $750,000. The original note matured in November 1999 and was renewed to April 30, 2000. Interest is payable monthly at the prime rate charged by Norwest Bank Colorado, N.A, (8.50% at
                                    January 31, 2000). The note is secured by accounts receivable and general intangibles of the Company and is guaranteed by the Company's President.

                                    The agreement contains loan covenants that require the Company to provide monthly accounts receivable agings, annual and quarterly Company financial statements, and provide annual personal financial statements and tax returns of the guarantor. The loan requires the Company to annually "rest" the loan for 60 days with a zero balance. The Company was in compliance with these covenants.

                                                         BUSINESS PRODUCTS, INC.



                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================


3. TAXES ON                         Taxes on income consisted of the following:
   INCOME

Nine Months Ended January 31,                          2000              1999
                                                  ------------      ------------
CURRENT:
   Federal                                        $    607,634      $    392,034
   State                                               114,074            73,598
                                                  ------------      ------------

                                                       721,708           465,632
                                                  ------------      ------------

DEFERRED:
   Federal                                             (73,204)          (23,625)
   State                                               (13,944)           (4,500)
                                                  ------------      ------------

                                                       (87,148)          (28,125)
                                                  ------------      ------------

                                                  $    634,560      $    437,507
                                                  ============      ============


The components of deferred income tax assets and liabilities are as follows:

January 31,                                           2000              1999
                                                  ------------      ------------
DEFERRED TAX ASSETS (LIABILITIES):
  Contributions carryovers                        $    104,500      $     55,000
  Accounts receivable reserve                           56,500            33,000
  Accrued compensated absences                          51,500            54,500
  Net deferred revenue                                (491,500)         (157,500)
  Unrealized holding gains on available
    for sale securities                                (22,500)               --
                                                  ------------      ------------

                                                  $   (301,500)     $    (15,000)
                                                  ============      ============

                                                         BUSINESS PRODUCTS, INC.



                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================


                                    A reconciliation of taxes on income at the federal statutory rate to the effective tax rate is as follows:

Nine Months Ended January 31,                                        2000             1999
                                                                 ------------     ------------
Taxes on income computed at the federal  statutory rate          $    472,000     $    363,500
State income taxes, net of federal tax benefit                         75,500           48,500
Non-deductible expenses                                                87,000           28,500
Other                                                                      --           (3,000)
                                                                 ------------     ------------

Income tax expense                                               $    634,500     $    437,500
                                                                 ============     ============


4. RELATED                          Leases
   PARTY
   TRANSACTIONS                     The Company leases its facilities on a
                                    month-to-month basis from 8136 S. Grant Way,
                                    LLC, which is 80% owned by the President of the Company. The Company moved into the facilities at 8136 S. Grant Way in April
                                    1998. Rent for the period of April to
                                    December 1998 was $9,059 monthly and was increased to $27,875 monthly in January
                                    1999. Rent expense under the leases was
                                    $250,875 and $109,404 for the nine months ended January 31, 2000 and 1999.

                                    Additionally, the Company leases, using an informal arrangement, a Unix computer system ($2,500 monthly) and a phone system ($2,000 monthly) from the President of the Company under two month-to-month leases. Rent expense under the equipment leases was $40,500 for each of the nine month periods ended January 31, 2000 and 1999.

                                                         BUSINESS PRODUCTS, INC.



                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================


                                    Advances and Receivables

                                    The Company has advances receivable from two officers and a demand note receivable from E3SI, Inc., a company in which the Company's President has a 46% ownership interest. The Company also has receivables from two entities with common ownership, 8136 S. Grant Way, LLC (80% owned by the Company's President) and Launch Cloud, LLC (19% owned by the Company's President), for legal expenses paid on behalf of these entities. The amounts receivable are as follows:

January 31,                                      2000             1999
                                             ------------     ------------
Advances to officers                         $     50,000     $     50,000

Related party receivables:
   E3SI, Inc.                                      77,869           79,613
   8136 S. Grant Way,  LLC                          4,834               --
   Launch Cloud, LLC                                  980               --
                                             ------------     ------------

Total related party  receivables             $    133,683     $    129,613
                                             ============     ============


                                    In connection with the receivable from E3SI, the Company wrote-off an amount receivable from E3SI, Inc. of $50,000 during the nine months ended January 31, 1999. The amount advanced to E3SI as of January 31, 1999 was formalized in a note agreement as of December 27, 1999, which requires interest at 8% payable annually on the anniversary date of the note.

                                    Prior to entering the formal note agreement the Company charged E3SI interest at 8% per annum. The Company also accrues interest on the advances to officers at 8% per annum. Interest receivable as of the balance sheet dates is included in prepaid expenses and other current assets and consisted of the following:

                                                         BUSINESS PRODUCTS, INC.



                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

January 31,                             2000             1999
                                   ------------     ------------
Advances to officers               $     11,029     $      4,778
E3SI, Inc.                               10,360            3,836
                                   ------------     ------------

                                   $     21,389     $      8,614
                                   ============     ============


                                    E3SI and the Company have an ongoing
                                    business relationship whereby either party may occasionally perform work for the other party. Under this arrangement the following transactions have taken place during the periods presented:

 As of and for the Nine Months Ended January 31,                2000                        1999
                                                           --------------              --------------
 Accounts receivable -E3SI, Inc.                           $      96,721                 $     270

 Accounts receivable - Launch Cloud, LLC                   $      50,898                 $      --

 Revenues from E3SI, Inc.                                  $     245,783                 $     270

 Revenues from Launch Cloud, LLC                           $      50,898                 $      --


5. LEASE                            The Company leases certain  business/
   COMMITMENTS                      entertainment  facilities  under a
                                    cancelable operating lease agreement, which expire at various dates through 2003. The lease became effective August 1999 and is scheduled to end August 31, 2004 unless terminated sooner. At the end of the first year the Company may elect to terminate the agreement, effective at the end of the third year (August 31, 2002). The Company has made a security deposit of $62,500 under the agreement. The Company is also leasing certain office facilities under non-cancelable operating lease agreements, which expire at various dates through 2001.
                                    Rent and entertainment expense for the nine months ended January 31, 2000 was $104,267.
                                    No rent or entertainment expense was
                                    incurred under these agreements during the nine months ended January 31, 1999.

                                    Future minimum lease payments under the
                                    non-cancelable portion of the operating
                                    leases are as follows:

                                                         BUSINESS PRODUCTS, INC.



                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================


Twelve months ending January 31,

     2001                        $ 178,500
     2002                          125,000
                                 ---------

                                 $ 303,500
                                 =========


6. EMPLOYEE                         The Company has a deferred savings plan (the
   BENEFIT                          "Plan") which allows participants to make
   PLANS                            contributions by salary reduction pursuant
                                    to Section 401(k) of the Internal Revenue
                                    Code. Participants may contribute up to 15% of their compensation; not to exceed the maximum allowed by law. The Company makes a matching contribution to the Plan equal to 100% of the first 6% of employee contributions. The Company may make discretionary contributions to the Plan as determined by the Company's Board of Directors. Participants are 100% vested in their voluntary contributions and vest 20% per year beginning after two years of service in the Company matching contributions. The Company's contributions to the Plan for the nine months ended
                                    January 31, 2000 and 1999 were $161,134 and
                                    $187,826.

7. LITIGATION                       The Company is engaged in various litigation
                                    matters from time to time in the ordinary course of business. In the opinion of management, the outcome of any such litigation will not materially affect the financial position, results of operations, or cash flows of the Company. The Company currently does not have any litigation pending.

                                                         BUSINESS PRODUCTS, INC.



                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================


8. MAJOR                            The Company has historically received
   CUSTOMERS                        greater than 10% of its annual revenues from
                                    several customers. A summary of significant customers by period is as follows:

                                      January 31,                                     2000                 1999
                                      ----------------------------------------------------------------------------------------
                                      ACCOUNTS RECEIVABLE:
                                      Customer A                                        8.7%                 36.3%
                                      Customer B                                         --                  18.7%

                                      Nine Months Ended January 31,                   2000                 1999
                                      ----------------------------------------------------------------------------------------
                                      REVENUES:
                                      Customer A                                       34.2%                  5.4%

9. SUPPLEMENTAL
   DISCLOSURE OF                      Nine Months Ended January 31,                   2000                 1999
                                      ----------------------------------------------------------------------------------------
   CASH FLOW
   INFORMATION                        Cash paid during the period for:

                                      Interest                                     $ 69,567              $    472
                                      ========================================================================================

                                      Income taxes                                 $219,534              $174,522
                                      ========================================================================================

10. SUBSEQUENT EVENTS               On March 10, 2000, the Company and its
                                    shareholders entered into a definitive
                                    agreement for a business combination with Communications World International, Inc.
                                    ("CommWorld"). CommWorld's primary business focus is a variety of telecommunications products and services, including business telephone systems, through franchises under the CommWorld name and Company-owned outlets, including a national accounts subsidiary. CommWorld is headquartered in
                                    Englewood, Colorado, and has other offices in Golden, Colorado, and the Dallas/Fort
                                    Worth area. CommWorld is a publicly traded
                                    Over the Counter ("OTC") company. It is
                                    contemplated that in connection with the merger that shareholders of BPI will receive an aggregate of 12,600,000 shares of CommWorld's common stock and warrants to purchase an additional 3,000,000 shares at $1.50 per share if certain benchmarks related to the fair market value of CommWorld's stock are met.

                                    The merger is subject to approval of
                                    CommWorld's shareholders as well as
                                    obtaining various approvals, and customary closing conditions. When the merger closes BPI's operations will be reflected in a currently inactive subsidiary of CommWorld and BPI will cease to have separate corporate existence.

                          INDEPENDENT AUDITORS' REPORT


THE BOARD OF DIRECTORS AND STOCKHOLDERS
COMMUNICATIONS WORLD INTERNATIONAL, INC.:


We have audited the accompanying consolidated balance sheets of Communications World International, Inc. and subsidiaries as of April 30, 1999 and 1998, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Communications World International, Inc. and subsidiaries as of April 30, 1999 and 1998, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.



                                                  LEVINE, HUGHES & MITHUEN, INC.



Denver, Colorado
July 9, 1999

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
                                AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                             APRIL 30, 1999 AND 1998

--------------------------------------------------------------------------------

                                         ASSETS                                      1999             1998
                                         ------                                 ------------     ------------
CURRENT ASSETS:
    Cash and cash equivalents                                                   $     57,118     $     13,594
    Trade accounts and current portion of notes receivable, less allowance for doubtful accounts of $206,757 and $363,735 in
          1999 and 1998, respectively                                              1,353,223        1,711,959
    Inventory                                                                        331,696          624,610
    Prepaid expenses                                                                   7,265           16,678
    Deferred tax asset                                                                38,963          100,240
                                                                                ------------     ------------

                TOTAL CURRENT ASSETS                                               1,788,265        2,467,081

Property and equipment, net                                                          263,775          246,805
Deposits and other assets                                                             40,592           49,818
Notes receivable                                                                      33,283           81,017
Intangible assets, net                                                             1,687,328          864,425
Deferred tax asset                                                                 1,006,037          944,760
                                                                                ------------     ------------

                                                                                $  4,819,280     $  4,653,906
                                                                                ============     ============

        The accompanying notes are an integral part of the consolidated financial statements.

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
                                AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                             APRIL 30, 1999 AND 1998
--------------------------------------------------------------------------------


                          LIABILITIES AND STOCKHOLDERS' EQUITY                      1999              1998
                                                                                ------------      ------------
CURRENT LIABILITIES:
    Trade accounts payable                                                      $  1,817,103      $  1,809,766
    Revolving line of credit                                                         496,753         1,120,022
    Current portion of notes payable, including amounts due to
       related parties of  $402,168 in 1999 and $69,537 in 1998                      766,219           387,541
    Accrued expenses, deposits and other liabilities                                 354,528           699,921
    Current portion of capital lease obligations                                      20,388            13,200
                                                                                ------------      ------------

                TOTAL CURRENT LIABILITIES                                          3,454,991         4,030,450

LONG-TERM LIABILITIES:
    Capital lease obligations                                                         46,350            10,218
    Notes payable, including amounts due to related parties of
       $360,000 in 1999 and $37,177 in 1998                                          381,475           415,013
                                                                                ------------      ------------

                                                                                   3,882,816         4,455,681
                                                                                ------------      ------------

COMMITMENTS AND CONTINGENCIES (NOTE 9)

STOCKHOLDERS' EQUITY:
    Convertible preferred stock, $1.00 par value, 3,000,000
       shares authorized:
        Series B (cumulative) - 80,088 shares issued and
            outstanding in 1998                                                           --            80,088
        Series C (cumulative) - 371,545 shares issued and
        outstanding in 1999 and 436,679 in 1998
        (Liquidation preference $502,175)                                            371,545           436,679
        Series F (cumulative) - 214,818 shares issued and
            outstanding in 1999 and 357,818 in 1998
            (Liquidation preference $259,013)                                        214,818           357,818
        Series G (cumulative) - 83,500 shares issued and
            outstanding in 1998                                                           --            83,500
    Common stock, no par value, 25,000,000 shares authorized;
       6,702,571 issued and outstanding shares in 1999 and
       1,668,071 shares in 1998                                                    7,120,812         4,290,012
    Additional paid-in capital                                                       551,429           492,009
    Accumulated deficit                                                           (7,322,140)       (5,541,881)
                                                                                ------------      ------------

                TOTAL STOCKHOLDERS' EQUITY                                           936,464           198,225
                                                                                ------------      ------------

                                                                                $  4,819,280      $  4,653,906
                                                                                ============      ============

        The accompanying notes are an integral part of the consolidated financial statements.

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
                                AND SUBSIDIARIES
         CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
                       YEARS ENDED APRIL 30, 1999 AND 1998
--------------------------------------------------------------------------------

                                                                    1999              1998
                                                                ------------      ------------
REVENUE:
    Franchise equipment sales                                   $  5,361,569      $  5,159,968
    Direct equipment and service sales                             3,505,436         4,715,519
    Royalty fees                                                     191,368           222,987
    Initial franchise fees                                            36,000            12,500
    Interest and other income                                         55,308           134,522
                                                                ------------      ------------
                                                                   9,149,681        10,245,496
                                                                ------------      ------------
COSTS AND EXPENSES:
    Cost of franchise equipment sales                              4,759,150         4,596,432
    Cost of direct equipment and service sales                     2,325,227         2,602,656
    Selling                                                          403,767           417,928
    General and administrative                                     2,587,833         2,406,900
    Interest expense and loan fees, including related party
        interest of $6,783 in 1999 and $11,875 in 1998               253,883           413,687
    Amortization of intangible assets                                123,367           193,085
    Provision for bad debts                                           47,380           250,000
                                                                ------------      ------------
                                                                  10,500,607        10,880,688
                                                                ------------      ------------

LOSS FROM OPERATIONS BEFORE INCOME TAXES                          (1,350,926)         (635,192)

INCOME TAX BENEFIT                                                        --           400,000
                                                                ------------      ------------

LOSS FROM CONTINUING OPERATIONS                                   (1,350,926)         (235,192)
                                                                ------------      ------------

DISCONTINUED OPERATIONS, NET OF INCOME TAXES:
    Loss from operations of discontinued subsidiaries                (33,052)         (456,220)
    Loss on disposal of discontinued subsidiaries, net of
        income tax benefit of $260,000 in 1998                      (396,281)         (400,000)
                                                                ------------      ------------
LOSS FROM DISCONTINUED OPERATIONS                                   (429,333)         (856,220)
                                                                ------------      ------------

NET LOSS                                                          (1,780,259)       (1,091,412)

CUMULATIVE DIVIDENDS ON PREFERRED STOCK                               47,709            76,647
                                                                ------------      ------------

LOSS APPLICABLE TO COMMON STOCK                                 $ (1,827,968)     $ (1,168,059)
                                                                ============      ============

LOSS PER SHARE:
    Basic:
        Loss from continuing operations                         $       (.56)     $       (.14)
                                                                ============      ============
        Net loss                                                $       (.76)     $       (.72)
                                                                ============      ============
    Diluted:
        Loss from continuing operations                         $       (.56)     $       (.14)
                                                                ============      ============
        Net loss                                                $       (.76)     $       (.72)
                                                                ============      ============

WEIGHTED - AVERAGE NUMBER OF OUTSTANDING COMMON SHARES
    Basic:                                                         2,409,816         1,622,824
                                                                ------------      ------------
    Diluted:                                                       4,184,593         1,960,464
                                                                ------------      ------------


        The accompanying notes are an integral part of the consolidated financial statements.

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
                                AND SUBSIDIARIES
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                       YEARS ENDED APRIL 30, 1999 AND 1998
--------------------------------------------------------------------------------

                                            (Note 10)
                                         Preferred Stock
                                     Series B, C, F ,G,H,& I                 Common Stock
                                  ----------------------------      ---------------------------
                                     Shares           Amount           Shares          Amount
                                  -----------      -----------      -----------     -----------
BALANCES, APRIL 30, 1997              948,085      $   948,085        1,620,571     $ 4,224,512

Issuance of preferred stock            10,000           10,000               --              --

Issuance of common stock                   --               --           47,500          65,500

Issuance of options and
warrants to consultants                    --               --               --              --

Net loss                                   --               --               --              --
                                  -----------      -----------      -----------     -----------

BALANCES, APRIL 30, 1998              958,085      $   958,085        1,668,071     $ 4,290,012

Issuance of preferred stock            14,807           14,807               --              --

Preferred stock offering
costs                                      --               --               --              --

Conversion of preferred stock
into common upon shareholder
approval of additional
authorized shares                     (14,807)         (14,807)       4,761,500       2,462,975

Cancellation of  preferred
stock taken as partial
consideration for sale of
subsidiary operation                 (371,722)        (371,722)              --              --

Issuance of options and
warrants to consultants and
non-employee directors                     --               --               --              --

Issuance of common stock                   --               --          273,000         367,825

Net loss                                   --               --               --              --
                                  -----------      -----------      -----------     -----------

BALANCES, APRIL 30, 1999              586,363      $   586,363        6,702,571     $ 7,120,812
                                  ===========      ===========      ===========     ===========





                                 Additional       Accumulated      Shareholders'
                                aid-in Capital      Deficit           Equity
                                --------------    -----------      -----------
BALANCES, APRIL 30, 1997         $   447,009      $(4,450,469)     $ 1,169,137

Issuance of preferred stock               --               --           10,000

Issuance of common stock                  --               --           65,500

Issuance of options and
warrants to consultants               45,000               --           45,000

Net loss                                  --       (1,091,412)      (1,091,412)
                                 -----------      -----------      -----------

BALANCES, APRIL 30, 1998         $   492,009      $(5,541,881)     $   198,225

Issuance of preferred stock        2,746,693               --        2,761,500

Preferred stock offering
costs                               (298,525)              --         (298,525)

Conversion of preferred stock
into common upon shareholder
approval of additional
authorized shares                 (2,448,168)              --               --

Cancellation of  preferred
stock taken as partial
consideration for sale of
subsidiary operation                      --               --         (371,722)

Issuance of options and
warrants to consultants and
non-employee directors                59,420               --           59,420

Issuance of common stock                  --               --          367,825

Net loss                                  --       (1,780,259)      (1,780,259)
                                 -----------      -----------      -----------

BALANCES, APRIL 30, 1999         $   551,429      $(7,322,140)     $   936,464
                                 ===========      ===========      ===========



        The accompanying notes are an integral part of the consolidated financial statements.

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
                                AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                       YEARS ENDED APRIL 30, 1999 AND 1998

--------------------------------------------------------------------------------

                                                                                    1999              1998
                                                                                ------------      ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net loss                                                                    $ (1,780,259)     $ (1,091,412)
    Adjustments to reconcile to net cash provided by
        (used in) operating activities, net of effect of acquisitions:
            Depreciation and amortization                                            181,545           396,372
            Provision for bad debts                                                   47,380           250,000
            Provision for inventory obsolescence                                          --           233,000
            Stock options and warrant compensation                                   117,245            55,000
            Intangible write off-discontinued operations                             341,432           258,055
            Changes in operating assets and liabilities:
                Trade accounts and notes receivable                                  334,090           615,505
                Inventories                                                           57,914            89,941
                Prepaid expenses                                                       9,413            55,959
                Deferred taxes                                                            --          (660,000)
                Deposits and other assets                                              9,226           (10,344)
                Trade accounts payable                                                 7,337          (368,819)
                Accrued expenses, deposits and other liabilities                    (345,393)          429,669
                                                                                ------------      ------------
            Net cash provided by (used in) operating activities                   (1,020,070)          252,926
                                                                                ------------      ------------

CASH FLOWS FROM INVESTING ACTIVITIES
    Capital expenditures                                                             (75,427)          (40,657)
    Cash paid for acquisitions                                                      (602,570)               --
                                                                                ------------      ------------
            Net cash used in investing activities                                   (677,997)          (40,657)
                                                                                ------------      ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Net borrowings under line-of-credit agreement                                   (623,269)          157,551
    Payments of notes payable                                                       (379,860)         (470,687)
    Principal payments on capital lease obligations                                  (28,255)          (31,599)
    Issuance of preferred stock, net of offering costs                             2,462,975                --
    Issuance of common stock                                                         310,000            65,500
                                                                                ------------      ------------
            Net cash provided by (used in) financing activities                    1,741,591          (279,235)
                                                                                ------------      ------------

            Net increase (decrease) in cash                                           43,524           (66,966)

CASH AT BEGINNING OF THE YEAR                                                         13,594            80,560
                                                                                ------------      ------------

CASH AT END OF THE YEAR                                                         $     57,118      $     13,594
                                                                                ============      ============

        The accompanying notes are an integral part of the consolidated financial statements.

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
                                AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                       YEARS ENDED APRIL 30, 1999 AND 1998

--------------------------------------------------------------------------------

                                                                           1999             1998
                                                                      ------------     ------------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
    Interest paid                                                     $    256,993     $    351,843

NON-CASH INVESTING ACTIVITIES:
    Business acquisitions financed by:
        Issuance of notes payable                                          725,000               --
    Capital acquisitions financed by leases                                 71,575               --

NON-CASH FINANCING ACTIVITIES:
        Issuance of preferred stock as
            bonus compensation                                                  --           10,000
        Issuance of stock options and warrants to outside
            consultants                                                    117,245           45,000


        The accompanying notes are an integral part of the consolidated financial statements.

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         PRESENTATION

         The consolidated financial statements presented are those of Communications World International, Inc., and its subsidiaries, CommWorld Acquisition Corporation d.b.a. CRI, IAC Acquisition Corporation d.b.a. CommWorld of Denver, CommWorld of Phoenix, Inc., CommWorld of Seattle, Inc., Digital Telecom, Inc. d.b.a. CommWorld NationWide and CommWorld National Capitol Area, Inc. (collectively, the "Company" or "CommWorld"). All significant intercompany balances and transactions have been eliminated in consolidation.

         ORGANIZATION AND NATURE OF OPERATIONS

         CommWorld was incorporated under Colorado law in 1983 and has its principal executive offices at 7315 South Revere Parkway, Suite 602, Englewood, Colorado 80112. CommWorld is engaged in the distribution of franchise licenses within the telephone interconnect industry. The Company derives income primarily from the sale of equipment and services to franchisees, multi-location customers (national accounts), and through its Company-owned outlets, leasing fees and initial franchise fees.

         REVENUE RECOGNITION

         Initial Franchise Fees

         Franchise fees are recognized upon execution of the franchise agreement as all material services and conditions relating to the sale have been substantially performed or satisfied. Direct costs associated with the sale, including franchisor obligations, are expensed upon the recognition of the related revenue.

         Royalty Fees

         Royalty fees are cost mark-up fees charged to certain franchisees who purchase equipment directly from suppliers with whom the Company has purchasing contracts. The Company is notified by the supplier when the franchisees makes purchases and the fees are charged to the franchisee and recognized as income on a monthly basis.

         Franchise Equipment Sales

         Revenue from franchise equipment sales is generally recognized when products are shipped. The franchisee is entitled to purchase equipment from or through the Company on a "cost mark-up royalty" basis; based on the cost to the Company of the equipment and products purchased plus a mark-up to the franchisee. The amount of the cost mark-up royalty varies by manufacturer and by the volume of purchases of the individual franchise.

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Direct Equipment and Service Sales

         Revenue from direct equipment and service sales is generally recognized upon completion of the installation of the equipment or upon completion of the service provided by the Company for telephone systems, voice processing products and related peripherals, since most contracts are completed as of a period end. For significant projects not complete as of a period end, a percentage of revenue and expense for the entire project is recognized based on the estimated percentage of completion.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         INVENTORY

         Inventory is valued at the lower of cost (first-in, first-out method) or estimated market value and includes used and replacement stock items.

         PROPERTY AND EQUIPMENT

         Property and equipment are reported at cost. Depreciation is computed over the estimated useful lives of the assets using the straight-line method for financial reporting purposes.

         INTANGIBLE ASSETS

         Goodwill and Non-compete Agreements

         Acquisitions of interconnect dealers, including franchise outlets, are accounted for using the purchase method of accounting. Under this method, the purchase price is allocated to assets acquired and liabilities assumed based on their estimated fair values as of the date of acquisition. The excess of the consideration paid over the fair value of net assets acquired has been recorded as goodwill and is amortized on the straight-line basis over periods ranging from ten to twenty years. Non-compete agreements associated with business acquisitions are amortized over the term of the agreement. The Company reviews unamortized intangible assets whenever events or changes in circumstances indicate that the carrying value of the asset may not be recoverable. If there is an indication the carrying amount may not be recoverable, the Company estimates the future cash flows expected to result from the operation of the applicable Company-owned outlet and its eventual disposition. If the sum of the expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the intangible asset, the Company recognizes an impairment loss by reducing the unamortized cost of the intangible asset to its estimated fair value.

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         Reacquired Franchises

         Reacquired franchises include individual franchises taken over by the Company upon termination of the franchise agreements and/or abandonment by the franchisee. Reacquired franchises are recorded based upon the estimated fair value of the assets received less any liabilities assumed by the Company, but not in excess of the Company's cost. Costs in excess of amounts allocated to inventory, equipment and other assets are classified as franchises reacquired to the extent supportable by the fair value of the customer bases and territories acquired based upon estimates by Company management.

         The Company amortizes its investment in franchises reacquired to the extent of the annual pre-tax operating income, if any, of the reacquired franchise and may recognize additional amortization to reduce the investment to its net realizable value as estimated by Company management.

         Reacquired franchises also include the cost of master franchise territories reacquired. Reacquired master franchise territories are amortized when individual franchises in the related territories are sold. The maximum amortization period for reacquired franchises is five years from the date of reacquisition. There were no franchises reacquired in fiscal years 1999 or 1998.

         LOSS PER COMMON SHARE

         Loss per common share is computed using the weighted average number of common shares outstanding during each period. Common stock equivalents are not material and do not affect the income per share. Common stock equivalents are not included in the calculation of loss per share since they are anti-dilutive.

         INCOME TAXES

         The Company provides for income taxes using the asset and liability method as prescribed by Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amount of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

         FINANCIAL INSTRUMENTS

         The Company periodically maintains cash balances at a commercial bank in excess of the Federal Deposit Insurance Corporation Insurance limit of $100,000.

         The carrying value of financial instruments potentially subject to valuation risk, consisting principally of cash and cash equivalents, accounts receivable and accounts payable, approximate fair value.

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         COMPREHENSIVE INCOME

         The Company adopted Statement of Financial Accounting Standards (SFAS) No. 130 Reporting Comprehensive Income, effective May 1, 1998. SFAS No. 130 establishes standards for reporting comprehensive income and its components (revenues, expenses, gains and losses). Components of comprehensive income are net income and all other non-owner changes in equity. SFAS No. 130 requires an enterprise to (a) classify items of other comprehensive income by their nature in a financial statement, and (b) display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of a statement of financial position. Reclassifications of financial statements for earlier periods provided for comparative purposes is required. The Company has no items of comprehensive income at April 30, 1999 or 1998, respectively.

         RECLASSIFICATIONS

         Certain amounts in the 1998 consolidated financial statements have been reclassified to conform to the presentation used in the 1999 consolidated financial statements.

         OPERATING SEGMENTS

         The Company adopted Statement of Financial Accounting Standards (SFAS) No. 131 Disclosures About Segments of an Enterprise and Related Information, effective May 1, 1998. SFAS No. 131 establishes standards for reporting information about segments in annual and interim financial statements. SFAS No. 131 introduces a new model for segment reporting called the "management approach." The management approach is based on the way the chief operating decision maker organizes segments within the Company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, and any other method in which management disaggregates a company (see Note 16).

         RECENT PRONOUNCEMENTS

         The FASB issued SFAS No. 133, Accounting for Derivative Financial Instruments and Hedging Activities. SFAS No. 133, establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. SFAS No. 133 is effective for fiscal years beginning after June 15, 1999. The adoption of the standard is not expected to have a significant impact on the consolidated financial statements of the Company.

(2)      BUSINESS ACQUISITIONS

         The Company entered into a letter of intent on June 25, 1998 to merge with Interconnect Acquisition Corporation ("IAC"), a privately held company. In connection with the IAC merger agreement, the Company formed a wholly-owned subsidiary, IAC Acquisition Corporation, a Colorado corporation, and merged IAC into IAC Acquisition Corporation in October, 1998. Pursuant to the terms of the merger agreement, the Company issued to the shareholders of IAC 1,000 shares of $1.00 par value, Series I Preferred Stock, in exchange for 100% of the issued and outstanding shares of IAC common stock. The Series I Preferred Stock was automatically convertible into 2 million shares of Common

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



(2)      BUSINESS ACQUISITIONS (CONTINUED)

         Stock upon amendment of the Company's Articles of Incorporation to increase the number of authorized common shares. On the effective date of the merger agreement, IAC had no assets or liabilities. Accordingly, the transaction was accounted for at $1,000, represented by the issuance of 1,000 shares of $1.00 par value, Series I Preferred Stock. IAC was a development stage company formed to acquire interconnect telephony businesses. Prior to the merger, IAC had entered into letters of intent to acquire five such businesses, subject to obtaining financing, as well as, customary conditions of mergers and acquisitions. Due to the lack of tangible assets of IAC, the merger was accounted for using the par value of the Series I Preferred Stock. During March, 1999 the Series I Preferred Stock was converted into 2 million shares of the Company's Common Stock.

         The Company completed two acquisitions during the fiscal year ended April 30, 1999. During March, 1999, the Company, through a wholly-owned subsidiary (CommWorld Acquisition Corporation), acquired certain assets from Connective Resources, Inc. in Dallas, Texas. The Company, in a transaction structured as an asset purchase, acquired inventory of approximately $20,000, fixed assets of approximately $15,000 and the existing customer base valued at $42,750. The Company paid $52,750 in cash and issued a note payable for $25,000, which was paid subsequent to year end. The value of the customer base has been recorded as an intangible asset and is being amortized over five years.

         During April, 1999, the Company, through a wholly-owned subsidiary (IAC Acquisition Corporation), acquired Donaldson and Associates, Inc. (formerly doing business as CommWorld of Denver, a franchisee). The Company acquired inventory of approximately $70,000 and fixed assets with a net book value of approximately $45,000. The Company paid $550,000 in cash and issued notes payable in the total amount of $700,000. The notes are convertible into common stock of the Company at the option of the holder on the basis of $1 per share for $250,000 of the notes and at a 10% discount of market value for the other $450,000 of notes. The acquisition was accounted for as a purchase and, accordingly, the purchase price was allocated to the assets acquired based on their estimated fair values as of the date of the merger. The excess of the consideration paid over the fair value of net assets acquired of approximately $1,135,000 was recorded as goodwill and is being amortized on a straight line basis over twenty years. In connection with the transaction the principals of CommWorld of Denver entered into employment and non-compete agreements with the Company. The employment agreements range from one to five years and call for the principals, among other things, to receive their regular salaries during the term of the agreements.

         The following unaudited pro forma information for the years ended April 30, 1999 and 1998 assumes the acquisition of CRI and CommWorld of Denver occurred as of May 1, 1997. The pro forma results do not purport to be indicative of the results of operations which would actually have occurred had the acquisitions occurred on May 1, 1997, or which may occur in the future.


                                                                  Year ended April 30,
                                                            ------------------------------
                                                                1999              1998
                                                            ------------------------------
                                                                     (unaudited)
                                                            ------------------------------
Gross revenue                                               $ 11,488,289      $ 12,622,428
Net loss                                                      (1,769,318)       (1,060,665)
Loss per common share from continuing operations                    (.57)             (.17)

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(3)      REVOLVING LINE OF CREDIT

         The Company entered into a revolving line of credit agreement in January, 1995 with a finance company. The revolving line of credit permits the Company to borrow up to $2,000,000 subject to certain collateral limitations. Interest, at the rate of prime plus 5% per annum, is due monthly. The revolving line of credit is collaterallized by substantially all of the assets of the Company. At April 30, 1999 and 1998 the Company had outstanding borrowings on the line of credit of $496,753 and $1,120,022, respectively.

         The fair value of the line of credit approximates the carrying amount and is based on the amount of future cash flows discounted using the Company's current borrowing rate for loans of comparable maturity.

(4)      NOTES RECEIVABLE

         Occasionally, amounts due on open account from various franchisees were converted to promissory notes bearing interest at rates ranging from 8.5% to 12% per annum, payable in installment periods ranging from 12 to 36 months, and secured by the franchisee's business assets. In prior years, the Company sold various Company-owned outlets (see Note 7) with a portion of the sales financed with promissory notes. The fair value of notes receivable approximates the carrying amount and is estimated using discounted cash flow analyses.

         The Company also may finance payments of initial franchise fees with promissory notes for up to four months. Notes receivable consist of the following at April 30:

                                                   1999             1998
                                              ------------     ------------
Equipment sales                               $     53,935     $     81,975
Company-owned outlet sales                          22,000           97,987
Franchise fees                                       9,000            9,375
Former president of the Company                     25,000           25,000
                                              ------------     ------------
                                                   109,935          214,337
   Less current portion                             76,652          133,320
                                              ------------     ------------
   Non-current portion                        $     33,283     $     81,107
                                              ============     ============

         A provision for $38,283 is included in the allowance for doubtful accounts for potential credit losses.

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(5)      PROPERTY AND EQUIPMENT

         Property and equipment consists of the following at April 30:

                                                                   Estimated
                                                                  useful life          1999                  1998
                                                                  -----------      ------------         -------------
           Furniture, fixtures and equipment                          3-5          $    396,007         $    957,371
           Rental property                                             5                      -               33,830
           Vehicles                                                    5                  9,000              115,087
           Leasehold improvements and other                            5                 22,040                  967
                                                                                   ------------         ------------
                                                                                        427,047            1,107,255
           Less accumulated depreciation and amortization                               163,272              860,450
                                                                                   ------------         ------------
               Property and equipment, net                                         $    263,775         $    246,805
                                                                                   ============         ============

(6)      NOTES PAYABLE

         Notes payable consist of the following at April 30:

                                                                                  1999                   1998
                                                                            ---------------        ---------------
            Installment note payable to Toshiba America Information
            Systems, Inc. (TAIS), net of discount                           $       376,646        $       675,275
            Notes payable to sellers of acquired companies
            (see Note 2)                                                            762,168                106,705
            Other notes payable                                                       8,880                 20,574
                                                                            ---------------        ---------------
                                                                                  1,147,694                802,554

                    Less current portion                                            766,219                387,541
                                                                            ---------------        ---------------
                    Non-current portion                                     $       381,475        $       415,013
                                                                            ===============        ===============

         Effective December 22, 1995, the Company entered into an agreement with TAIS, its major supplier and unsecured creditor, to transfer $1,530,950 of accounts and note payable to a long-term obligation (the "Note") and to increase its credit facility by $400,000. Under the terms of the Note, the Company was required to make 60 equal installments of $29,598, including interest at 6% per annum, commencing in February 1996. Additional provisions of the Note agreement provided for principal reductions based on the Company's net operating cash flows. The Note is personally guarantee by the Company's former president, however, the Company has indemnified its former president relative to this guarantee.

         During August, 1997, TAIS modified the terms of the Note to a non-interest bearing obligation, provided the monthly payments of $29,598 continued in a timely manner.

         The fair value of the Note payable to TAIS is estimated based on the amount of future cash flows discounted using the Company's current borrowing rate for loans of comparable maturity. At April 30, 1999 and 1998, the estimated fair value of the TAIS note was approximately $335,000 and $599,000, respectively.

         The scheduled maturities of notes payable, by fiscal year, are, $766,219 in 2000, $111,475 in 2001, $90,000 in 2002, $90,000 in 2003,
         and $90,000 in 2004.

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(7)      FRANCHISED AND COMPANY-OWNED OUTLETS

         The following table provides data on franchised outlets and Company-owned outlets:

                                                        Franchised              Company-owned
                                                         outlets                   Outlets
                                                        ----------              -------------
                    Total at April 30, 1997                    57                        5
                    -----------------------
                        Additions                               1                       --
                        Terminated                             (5)                      (1)
                        Acquired franchises                    --                       --
                                                         --------                 --------
                    Total at April 30, 1998                    53                        4
                    -----------------------
                         Additions                             11                       --
                         Terminated                            (1)                      (3)
                         Acquired franchises                   --                        2
                                                         --------                 --------
                    Total at April 30, 1999                    63                        3
                    -----------------------              ========                 ========

(8)      INTANGIBLE ASSETS

         Intangible assets consist of the following at April 30:

                                                   Amortization
                                                      period                     1999                    1998
                                                  ---------------          ----------------        ----------------
            Goodwill                                5-20 years             $      1,987,369        $      1,259,608
            Franchises reacquired                     5 years                       315,567                 315,567
            Non-compete agreements                   2-5 years                      172,500                 172,500
                                                                           ----------------        ----------------
                                                                                  2,475,436               1,747,675

               Less accumulated amortization                                        788,108                 883,250
                                                                           ----------------        ----------------

                   Intangible assets, net                                  $      1,687,328        $        864,425
                                                                           ================        ================


         At April 30, 1999 franchises reacquired and non-compete agreements were fully amortized. At April 30, 1998, franchises reacquired and non-compete agreements had accumulated amortization of $299,195 and $172,196, respectively. Included in goodwill at April 30, 1999 is $42,750 attributable to the purchase of the existing customer base of Connective Resources, Inc. (see Note 2).

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(9)      COMMITMENTS

         EMPLOYMENT AGREEMENTS

         The Company has entered into Employment Agreements (the "Agreements") with several individuals in connection with various business acquisitions during fiscal years 1994 to 1999. Generally, the terms of these Agreements provide for a two to five year term of employment and a fixed minimum amount of annual compensation and bonus-performance incentives. Total compensation paid under these Agreements during fiscal years ended April 30, 1999 and 1998 was $107,792 and $193,345, respectively.

         The future minimum payments required under these Agreements at April 30, 1999 are as follows:

              Year ended April 30:
              --------------------
                      2000                              $ 210,000
                      2001                                210,000
                      2002                                120,000
                      2003                                120,000
                      2004                                120,000
                     Thereafter                           120,000
                                                        ---------
                                                        $ 900,000
                                                        =========


         OPERATING LEASES

         The Company leases office space and related facilities, equipment and vehicles under non-cancelable operating leases. Future minimum lease payments for such operating leases are as follows:

              Year ended April 30:
              --------------------
                    2000                            $   442,500
                    2001                                366,000
                    2002                                279,400
                    2003                                205,400
                    2004                                 68,900
                  Thereafter                                 --
                                                    -----------
                                                    $ 1,362,200
                                                    ===========

         Aggregate rental expense under operating leases was $254,754 and $286,925 for the years ended April 30, 1999 and 1998, respectively.

         During fiscal 1999, the Company relocated its corporate headquarters to one of the Company's other operating facilities. The Company entered into sublease agreements, with recourse, on the vacated facilities, under terms substantially the same as the original leases.

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(9)      COMMITMENTS (CONTINUED)

         CAPITAL LEASES

         The Company leases computer equipment under capital leases. At April 30, 1999, scheduled future minimum payments under capital leases with initial or remaining terms of one year or more are as follows:

                                 Year ended April 30:
                                 --------------------
                                         1999                                    $      32,580
                                         2000                                           32,580
                                         2001                                           21,720
                                                                                 -------------
            Total minimum lease payments                                                86,880
            Less interest                                                               20,142
                                                                                 -------------
            Present value of net minimum lease payments                                 66,738
            Less current portion                                                        20,388
                                                                                 -------------
            Non-current portion                                                  $      46,350
                                                                                 =============

         The following is a summary of property and equipment under capital leases at April 30:

                                                                1999              1998
                                                            ------------      ------------
                    Computer equipment                      $     71,575      $     80,692
                    Vehicles                                          --            78,935
                                                            ------------      ------------
                                                                  71,575           159,627
                    Accumulated amortization                      (7,953)         (119,796)
                                                            ------------      ------------
                                                            $     63,622      $     39,831
                                                            ============      ============

         Amortization of assets held under capital leases is included with depreciation expense.

(10)     SHAREHOLDERS' EQUITY AND RELATED PARTY TRANSACTIONS

         SERIES A PREFERRED STOCK

         In October 1992, the Company authorized the establishment and designation of 1,000,000 shares of Series A Preferred Stock. There were no Series A Preferred Stock shares issued and outstanding at April 30, 1999 and 1998.

         SERIES B PREFERRED STOCK

         In connection with the Company's acquisition of Master Franchise, Inc. and Communications World of Phoenix South, Inc. in April 1994, the Company authorized 100,000 shares of Series B Preferred Stock and issued 80,088 shares to the sole shareholder of the acquirees. Shares of the Series B Preferred Stock were convertible into common stock at the election of the holders. The conversion rights were not exercised and expired April 30, 1997. In 1999, the Company sold its operating unit in Phoenix back to the original owner. As partial consideration for the purchase, the Company took back and canceled all of the outstanding shares of Series B Preferred Stock and the rights to accumulated and unpaid dividends were waived.

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(10)     SHAREHOLDERS' EQUITY AND RELATED PARTY TRANSACTIONS (CONTINUED)

         SERIES C PREFERRED STOCK

         The Company authorized 440,000 shares of Series C Preferred Stock and issued 140,060 shares to the shareholders of CommWorld of Seattle North, Inc., and issued 181,484 shares to the shareholders of Digital Telecom Incorporated, and issued 40,000 shares to the shareholders of Communications World of Columbia, Inc., and issued 65,135 shares to the sole shareholder of Alpha Communications & Technology, Inc. and issued 10,000 shares to employees as incentive compensation. In connection with the Company's sale of certain operating units during the current fiscal year, 65,135 shares of Series C Preferred Stock were taken as partial consideration and were canceled by the Company. The rights to accumulated and unpaid dividends on these shares of stock were waived. Shares of the Series C Preferred Stock were convertible into common stock at the election of the holders. Effective July 16, 1997 the conversion rights expired. Dividends on the Series C Preferred Stock are paid when declared by the Board of Directors, at the rate of $.08 per share per annum before any dividends on shares of the Company's common stock are paid. Upon liquidation, dissolution or winding up of the Company, the Series C Preferred Stock shall have a preference of $1.00 per share plus accumulated and unpaid dividends, payable from the proceeds of sale or distribution of the Company's assets prior to any distribution to the holders of common stock. The Company may redeem the Series C Preferred Stock at $1.00 per share plus accrued and unpaid dividends by giving thirty days notice to the holders of the Series C Preferred Stock. At April 30, 1999, there were $130,630 in accumulated dividends.

         SERIES F PREFERRED STOCK

         The Company authorized 1,100,000 shares of Series F Preferred Stock. Shares of the Series F Preferred Stock are convertible into Common Stock at the election of the holders at a conversion price equal to 50% of the current market price determined by the 30 day average price prior to conversion. The shares of Series F Preferred Stock will automatically be converted into fully-paid and non-assessable shares of Common Stock upon the effective date of a registration statement covering the Common Stock. Dividends on the Series F Preferred Stock are paid when declared by the Board of Directors, at the rate of $.08 per share per annum before any dividends on shares of the Company's common stock are paid. Upon liquidation, dissolution or winding up of the Company, the Series F Preferred Stock has a preference of $1.00 per share plus accumulated and unpaid dividends, payable from the proceeds of sale or distribution of the Company's assets prior to any distribution to the holders of common stock. At April 30, 1999, there were $44,195 in accumulated dividends.

         The Company issued 143,000 shares of Series F Preferred Stock in connection with the acquisition of the assets of its franchise, CommWorld of Tucson. The Company also issued, for cash, 45,000 shares of Series F Preferred Stock, realizing net proceeds of $39,150, in connection with a private offering of the shares. The Company issued, for cash, 169,818 shares in connection with the exercise and conversion of certain notes payable into equity (see Note 11). In connection with the Company's sale of certain operating units in 1999, 143,000 shares of Series F Preferred Stock were received as partial consideration and canceled by the Company. The rights to accumulated and unpaid dividends on these shares of stock were waived.

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(10)     SHAREHOLDERS' EQUITY AND RELATED PARTY TRANSACTIONS (CONTINUED)

         SERIES G PREFERRED STOCK

         The Company authorized and issued 83,500 shares of Series G Preferred Stock to an individual in connection with the acquisition of the assets of CommWorld of Tucson (see Note 2). Shares of the Series G Preferred Stock were convertible into common stock at the election of the holders at a conversion price of $1.625. Dividends on the Series G Preferred Stock are paid when declared by the Board of Directors, at the rate of $.08 per share per annum before any dividends on shares of the Company's common stock are paid. In 1999, the Company sold its operating unit in Tucson to the original owner. As partial consideration for the sale, the Company received in exchange and canceled all of the previously issued and outstanding Series G preferred shares. All rights to accumulated and unpaid dividends were waived.

         SERIES H PREFERRED STOCK

         The Company authorized 17,700 shares of Series H Preferred Stock in 1999 in connection with a private placement of equity securities. The shares of Series H Preferred Stock were offered in a unit offering of securities with each unit consisting of one share of Series H Preferred Stock and 40 common stock purchase warrants exercisable at $3 per share. Each share of Series H Preferred Stock was convertible into 200 shares of common stock upon approval of the shareholders of the Company of an increase in the authorized shares of common stock, which approval was granted in March of 1999. There were 13,807.5 shares of Series H Preferred Stock issued which were converted into 2,761,500 shares of common stock.

         SERIES I PREFERRED STOCK

         The Company authorized 1,000 shares of Series I Preferred Stock in connection with the merger with Interconnect Acquisition Corporation
         (IAC) and issued all of the shares to the shareholders of IAC. Each share of Series I Preferred Stock was converted into 2,000 shares of common stock upon the approval of the shareholders of the Company of an increase in authorized shares of common stock, which approval was granted in March, 1999 and the Series I Preferred Stock was converted into 2,000,000 shares of common stock.

         The schedule on the following page summarizes the preferred stock activity for Series B, C, F, G, H and I for fiscal years ended April 30, 1999 and 1998:

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


(10)       SHAREHOLDERS' EQUITY AND RELATED PARTY TRANSACTIONS (continued)

                                  Series B                Series C                Series F               Series G
                           ---------------------   ---------------------   ---------------------   ---------------------
                             Shares      Amount      Shares      Amount      Shares      Amount      Shares      Amount
                           ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
BALANCES, APRIL 30, 1997      80,088   $  80,088     426,679   $ 426,679     357,818   $ 357,818      83,500   $  83,500

Issuance of preferred
stock                             --          --      10,000      10,000          --          --          --          --
                           ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------

BALANCES, APRIL 30, 1998      80,088      80,088     436,679     436,679     357,818     357,818      83,500      83,500

Issuance of preferred
stock                             --          --          --          --          --          --          --          --

Cancellation of preferred
stock in connection with
sale of operating units      (80,088)    (80,088)    (65,134)    (65,134)   (143,000)   (143,000)    (83,500)    (83,500)

Conversion of preferred
stock into common stock
upon shareholder approval
of additional authorized
common shares                     --          --          --          --          --          --          --          --
                           ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
BALANCES, APRIL 30, 1999          --   $      --     371,545   $ 371,545     214,818   $ 214,818          --   $      --
                           =========   =========   =========   =========   =========   =========   =========   =========


                                  Series H               Series I          Total Preferred Stock
                           ---------------------   ---------------------   ---------------------
                             Shares      Amount      Shares      Amount      Shares      Amount
                           ---------   ---------   ---------   ---------   ---------   ---------
BALANCES, APRIL 30, 1997          --   $      --          --          --     948,085   $ 948,085

Issuance of preferred
stock                             --          --          --          --      10,000      10,000
                           ---------   ---------   ---------   ---------   ---------   ---------

BALANCES, APRIL 30, 1998          --          --          --          --     958,085     958,085

Issuance of preferred
stock                         13,807      13,807       1,000       1,000      14,807      14,807

Cancellation of preferred
stock in connection with
sale of operating units           --          --          --          --    (371,722)   (371,722)

Conversion of preferred
stock into common stock
upon shareholder approval
of additional authorized
common shares                (13,807)    (13,807)     (1,000)     (1,000)    (14,807)    (14,807)
                           ---------   ---------   ---------   ---------   ---------   ---------
BALANCES, APRIL 30, 1999          --   $      --          --   $      --     586,363   $ 586,363
                           =========   =========   =========   =========   =========   =========

         During the year ended April 30, 1999, shares of Series H and Series I Preferred Stock were issued and subsequently converted into Common Stock. There were 13,807.5 shares of Series H Preferred Stock issued which were converted into 2,761,500 shares of Common Stock; there were 1,000 shares of Series I Preferred Stock issued which were converted into 2,000,000 shares of Common Stock.

         COMMON STOCK PURCHASE WARRANTS

         On May 20, 1997, the Company entered into an investment banking agreement (the Agreement) with M.H. Meyerson & Co., Inc. (Meyerson). Under the terms of the Agreement, Meyerson provides investment banking services for the Company, on a best efforts basis, including assistance with mergers and acquisitions, internal capital structuring and the placement of new debt and equity issues for a period of up to five years commencing from the date of the Agreement. In consideration of the services to be performed, the Company granted Meyerson warrants to purchase 175,000 shares of Common Stock at a price of $1.20 per share. The warrants are fully vested and may be exercised at any time up to and including May 20, 2002. The warrants carry piggyback registration rights. The warrants were valued at $.30 each and a charge of $37,000 was recorded in the year ended April 30, 1998, with an offsetting increase to additional paid-in capital.

         The Company completed a private placement of equity securities on May 25, 1998. The private placement consisted of 283,000 Units with each Unit consisting of one share of common stock and one common stock purchase warrant exercisable at $2.50 for a period of five years. The Units were sold for $1.25 each for total proceeds of $353,750. In addition to the Units, the Company sold to the Placement Agent 40,000 Common Stock purchase warrants for $100, exercisable at $1.25 per share for a period of five years.

         The Company completed an additional private placement of equity securities in March, 1999. The private placement consisted of 13,807.5 Units with each Unit consisting of one share of Series H Preferred Stock and 40 common stock purchase warrants. Each warrant entitles the holder to purchase one share of common stock at $3 per share at any time up to and including March 31, 2004. Additionally, 331,380 common stock purchase warrants were issued to the placement agent. The warrants may also be exercised at any time up to March 31, 2004; 276,150 warrants are exercisable at $1 per share and 55,230 are exercisable at $3 per share.

         As a part of severance agreements with executive officers of the Company, common stock purchase warrants were issued which entitle the holders to purchase 135,000 shares of common stock at $1.30 per share and 25,000 shares at $1.00 per share. The 135,000 warrants may be exercised at any time up to August 11, 2001 and the 25,000 warrants may be exercised at any time up to September 20, 1999. The warrants were fair valued at $.31 and $.13 per share, respectively, and a charge of $45,100 was recorded for fiscal year ended April 30, 1999 with an offsetting increase to additional paid in capital.

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


(10)     SHAREHOLDERS' EQUITY AND RELATED PARTY TRANSACTIONS (continued)

         OTHER RELATED PARTY TRANSACTIONS

         In September, 1997 the Company entered into an agreement with Century Capital Group, Inc., for Century Capital to provide the Company with financial advisory and investment banking services. James M. Corboy, a director of the Company, was President of Century Capital. The Company agreed to pay Century Capital $1,000 per month and additional compensation if certain acquisitions were completed. In June, 1998, the Company entered into a new agreement with Century Capital, which superseded the September, 1997 agreement. Century Capital agreed to provide financial advisory services to the Company, including due diligence and a fairness opinion in connection with the Company's merger with IAC. The Company paid to Century Capital $32,930 during the period from September, 1997 through April, 1999, including a $25,000 fee for a fairness opinion delivered to the Company in connection with the IAC merger.

         The Company has used the services of Bathgate McColley Capital Group, LLC ("BMCG"), as a placement agent for offerings in 1998 and 1999 of Common Stock, Preferred Stock and debt. During this period, BMCG sold an aggregate of $3,137,000 in equity and debt securities on behalf of the Company. The Company paid BMCG an aggregate of $253,667 in commissions, and issued warrants to purchase an aggregate of 250,850 shares of Common Stock. Steven M. Bathgate and Eugene McColley, principals of BMCG, participated as investors in these offerings and are principal shareholders of the Company.

(11)     BENEFIT PLANS

         STOCK OPTIONS

         The Company has adopted two stock incentive plans for its employees and consultants. The 1997 Stock Option Plan provides for the reservation of 130,000 shares of the Company's Common Stock. Pursuant to the terms of the 1997 Plan, options may be granted to employees of the Company and consultants to the Company. In addition to the shares reserved under the Plan for future issuance, there was a specific grant of 135,000 options to certain employees, directors and consultants. Options to purchase 115,000 shares are exercisable at $1.30 per share and options to purchase 20,000 shares are exercisable at $1.50 per share, the fair market values of the Common Stock on the respective dates of grant. The specific grants are fully vested and will expire in August 2001.

         The 1998 Stock Incentive Plan provides authority for the grant of options to purchase up to 1,000,000 shares of common stock. Options to purchase 310,250 shares have been granted. Of this amount, options to purchase 126,500 shares at $1 per share have been issued, including 119,500 to officers and directors, and will expire in November, 2003 if not exercised. Options for 114,500 shares are fully vested and the other options vest in one-third installments over a three year period. Options to purchase 161,250 shares at $1.50 have been issued, including 136,000 to officers and directors, and will expire in February, 2004 if not exercised. Options to purchase 22,500 shares of Common Stock, of which 20,000 shares are to an officer of the Company, at $1.30 have been issued, which will expire in March, 2004, if not exercised. Options for 116,000 shares are fully vested and the other options vest in one-third installments over a three year period. All options under the 98 Plan were issued at the market value on the date of grant.

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


(11)     BENEFIT PLANS (continued)

         Additionally, in accordance with a stock option plan adopted in February, 1993, the Company's board of directors authorized the issuance of options to purchase up to 20,000 common shares to non-employee directors of the Company. Options are granted at the market value on the date of grant. The options granted become exercisable over a three-year period and must be exercised within five years from the date of grant. At April 30, 1999, the Company had 8,000 options granted to purchase common stock at prices ranging from $.88 to $5.13 per share, with expirations occurring through November 1, 2002. The Plan expired in November, 1997. During fiscal years 1999 and 1998 no stock options were exercised.

         In fiscal year 1999, the Company adopted the 1999 Non-discretionary Stock Option Plan (the "99 Plan"), pursuant to which options to purchase up to 300,000 shares of Common Stock could be granted to non-employee directors of the Company. Options to purchase 10,000 shares each have been granted to two non-employee board members at $1.50 per share, the fair market value on the date of grant. The options were valued at $.36 each and a charge of $14,320 was recorded in the year ended April 30, 1999, with an offsetting increase in additional paid-in capital. These options will expire in February 2004. Options to purchase 10,000 shares will be granted to any person becoming a director who is not employed by the Company or any of its subsidiaries. In addition, each non-employee director will receive options to purchase 10,000 shares annually, commencing February 1, 2000 and ending February 1, 2004. If any option grant expires or terminates, all shares which were not issued under the option grant will become available for additional awards under the 1999 Plan.

         Furthermore, in 1996 the board of directors granted options to a consultant that were not issued pursuant to any plan. At April 30, 1999, the Company had 37,500 options outstanding to purchase common stock at prices ranging from $1.00 to $3.13 per share, the fair market values of the Common Stock on the dates of grant. These options are fully vested and expire September 20, 1999. During fiscal 1999 and 1998, no stock options were exercised.

         The following is a summary of the status of options granted:


                                                     Number              Aggregate            Weighted Average
                                                    of Shares          Exercise Price          Exercise Price
                                                    ---------          --------------          --------------
               Balances, April 30, 1997                216,583         $      470,966             $    2.17
               Options granted                         257,000                335,500                  1.30
               Options canceled                         (3,583)               (20,590)                 5.75
                                                 -------------         --------------
               Balances, April 30, 1998                470,000                785,876                  1.67
               Options granted                         354,750                464,375                  1.31
               Options canceled                       (314,000)              (532,976)                 1.70
                                                 -------------         --------------
               Balances, April 30, 1999                510,750         $      717,275             $    1.40
                                                 =============         ==============             =========

         The weighted average fair value of options granted during fiscal years 1999 and 1998 was $1.31 and $1.30 per share, respectively.

         The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards No. 123 (SFAS 123), Accounting for Stock-Based Compensation. Accordingly, no

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


(11)     BENEFIT PLANS (continued)

         compensation cost has been recognized. Had compensation cost for these option plans been determined based on the fair value at the grant date for options granted in 1999 and 1998, consistent with the provisions of SFAS 123, the Company's net loss and net loss per share applicable to common stock for 1999 and 1998 would have been the pro forma amounts indicated below:

                                                        1999                1998
                                                  --------------      --------------
Net loss applicable to common stock -
    as reported                                   $   (1,827,968)     $   (1,168,059)
Net loss applicable to common stock -
    pro forma                                         (1,903,724)         (1,264,879)
Loss per common share -
     as reported                                            (.76)               (.72)
Loss per common share -
     pro forma                                    $         (.79)     $         (.78)

         The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions:

             Risk-fee interest                  5.0% - 6.0%
             Expected life                      3 years
             Expected volatility                30%
             Expected dividend                  $0

         The following table summarizes the stock options outstanding at April 30, 1999:

                                    Options Outstanding                            Options Exercisable
                       --------------------------------------------     ----------------------------------------
     Range of                Number           Weighted Average                Number         Weighted Average
  Exercise Prices          Outstanding         Exercise Price               Exercisable       Exercise Price
-------------------    -----------------  -------------------------     ------------------  --------------------
 $ 0.88 - 1.00                  141,000         $    1.00                       129,000         $      1.00
   1.01 - 1.30                  137,500              1.30                       115,000                1.30
   1.31 - 2.00                  201,250              1.50                       156,000                1.50
   2.01 - 5.13                   31,000              3.09                        27,000                3.28
                          -------------                                   -------------
 $ 0.88 - 5.13                  510,750         $    1.40                       427,000         $      1.41
                          =============                                   =============

         401(k) PLAN

         On August 1, 1985, the Company established an Employees' Savings Plan
         (ESP) for all full-time employees who have at least twelve months of continuous service and who have attained the age of twenty-one. The Company may make matching contributions of up to 50% of the participant's contribution, made via salary reduction arrangements, as described in the ESP. In addition, the Company may also make an annual contribution from its profits. The Company made no contributions to the ESP in fiscal 1999 or 1998.

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


(12)     INCOME TAXES

         There was no income tax expense attributable to income from operations for the years ended April 30, 1999 and 1998 due to losses incurred from operations. The Company's net deferred tax asset for future deductions and its net operating loss carryforward in excess of future taxable amounts is offset by a valuation allowance. The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at April 30, 1999 and 1998 are as follows:

                                         1999              1998
                                     ------------      ------------
Net operating loss carryforwards     $  2,843,000      $  2,492,000
Allowance for doubtful accounts            83,000           145,000
Allowance for obsolete inventory           28,000           139,000
Amortization of goodwill                   11,000           153,000
Other, net                                  6,000            16,000
                                     ------------      ------------

     Total gross deferred taxes         2,971,000         2,945,000
     Valuation allowance               (1,926,000)       (1,900,000)
                                     ------------      ------------

     Net deferred taxes              $  1,045,000      $  1,045,000
                                     ============      ============


         In accordance with the provisions of Internal Revenue Code Section 382, based upon the Company's change in control resulting from the issuance of equity securities, utilization of the Company's net operating loss carryforwards is estimated to be limited. At April 30, 1999 the Company had aggregate net operating loss carryforwards of approximately $5,808,000 for income tax purposes, which expire in varying amounts from 2005 through 2013. Generally, these operating losses are available to offset future federal and state taxable income. The Company expects the utilization of its net operating loss will be limited to approximately $3,300,000 in future years.

(13)     CERTAIN RISKS AND CONCENTRATIONS

         The Company is reporting a loss from continuing operations of $1,351,000 for the fiscal year ended April 30, 1999. The Company's operations have historically been adversely affected by a lack of working capital. The Company uses a line of credit from a lending institution, which is limited to the extent of available collateral. The Company's line of credit is fully utilized to the extent of available collateral at April 30, 1999. The lack of available funding impedes the Company's ability to fund additional equipment purchases and to expand its business operations. The Company sold equity securities during the fiscal year. These proceeds were used to fund recent operating losses of the Company, to fund the cash purchase price of the acquisitions completed during 1999, and to repay certain debt obligations. The Company will need substantial additional capital in order to have reasonable prospects for achieving its strategic objective of growth through acquisitions.

         The Company currently purchases telephone systems and various peripheral equipment from several major suppliers. One of the suppliers provides approximately 85% of the inventory and products purchased by the Company while offering flexible credit terms. If the Company's relationship with the supplier was to cease, it could have a significant adverse impact on the operations of the Company.

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


(13)     CERTAIN RISKS AND CONCENTRATIONS (continued)

         The Company had 63 franchises located in 25 states and three Company-owned outlets at April 30, 1999. The Company sells its products and services primarily to franchisees, multi-location customers, and to customers of Company-owned outlets, generally without requiring any collateral. The Company maintains adequate allowances for potential credit losses and performs ongoing credit evaluations. One customer accounted for approximately 56% and 61% of the Company's direct equipment sales at April 30, 1999 and 1998, respectively.

         The Company's products are concentrated in the telephone interconnect industry, which is highly competitive and rapidly changing. Significant technological changes in the industry could affect operating results adversely. The Company's inventories include spare parts and components, which are specialized in nature and subject to technological obsolescence.

         While the Company has programs to minimize the required inventories on hand and considers technological obsolescence in estimating required allowances to reduce recorded amounts to market values, such estimates could change in the future.

(14)     DISPOSAL OF OPERATING SUBSIDIARIES

         During September, 1998 the Company adopted a formal plan to dispose of its operating subsidiaries in Alexandria, Virginia, and Phoenix and Tucson, Arizona. During the Company's fiscal quarter ended January, 1999, the Company completed the sale of these operating subsidiaries. Each of the subsidiaries were sold to the original owners of those operations under the terms of assets sales agreements, respectively.

         The Company sold the assets of the Phoenix location for $65,044. In consideration for the assets acquired, the purchasers assumed certain liabilities and the purchaser returned 80,088 shares of $1.00 par value Series B Preferred Stock plus any accumulated and unpaid dividends, and returned 114,812 shares of $1.00 par value Series F Preferred Stock plus any accumulated and unpaid dividends.

         The Company sold the assets of the Tucson location for $88,250. In consideration for the assets acquired, the purchasers assumed certain liabilities and the purchaser returned 83,500 shares of $1.00 par value Series G Preferred Stock plus any accumulated and unpaid dividends, and returned 93,000 shares of $1.00 par value Series F Preferred Stock plus any accumulated and unpaid dividends. The preferred stock was returned at the rate $.50 per share under the terms of the sale agreement.

         The Company sold the assets of the Alexandria location for $57,567. In consideration for the assets acquired, the purchasers assumed certain liabilities, executed a promissory note in the amount of $25,000 and the purchaser returned 65,134 shares of $1.00 par value Series C Preferred Stock plus any accumulated and unpaid dividends. The preferred stock was returned at the rate $.50 per share under the terms of the sale agreement.

         The Company realized an aggregate loss from the sale of the operating subsidiaries of approximately $396,000. On a cumulative basis, the operating subsidiaries reported a net

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.
                                AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


         loss of approximately $33,000 and $289,000 for the years ended April 30, 1999 and 1998, respectively.

(14)     DISPOSAL OF OPERATING SUBSIDIARIES (continued)

         Net sales of the operating subsidiaries for fiscal 1999 and 1998 were $667,000 and $957,000, respectively. These amount are not included in net sales in the accompanying statements of operations. The prior year financial statements have been restated to conform to the current year presentation reflecting the sale and disposal of the operating subsidiaries.

(15)     SUBSEQUENT EVENTS

         During the quarter ending July 31, 1999 the Company received net proceeds of $212,440 from the sale of Units of Subordinated Convertible Notes and Common Stock Purchase Warrants. Each Unit consists of a $50,000 Subordinated Convertible Note and 20,000 Warrants. The Notes bear interest at 8% per annum and are convertible into Common Stock at any time prior to maturity at $1.50. The Notes mature at the earlier of 36 months from the date of issue or upon the occurrence of certain other events. The Warrants are exercisable for a period of five years from the date of issuance at $.40 per Warrant.

(16)     SEGMENT INFORMATION

         The Company adopted Statement of Financial Accounting Standards (SFAS) No. 131 Disclosures About Segments of an Enterprise and Related Information, effective May 1, 1998. Reportable segments are based on products and services, geography, legal structure, management structure, and any other method in which management disaggregates a company. Based on the management approach model, the Company has determined its business operations are classified into two principal reporting segments. Separate management of each segment is required because each business unit is subject to different marketing, sales, and implementation strategies.

                                                      Reportable Segments
                               ----------------------------------------------------------------
                                     1                2            All Other           Total
                               ------------     ------------     ------------      ------------
External revenue               $  3,252,787     $  5,361,569     $    248,374      $  8,862,730
Interest and other revenue            4,447          277,796            4,708           286,951
                               ------------     ------------     ------------      ------------
                                  3,257,234        5,639,365          253,082         9,149,681

Profit                              197,344          374,920       (1,923,190)       (1,350,926)
Assets                            1,807,965               --        3,011,315         4,819,280

         Reportable Segment 1, the Company-owned segment, derives its revenues from the sales, service and installation of telephone systems to small and medium sized enterprises with single, multi-state and national locations. Segment 2, the Company's franchise program segment, derives its revenues from sales of equipment to franchisees and franchise fees.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholders
Business Products, Inc.
Denver, Colorado

We have audited the accompanying balance sheets of Business Products, Inc. as of April 30, 1999 and 1998, and the related statements of income and comprehensive income, stockholders' equity, and cash flows for the years ended April 30, 1999 and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Business Products, Inc. at April 30, 1999 and 1998, and the results of its operations and its cash flows for the years ended April 30, 1999 and 1998, in conformity with generally accepted accounting principles.


BDO Seidman, LLP


January 5, 2000
Denver, Colorado

                                                         BUSINESS PRODUCTS, INC.



                                                                  BALANCE SHEETS

================================================================================

                                                                     April 30,
                                                           -----------------------------
                                                                1999             1998
                                                           ------------     ------------
ASSETS

CURRENT:
     Cash and cash equivalents                             $    131,430     $    956,365
     Investment in equity securities (Note 1)                   121,005               --
     Accounts receivable, less allowance of
          $150,000 and $56,000 for
          doubtful accounts as of April 30, 1999 and
          1998. (Notes 2, 4, and 8)                           4,486,929          892,115
     Commissions receivable                                     867,741        1,083,910
     Inventories                                                 53,000           15,000
     Related party receivables (Note 4)                         219,447           75,600
     Prepaid expenses and other current assets                  244,991            5,397
                                                           ------------     ------------
Total current assets                                          6,124,543        3,028,387
                                                           ------------     ------------

PROPERTY AND EQUIPMENT:
     Office and computer equipment                              214,998           78,176
     Leasehold improvements                                     252,922          189,860
                                                           ------------     ------------
                                                                467,920          268,036

Less accumulated depreciation and
     amortization                                                97,956           20,555
                                                           ------------     ------------
Net property and equipment                                      369,964          247,481

DEPOSITS (Note 5)                                                62,500           31,250
                                                           ------------     ------------
                                                           $  6,557,007     $  3,307,118
                                                           ============     ============

                                                         BUSINESS PRODUCTS, INC.



                                                                  BALANCE SHEETS

================================================================================

                                                           April 30,
                                                  -------------------------
                                                     1999           1998
                                                  ----------     ----------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable and accrued expenses         $2,107,863     $  969,558
    Accrued payroll, commissions and
       compensated absences                          663,927        538,918
    Payroll taxes and employee benefit plans
       payable (Note 6)                              207,262        297,912
    Deferred revenue                                 925,142        783,677
    Note payable (Note 2)                            749,484             --
    Income taxes payable (Note 3)                    219,534        174,722
    Deferred income tax liability (Note 3)           367,061         43,167
                                                  ----------     ----------
Total current liabilities                          5,240,273      2,807,954
                                                  ----------     ----------
COMMITMENTS AND CONTINGENCIES
    (Notes 4, 5, 6, 7 and 10)

STOCKHOLDERS' EQUITY:
    Common stock, no par value, 50,000 shares
       Authorized; 1,500 shares issued and
       Outstanding                                     1,500          1,500
    Accumulated other comprehensive income             2,127             --
    Retained earnings                              1,313,107        497,664
                                                  ----------     ----------
Total stockholders' equity                         1,316,734        499,164
                                                  ----------     ----------
                                                  $6,557,007     $3,307,118
                                                  ==========     ==========


                See accompanying summary of accounting policies
                       and notes to financial statements.

                                                         BUSINESS PRODUCTS, INC.



                                   STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

================================================================================

                                                                  Years ended April 30,
                                                            ------------------------------
                                                                 1999              1998
                                                            ------------      ------------
REVENUES:
   System sales                                             $  5,737,601      $  9,761,911
   Support, update, configuration and training                10,387,020         3,294,175
   Commissions                                                 7,796,234         7,859,894
   Other income                                                   42,930           209,262
                                                            ------------      ------------
Total revenues                                                23,963,785        21,125,242

COST OF SALES                                                 17,625,581        16,684,015
                                                            ------------      ------------

GROSS PROFIT                                                   6,338,204         4,441,227

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                   4,973,980         3,369,368
                                                            ------------      ------------
OPERATING INCOME                                               1,364,224         1,071,859

OTHER INCOME (EXPENSE):
  Interest income                                                 44,039            24,888
           Interest expense                                         (819)               --
           Write off of related party advances (Note 4)          (50,000)         (292,400)
                                                            ------------      ------------
Total other income (expense)                                      (6,780)         (267,512)
                                                            ------------      ------------

INCOME BEFORE TAXES ON INCOME                                  1,357,444           804,347

TAXES ON INCOME (Note 3)                                         542,000           384,000
                                                            ------------      ------------
NET INCOME                                                       815,444           420,347

Other comprehensive income, net of income tax:
           Unrealized holding gains (Note 1)                       2,127                --
                                                            ------------      ------------
COMPREHENSIVE INCOME                                        $    817,571      $    420,347
                                                            ============      ============


                See accompanying summary of accounting policies
                       and notes to financial statements.

                                                         BUSINESS PRODUCTS, INC.


                                              STATEMENTS OF STOCKHOLDERS' EQUITY
                                             YEARS ENDED APRIL 30, 1998 AND 1999

================================================================================

                                                                              Accumulated
                                           Common Stock                          Other
                                      -----------------------    Retained    Comprehensive
                                        Shares       Amount      Earnings        Income       Total
                                      ----------   ----------   ----------     ----------   ----------
BALANCE, May 1, 1997                       1,500   $    1,500   $   77,316     $       --   $   78,816

Comprehensive income:
           Net income                         --           --      420,347             --      420,347
           Unrealized holding gains           --           --           --             --           --
                                      ----------   ----------   ----------     ----------   ----------

BALANCE, April 30, 1998                    1,500        1,500      497,663             --      499,163

Comprehensive income:
           Net income                         --           --      815,444             --      815,444
           Unrealized holding gains           --           --           --          2,127        2,127
                                      ----------   ----------   ----------     ----------   ----------
BALANCE, April 30, 1999                    1,500   $    1,500   $1,313,107     $    2,127   $1,316,734
                                      ----------   ----------   ----------     ----------   ----------


                See accompanying summary of accounting policies
                       and notes to financial statements.

                                                         BUSINESS PRODUCTS, INC.



                                                        STATEMENTS OF CASH FLOWS

================================================================================

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                        Years ended April 30,
                                                                    ----------------------------
                                                                        1999            1998
                                                                    ------------    ------------
OPERATING ACTIVITIES:
           Net income                                               $    815,444    $    420,347
           Adjustments to reconcile net income to net
                 cash provided by (used in) operating activities:
                     Depreciation and amortization                        77,401          83,762
                     Allowance for doubtful accounts                      94,000         (20,000)
                     Write off of related party advances                  50,000         292,400
                     Deferred income taxes                               322,617         209,365
                     Changes in operating assets and liabilities:
                          Accounts receivable                         (3,688,814)        489,427
                          Commissions receivable                         216,169        (394,805)
                          Inventories                                    (38,000)          2,000
                          Prepaid expenses                              (239,594)         (5,397)
                          Accounts payable and accrued expenses        1,138,304        (680,732)
                          Accrued payroll, payroll taxes and
                               compensated absences                       34,359         231,454
                          Deferred revenue                               141,465         387,788
                          Income taxes payable                            44,812          15,913
                                                                    ------------    ------------

Net cash provided by (used in) operating activities                   (1,031,837)      1,031,522
                                                                    ------------    ------------

INVESTING ACTIVITIES:
           Purchase of property and equipment                           (199,884)       (268,036)
           Purchases of investment securities                           (117,601)             --
           Additions to deposits                                         (31,250)        (31,250)
                                                                    ------------    ------------

Net cash used in investing activities                                   (348,735)       (299,286)
                                                                    ------------    ------------

FINANCING ACTIVITIES:
           Proceeds from note payable                                    749,484              --
           Payments on note payable                                           --              --
           Advances to related parties                                  (324,847)       (368,000)
           Payments received from related parties                        131,000          47,500
                                                                    ------------    ------------

Net cash provided by (used in) financing activities                      555,637        (320,500)
                                                                    ------------    ------------

NET INCREASE (DECREASE) IN CASH AND CASH
           EQUIVALENTS                                                  (824,935)        411,736

CASH AND CASH EQUIVALENTS, at beginning of period                        956,365         544,629
                                                                    ------------    ------------

CASH AND CASH EQUIVALENTS, at end of period                         $    131,430    $    956,365
                                                                    ============    ============


                 See accompanying summary of accounting policies
                       and notes to financial statements.

                                                         BUSINESS PRODUCTS, INC.



                                                  SUMMARY OF ACCOUNTING POLICIES

================================================================================

BUSINESS Business Products, Inc. (the "Company") is engaged in the business of providing value-added systems integration as an information technology solution provider. The Company designs and installs computer networks and communications systems, procures and supports computer hardware and software, performs engineering and other technical services, and provides staffing solutions. The Company was incorporated in Colorado in 1975.

                                    The Company primarily does business in
                                    Colorado, Utah, and Washington, but may sell products or perform services anywhere in the United States depending on the needs of customers.

CONCENTRATIONS                      The Company's financial instruments that are
OF CREDIT RISK                      exposed to concentrations of credit risk
                                    consist primarily of cash equivalent
                                    balances in excess of the insurance provided by governmental insurance authorities and accounts receivable. The Company's cash equivalents are placed with major financial institutions and are primarily invested in money market investments. The Company holds securities available for sale in a variety of corporate equity securities.

                                    A majority of the Company's business
                                    activities are with customers in the
                                    technology, telecommunications, government and not-for-profit industries. Net receivables consist primarily of amounts due from a large number of entities in these sectors. The Company does not require collateral to support such receivables.

                                                         BUSINESS PRODUCTS, INC.



                                                  SUMMARY OF ACCOUNTING POLICIES

================================================================================

USE OF ESTIMATES                    The preparation of financial statements in
                                    conformity with generally accepted
                                    accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

INVESTMENT IN EQUITY                Marketable securities classified as
SECURITIES                          available for sale are those securities that
                                    the Company does not have a positive intent to hold to maturity or does not intend to trade actively. These securities are reported at fair value with unrealized gains and losses reported as a net amount (net of applicable income taxes), as a component of stockholders' equity in other comprehensive income.

INVENTORIES                         Inventories of computer hardware and
                                    accessories are stated at cost on a first in, first out basis.

PROPERTY AND                        Property and equipment are stated at cost.
EQUIPMENT                           Depreciation is computed using accelerated
                                    methods over the estimated useful lives
                                    (generally five to seven years) of the
                                    assets. Leasehold improvements are amortized over the shorter of the useful lives of the assets or the lives of the respective leases.

                                    Depreciation expense was $77,401 and $83,762 for the years ended April 30, 1999 and 1998.

REVENUE                             Revenues for systems sales are recognized at
RECOGNITION                         the time the system is configured and
                                    installed. Revenue from block time support service agreements is deferred at the time the agreement is executed and recognized as the related services are provided over the contractual period. The Company recognizes revenues from customer training and consulting services when such services are provided.

                                    Agency commissions related to hardware or software sales facilitated by the Company's sales representatives that are direct between the distributor and the customer are recognized when the distributor has completed the sale to the customer.

                                                         BUSINESS PRODUCTS, INC.



                                                  SUMMARY OF ACCOUNTING POLICIES

================================================================================


INCOME TAXES                        The Company accounts for income taxes under
                                    SFAS No. 109. Deferred income taxes result from temporary differences. Temporary differences are differences between the tax basis of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years.

CASH EQUIVALENTS                    The Company considers cash and all highly
                                    liquid investments purchased with an
                                    original maturity of three months or less to be cash equivalents.

COMPREHENSIVE INCOME                The Company follows Financial Accounting
                                    Standards Board ("FASB") Statement No. 130,
                                    Reporting Comprehensive Income ("SFAS No.
                                    130"). SFAS No. 130 requires the reporting of comprehensive income in addition to net income from operations. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income.

                                    The change in net unrealized securities
                                    gains (losses) recognized in other
                                    comprehensive income includes unrealized gains (losses) that arose during the period from changes in market value of securities that were held during the period (holding gains (losses)).

NEW ACCOUNTING                      In June 1998, the FASB issued Statement of
PRONOUNCEMENT                       Financial Accounting Standards (SFAS) No.
                                    133, "Accounting for Derivative Instruments and Hedging Activities" which requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair market value. Gains or losses, resulting from changes in the values of those derivatives would be accounted for depending on the use of the derivatives and whether it qualifies for hedge accounting.
                                    The key criterion for hedge accounting is that the hedging relationship must be highly effective in achieving offsetting changes in fair value or cash flows. SFAS No. 133 is effective for fiscal years beginning after June 15, 2000. Management believes the adoption of this statement will have no material impact on the Company's financial statements.

                                                         BUSINESS PRODUCTS, INC.



                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================


1. INVESTMENT IN                    The Company's market value of available for
   EQUITY                           sale equity securities consisted of the
   SECURITIES                       following:

                                                         Estimated Fair   Gross Unrealized        Gross
                                                              Value             gains       Unrealized losses       Cost
                                      -------------------------------------------------------------------------------------
                                      APRIL 30, 1999        $ 121,005          $ 9,885         $ (6,481)         $ 117,601
                                      -------------------------------------------------------------------------------------

2. NOTE PAYABLE                     The Company's short-term obligations consist
                                    of a bank promissory note payable for
                                    borrowings made on April 30, 1999. The
                                    amount payable under the note agreement was $749,484 at April 30, 1999. The maximum availability under the note is $750,000. The original note matured in November 1999 and was renewed until April 30, 2000. Interest is payable monthly at the prime rate charged by Norwest Bank Colorado, N.A, 7.75% at
                                    April 30, 1999. The note is secured by
                                    accounts receivable and general intangibles of the Company and is guaranteed by the Company's president.

                                    The agreement contains loan covenants that require the Company to provide monthly accounts receivable agings, annual and quarterly Company financial statements, and annual personal financial statements and tax returns of the guarantor. The loan requires the Company to annually "rest" the loan for 60 days with a zero balance. The Company was in compliance with these covenants.

                                                         BUSINESS PRODUCTS, INC.



                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================


3. TAXES ON                        Taxes on income consisted of the following:
   INCOME

                          Years ended April 30,
                       ---------------------------
                            1999           1998
                       ------------   ------------
CURRENT:
  Federal              $    191,500   $    152,000
  State                      28,000         22,500
                       ------------   ------------


                            219,500        174,500
                       ------------   ------------

DEFERRED:
  Federal                   277,500        180,500
  State                      45,000         29,000
                       ------------   ------------


                            322,500        209,500
                       ------------   ------------
                       $    542,000   $    384,000
                       ============   ============

                                   The components of deferred income tax assets and liabilities are as follows:

                                                          April 30,
                                                    1999            1998
                                                ------------    ------------
DEFERRED TAX ASSETS (LIABILITIES):
 Contributions carryovers                       $    104,500    $     55,000
 Accounts receivable reserve                          56,500          21,000
 Accrued compensated absences                         60,000          38,500
 Net deferred revenue                               (586,500)       (157,500)
 Unrealized holding gains on
   available for sale securities                      (1,500)             --
                                                ------------    ------------

                                                $   (367,000)   $    (43,000)
                                                ============    ============

                                                         BUSINESS PRODUCTS, INC.



                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================


                                    A reconciliation of income tax expense at the federal statutory rate to the effective tax rate is as follows:

                                      Years ended April 30,
                                 ---------------------------
                                      1999           1998
                                 ------------   ------------
Income tax expense
 computed at the federal
 statutory rate                  $    461,500   $    273,500
State income tax
 expense, net of federal
 tax benefit                           28,000         22,500
Non-deductible
 expenses                              22,500         68,500
Rate differential                      30,000         19,500
                                 ------------   ------------

 Income tax expense              $    542,000   $    384,000
                                 ============   ============


4. RELATED                          Leases
   PARTY
   TRANSACTIONS                     The Company leases its facilities from 8136
                                    S. Grant Way, LLC, which is 80% owned by the President of the Company on a month-to-month basis. Rent is $27,875 monthly. The Company moved into the facilities at 8136 S. Grant
                                    Way in April 1998. Rent payable to 8136
                                    South Grant Way was $334,500 at April 30,
                                    1999.

                                    Prior to April 1998 the Company leased its facilities at 114 Federal Boulevard from the spouse of the majority stockholder under a lease agreement which was scheduled to expire December 31, 1999. This agreement called for rental payments of $7,000 monthly, plus a payment of $1,500 monthly to three stockholders of the Company to lease the land adjacent to the building.

                                                         BUSINESS PRODUCTS, INC.



                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================


                                    Rent expense under the leases was $218,029 and $100,625 for the years ended April 30, 1999 and 1998.

                                    Additionally, the Company leases a Unix
                                    computer system ($2,500 monthly) and a phone system ($2,000 monthly) from the President of the Company under two month-to-month leases. Rent expense under the leases was $54,000 for each of the years ended April 30, 1999 and 1998.

                                    Advances and Receivables

                                    The Company has advances receivable from two officers and a demand note receivable from E3SI, Inc., a company in which the Company's President has a 46% ownership interest. The Company also has receivables from two entities with common ownership, 8136 S. Grant Way, LLC (80% owned by the Company's President) and Launch Cloud, LLC (19% owned by the Company's President), for legal expenses paid on behalf of these entities. The amounts receivable are as follows:

                                                     APRIL 30,
                                           ---------------------------
                                                1999           1998
                                           ------------   ------------

ADVANCES TO OFFICERS                       $    135,000   $     50,000

RELATED PARTY RECEIVABLES:
    E3SI, Inc.                                   79,613         25,600
    8136 S. Grant Way, LLC                        4,834             --
    Launch Cloud, LLC                                --             --
                                           ------------   ------------

Total related party receivables            $    219,447   $     75,600
                                           ============   ============

                                                         BUSINESS PRODUCTS, INC.



                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================


                                    In connection with the receivable from E3SI, the Company wrote-off amounts receivable from E3SI, Inc. of $50,000 and $292,400 in the years ended April 30, 1999 and 1998. The amount advanced to E3SI as of April 30, 1999 was formalized in a note agreement as of December 27, 1999 which requires interest at 8% payable annually on the anniversary date of the note.

                                    Prior to entering the formal note agreement the Company charged E3SI interest at 8% per annum. The Company also accrues interest on the advances to officers at 8% per annum. Interest receivable as of the balance sheet dates is included in prepaid expenses and other current assets and consisted of the following:

                                                           April 30,
                                                  -----------------------------
                                                      1999             1998
                                                  ------------     ------------
INTEREST RECEIVABLE:
   Advances to officers                           $      5,000     $        778
   E3SI, Inc.                                            5,400              119
                                                  ------------     ------------

                                                  $     10,400     $        897
                                                  ============     ============


                                    E3SI and the Company have an ongoing
                                    business relationship whereby occasionally either party may perform work for the other party. Under this arrangement the following transactions have taken place during the periods presented:

                                             Years ended April 30,
                                        -----------------------------
                                            1999             1998
                                        ------------     ------------
Accounts receivable -
   E3SI, Inc. (trade)                   $     23,730     $         --

Revenues from
   E3SI, Inc.                           $     24,000     $        560
                                        ============     ============

                                                         BUSINESS PRODUCTS, INC.



                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================



5. LEASE                            The Company leases certain business/
   COMMITMENTS                      entertainment facilities under a cancelable
                                    operating lease agreements, which expire at various dates through 2003. The lease became effective August 1999 and is scheduled to end August 31, 2004 unless terminated sooner. At the end of the first year the Company may elect to terminate the agreement, effective the end of the third year (August 31, 2002). The Company has made a security deposit of $62,500 under the agreement. Subsequent to April 30, 1999, the
                                    Company leased certain office facilities under non-cancelable operating lease agreements which expire at various dates through 2001. There was no rent expense under the agreements for the years ended
                                    April 30, 1999 and 1998.

                                    Future minimum lease payments under the
                                    non-cancelable portion of the operating
                                    leases are as follows:

                                    Years ending April 30,
                                    -------------------------------------------
                                            2000                    $   178,000
                                            2001                        147,500
                                            2002                         62,500
                                                                    -----------

                                                                    $   388,000
                                                                    ===========


6. EMPLOYEE                         The Company has a deferred savings plan (the
   BENEFIT                          "Plan") which allows participants to make
   PLANS                            contributions by salary reduction pursuant
                                    to Section 401(k) of the Internal Revenue
                                    Code. Participants may contribute up to 15% of their compensation; not to exceed the maximum allowed by law. The Company makes a matching contribution to the Plan of 100% of the first 6% of employee contributions. The
                                    Company may make discretionary contributions to the Plan as determined by the Company's
                                    Board of Directors. Participants are 100% vested in their voluntary contributions and vest 20% per year beginning after two years of service. During the years ended April 30, 1999 and 1998 the Company's contributions to the Plan totaled $254,410 and $184,455.

7. LITIGATION                       The Company may be engaged in various
                                    litigation matters from time to time in the ordinary course of business. In the opinion of management, the outcome of any such litigation will not materially affect the financial position, results of operations, or cash flows of the Company. The Company currently does not have any litigation pending.

                                                         BUSINESS PRODUCTS, INC.



                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

8. MAJOR CUSTOMERS                  The Company has historically received
                                    greater than 10% of its annual revenues from several customers. A summary of significant customers by period is as follows:

                                                                                        April 30,
                                                                           ---------------------------------
                                    ACCOUNTS RECEIVABLE                       1999                   1998
                                                                           ----------             ----------
                                    Customer A*                              14.4%                      --
                                    Customer B*                              51.8%                     6.3%

                                    * Customer A and Customer B have legally merged in 1999.

                                                              Years ended April 30,
                                                       --------------------------------
                                    REVENUES              1999                  1998
                                    ---------------------------------------------------
                                    Customer A*            6.5%                  15.1%
                                    Customer B*           16.4%                   1.3%

9. SUPPLEMENTAL
   DISCLOSURE OF
   CASH FLOW
   INFORMATION

                                                                                 Years ended April 30,
                                                                            -----------------------------
                                                                                1999             1998
                                                                            ------------     ------------
                                    Cash paid during the
                                       period for:

                                    Interest                                $        819     $         --
                                                                            ============     ============


                                    Income taxes                            $    174,722     $    158,809
                                                                            ============     ============

                                                                         ANNEX A

                                    AGREEMENT

         THIS AGREEMENT (the "Agreement") is entered into on March 10, 2000, among Communications World International, Inc., a Colorado corporation ("CommWorld"), Digital Telecom, Incorporated, a Colorado corporation ("DTI"), Business Products, Inc., a Colorado corporation ("BPI"), Anton C. St. John and Michael G. St. John (each individually a "Shareholder" and collectively the "Shareholders").

                                    RECITALS

         A. The Shareholders own an aggregate of 98.7% of the outstanding capital stock of BPI The balance of 1.3% of the capitol stock of BPI is owned by Elizabeth A. St. John, Trustee of Anton C. St. John Irrevocable Life Insurance Trust.

         B. The respective Boards of Directors of CommWorld, DTI and BPI deem it advisable and in the best interest of each corporation and their respective shareholders that BPI merge with and into DTI pursuant to this Agreement.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the premises and of the respective covenants and provisions herein contained, and intending to be legally bound hereby, the parties agree as follows:

     1.  THE MERGER.

         1.1 THE MERGER. Upon the terms and subject to the conditions set forth in this Agreement, BPI shall be merged with and into DTI (the "Merger"). Following the Merger, the separate corporate existence of BPI shall cease and DTI shall continue as the surviving party in the Merger (DTI is sometimes referred to as the "Surviving Corporation").

         1.2 EFFECTIVE TIME OF THE MERGER. At the Closing, DTI and BPI shall file Articles of Merger in such form as is required by and executed in accordance with Section 7-111-105 of the Colorado Business Corporation Act. The Merger shall become effective at such time as the Articles of Merger are duly filed with the Colorado Secretary of State or at such time as DTI and BPI shall agree and as shall be specified in the Articles of Merger (the "Effective Time of the Merger").

         1.3 CERTIFICATE OF INCORPORATION, BYLAWS, BOARD OF DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION.

          (i) The Certificate of Incorporation of DTI as in effect immediately prior to the Effective Time of the Merger shall be the Articles of Incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law, except that the name of the Surviving Corporation shall be changed to a name selected by CommWorld and BPI.

          (ii) At the Effective Time of the Merger, the Bylaws as in effect immediately prior to the Effective Time of the Merger shall be the Bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

          (iii) Directors and officers of the Surviving Corporation shall be the persons listed in Schedule 1.3(iii), and each person shall hold his or her respective office or offices from and after the Effective Time of the Merger until his or her successor shall have been elected and shall have qualified or as otherwise provided in the Bylaws of the Surviving Corporation.

         1.4 CERTAIN INFORMATION WITH RESPECT TO THE CAPITAL STOCK OF DTI AND BPI. The respective designations and numbers of outstanding shares of each class of outstanding capital stock of DTI and BPI as of the date of this Agreement are as follows:

          (i) The authorized and outstanding capital stock of DTI consists of 100 shares of common stock, of which 100 shares are issued and outstanding (the "DTI Stock").

          (ii) The authorized capital stock of BPI consists of 50,000 shares of common stock, no par value, of which 1,500 shares are issued and outstanding (the "BPI Stock").

         1.5 EFFECT OF MERGER. At the Effective Time of the Merger the effect of the Merger shall be as provided in Section 7-111-106 of the Colorado Business Corporation Act.

         1.6 CONVERSION OF BPI STOCK. At the Effective Time of the Merger and without any action on the part of the holders of the BPI Stock, the BPI Stock shall be converted into the right to receive the securities of CommWorld as set forth in Schedule 1.6.

         1.7 EFFECT OF MERGER ON DTI CAPITAL STOCK. At the Effective Time of the Merger without any action on the part of the holders of DTI Stock, each share of DTI Stock issued and outstanding immediately prior to the Effective Time of the Merger shall remain outstanding as one share of DTI Stock.

         1.8 EXCHANGE PROCEDURE; DELIVERY OF CERTIFICATES. At the Effective Time of the Merger the holders of the BPI Stock shall, on surrender of certificates representing the BPI Stock (the "BPI Certificates"), receive instruments evidencing the ownership of the securities of CommWorld as set forth on Schedule
1.6. Each holder of the BPI Stock shall deliver to DTI and CommWorld at the Closing the BPI Certificates representing the shares of BPI Stock owned by the holder, duly endorsed in blank by the holder, or accompanied by blank stock powers. Each Shareholder agrees promptly to cure any deficiencies with respect to the endorsement of his BPI Certificates or other documents of conveyance with respect to the BPI Stock or with respect to the stock powers accompanying any BPI Stock. Until surrender is contemplated by this Section 1.8, each BPI Certificate shall be deemed at any time after the Effective Time of the Merger to represent only the right to receive upon such surrender the consideration set forth in Schedule 1.6, and each holder of a BPI Certificate shall cease to have any rights with respect to the BPI Stock.

     2.  CLOSING.

         Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") will take place on the second business day after the satisfaction or waiver (subject to applicable law) of the conditions set forth in Sections 8 and 9, unless another time or date is agreed to in writing by the parties hereto (the actual time and date of the Closing being referred to herein as the "Closing Date"). The Closing shall be held at the offices of Patton Boggs, LLP, 1660 Lincoln Street, Suite 1900, Denver, Colorado 80264, unless another place is agreed to in writing by the parties hereto.

     3.  REPRESENTATIONS AND WARRANTIES OF BPI AND THE SHAREHOLDERS CONCERNING
BPI.

         Except as provided in the BPI Disclosure Letter (as defined below) to be delivered pursuant to Section 10.2, BPI and the Shareholders jointly and severally represent and warrant to CommWorld and DTI that all of the following representations and warranties in this Section 3 are true at the date of this Agreement and shall be true at the time of Closing. As used in this Agreement, the "BPI Disclosure Letter" shall mean the disclosure letter delivered by BPI and the Shareholders regarding BPI pursuant to this Section 3 upon execution of this Agreement.

         3.1 DUE ORGANIZATION. BPI is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and has the requisite power and authority to carry on its business as it is now being conducted. BPI is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, except (i) as set forth on Schedule 3.1 to the BPI Disclosure Letter or (ii) where the failure to be so authorized or qualified would not have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise), of BPI taken as a whole (as used herein with respect to BPI, or with respect to any other person, a "Material Adverse Effect"). Schedule 3.1 to the BPI Disclosure Letter sets forth the jurisdiction in which BPI is incorporated and contains a list of all jurisdictions in which BPI is authorized or qualified to do business. True, complete and correct copies of the Articles of Incorporation and Bylaws, each as amended, of BPI (the "BPI Charter Documents") have been made available to Comm World. The stock records of BPI as heretofore made available to CommWorld, are correct and complete in all material respects. There are no minutes or other records or proceedings of BPI which have not been made available to CommWorld, and all of such minutes or other records of proceedings are correct and complete in all respects.

         3.2 SUBSIDIARIES. BPI has no subsidiaries.

         3.3 CAPITAL STRUCTURE. The authorized capital stock of BPI consists of 50,000 shares of common stock, no par value, of which 1,500 shares are issued and outstanding on March 1, 2000. All of the outstanding shares of common stock have been duly authorized and are validly issued, fully paid and non-assessable. BPI has no common stock or other shares of capital stock reserved for or otherwise subject to issuance. The names of all of the holders of the BPI Stock and the number of shares owned by each holder are set forth in Schedule 3.3. Except as listed in Schedule 3.3 or as set forth above, there are no pre-emptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements or commitments to issue or sell any shares of capital stock or other securities of BPI or any securities or obligations convertible or exchangeable into or exercisable for, or giving any person a right to subscribe for or acquire, any securities of BPI, and no securities or obligations evidencing such rights are authorized, issued or outstanding. BPI does not have outstanding any bonds, debentures, notes or other debt obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote). There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to BPI. There are no voting trusts, proxies or other agreements or understandings with respect to the voting of the capital stock of BPI.

         3.4 PREDECESSOR STATUS; ETC. Set forth in Schedule 3.4 to the BPI Disclosure Letter is an accurate list of all names of all predecessor companies of BPI, including the names of any entities acquired by BPI (by stock purchase, merger or otherwise) or owned by BPI or from whom BPI previously acquired material assets, in any case, from the earliest date upon which any person acquired his or her stock in BPI. Except as disclosed on Schedule 3.4 to the BPI Disclosure Letter, BPI has not been, within such period of time, a subsidiary or division of another corporation or a part of an acquisition which was later rescinded.

         3.5 SPIN-OFF BY BPI. Except as set forth on Schedule 3.5 to the BPI Disclosure Letter, there has not been any sale, spin-off or split-up of material assets of either BPI or any other person or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, BPI ("Affiliates") since its inception.

         3.6 FINANCIAL STATEMENTS. Schedule 3.6 to the BPI Disclosure Letter includes copies of the following financial statements (the "BPI Financial Statements") of BPI: BPI's audited Balance Sheets as of April 30, 1999 and 1998 and audited Statements of Income and Comprehensive Income, Stockholders' Equity and Cash Flows for each of the fiscal years ended April 30, 1999 and 1998 and, unaudited Balance Sheet as of January 31, 2000 and unaudited Statements of Income and Comprehensive Income, Stockholders' Equity and Cash Flows for each of the nine month periods ended January 31, 2000 and 1999 (January 31, 2000 being hereinafter referred to as the "Balance Sheet Date"). The BPI Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated (except as noted thereon or on Schedule 3.6 to the BPI Disclosure Letter). Except as set forth on Schedule 3.6 to the BPI Disclosure Letter, such Balance Sheets present fairly in all material respects the financial position of BPI as of the dates indicated thereon, and such Statements of Income and Comprehensive Income, Stockholders' Equity and Cash Flows present fairly in all material respects the results of operations for the periods indicated thereon, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount.

         3.7 LIABILITIES AND OBLIGATIONS. Schedule 3.7 to the BPI Disclosure Letter includes accurate lists as of January 31, 2000 (the "Balance Sheet Date") of (i) all material liabilities of BPI which are not reflected on the Balance Sheet of BPI at the Balance Sheet Date or otherwise reflected in the BPI Financial Statements at the Balance Sheet Date which by their nature would be required in accordance with GAAP to be reflected in the Balance Sheet, and (ii) all loan agreements, indemnity or guaranty agreements, bonds, mortgages, liens, pledges or other security agreements. Except as set forth on Schedule 3.7 to the BPI Disclosure Letter, since the Balance Sheet Date BPI has not incurred any material liabilities of any kind, character and description, whether accrued, absolute, secured or unsecured, contingent or otherwise, other than liabilities incurred in the ordinary course of business. Schedule 3.7 to the BPI Disclosure Letter also includes, in the case of those contingent liabilities related to pending or threatened litigation, or other liabilities which are not fixed or otherwise accrued or reserved, a good faith and reasonable estimate of the maximum amount which BPI reasonably expects will be payable. For each such contingent liability or liability for which the amount is not fixed or is contested, BPI has provided to CommWorld the following information:

                    (a) A summary description of the liability together with the following:

                         (i) copies of all relevant documentation relating
                    thereto;

                         (ii) amounts claimed and any other action or relief
                    sought; and

                         (iii) name of claimant and all other parties to the
                    claim, suit or proceeding;

                    (b) The name of each court or agency before which such claim, suit or proceeding is pending; and

                    (c) The date such claim, suit or proceeding was instituted; and

                    (d) A good faith and reasonable estimate of the maximum amount, if any, which is likely to become payable with respect to each such liability. If no estimate is provided, the estimate shall for purposes of this Agreement be deemed to be zero.

         3.8 PERMITS AND INTANGIBLES.

                    (i) BPI holds all licenses, franchises, permits and other governmental authorizations the absence of any of which could have a Material Adverse Effect on BPI's business and Schedule 3.8 to the BPI Disclosure Letter includes an accurate list and summary description of all such licenses, franchises, permits and other governmental authorizations, including permits (it being understood and agreed that a list of all environmental permits and other environmental approvals is set forth on Schedule 3.9 to the BPI Disclosure Letter), titles (including motor vehicle titles and current registrations), fuel permits, licenses, franchises and certificates, as well as (a) registered or unregistered trademarks, trade names, patents, patent applications and inventions and discoveries that may be patentable, (b) copyrights owned or held by BPI or any of its employees (including interests in software or other technology systems, programs and intellectual property). The licenses, franchises, permits and other governmental authorizations listed on Schedules
3.8 and 3.9 to the BPI Disclosure Letter are valid, and BPI has not received any notice that any governmental authority intends to cancel, terminate or not renew any such license, franchise, permit or other governmental authorization. BPI has conducted and is conducting its business in compliance with the requirements, standards, criteria and conditions set forth in the licenses, franchises, permits and other governmental authorizations listed on Schedules 3.8 and 3.9 of the BPI Disclosure letter and is not in violation of any of the foregoing except where such non-compliance or violation would not have a Material Adverse Effect on BPI. Except as specifically provided in Schedule 3.8 to the BPI Disclosure Letter, the transactions contemplated by this Agreement will not result in a default under or a breach or violation of, or adversely affect the rights and benefits afforded to BPI by, any such licenses, franchises, permits or government authorizations.

                    (ii) The patents, the marks and copyrights, as well as the know how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans and drawings owned, used or licensed by BPI (collectively, the "Trade Secrets") are all those necessary to enable BPI to conduct and to continue to conduct its business as it is currently conducted. Schedule 3.8 of the BPI Disclosure Letter also contains a description of all material Trade Secrets owned or used by BPI. Except as set forth on Schedule 3.8 to the BPI Disclosure Letter (a) all of the patents, marks, copyrights and Trade Secrets (collectively, the "Intellectual Property") are owned, or used under valid licenses by BPI, and are free and clear of all liens and other adverse claims; (b) BPI has not infringed on or misappropriated, is not now infringing on or misappropriating, and has not received any notice that it is infringing on, misappropriating, or otherwise conflicting with the intellectual property rights of any third parties; (c) there is no claim pending or threatened against BPI with respect to the alleged infringement or misappropriation by BPI or a conflict with, any intellectual property rights of others; (d) the operation of any aspect of the business in the manner in which it has heretofore been operated or is presently operated does not give rise to any such infringement or misappropriation; and (e) there is no infringement or misappropriation of the Intellectual Property by a third party or claim, pending or threatened, against any third party with respect to the alleged infringement or misappropriation of the Intellectual Property by such third party.

         3.9 ENVIRONMENTAL MATTERS. Except as set forth on Schedule 3.9 to the BPI Disclosure Letter, and except where any failure to comply or action would not have a Material Adverse Effect, (i) BPI has complied with and is in compliance with all Federal, state, local and foreign statutes (civil and criminal), laws, ordinances, regulations, rules, notices, permits, judgments, orders and decrees applicable to any of them or any of their respective properties, assets, operations and businesses relating to environmental protection (collectively "Environmental Laws") including, without limitation, Environmental Laws relating to air, water, land and the generation, storage, use, handling, transportation, treatment or disposal of Hazardous Wastes and Hazardous Substances including petroleum and petroleum products (as such terms are defined in any applicable Environmental Laws); (ii) BPI has obtained and adhered to all necessary permits and other approvals necessary to treat, transport, store, dispose of and otherwise handle Hazardous Wastes and Hazardous Substances, an accurate list of all of which permits and approvals is set forth on Schedule 3.9 to the BPI Disclosure Letter, and have reported to the appropriate authorities, to the extent required by all Environmental Laws, all past and present sites owned and operated by BPI where Hazardous Wastes or Hazardous Substances have been treated, stored, disposed of or otherwise handled; (iii) there have been no releases or threats of releases (as defined in Environmental Laws) at, from, in or on any property owned or operated by BPI except as permitted by Environmental Laws; (iv) there is no on-site or off-site location to which BPI has transported or disposed of Hazardous Wastes and Hazardous Substances or arranged for the transportation of Hazardous Wastes and Hazardous Substances, which site is the subject of any Federal, state, local or foreign enforcement action or any other investigation which is reasonably likely to lead to any claim against BPI for any clean-up cost, remedial work, damage to natural resources, property damage or personal injury, including, but not limited to, any claim under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; and (v) BPI has no contingent liability in connection with any release of any Hazardous Waste or Hazardous Substance into the environment.

         3.10 PERSONAL PROPERTY. Schedule 3.10 to the BPI Disclosure Letter includes an accurate list of (i) all personal property owned by BPI with an individual value in excess of $50,000 acquired since January 31, 2000 and (ii) all leases and agreements in respect of personal property, including, in the case of each of (i) and (ii), (1) true, complete and correct copies of all such leases and (2) an indication as to which assets are currently owned, or were formerly owned, by shareholders, relatives of shareholders, or Affiliates of BPI. Except as set forth on Schedule 3.10 to the BPI Disclosure Letter, (x) all material personal property used by BPI in its business is either owned by BPI or leased by BPI pursuant to a lease included on Schedule 3.10 to the BPI Disclosure Letter, (y) all of the personal property listed on Schedule 3.10 to the BPI Disclosure Letter is in good working order and condition, ordinary wear and tear excepted and (z) all leases and agreements included on Schedule 3.10 to the BPI Disclosure Letter are in full force and effect and constitute valid and binding agreements of the parties (and their successors) thereto in accordance with their respective terms.

         3.11 MATERIAL CONTRACTS AND COMMITMENTS. Schedule 3.11 to the BPI Disclosure Letter includes an accurate list as of or on the date hereof, of all material written or oral leases, agreements or other contracts or legally binding contractual rights or contractual obligations or contractual commitments relating to or in any way affecting the operation or ownership of the business of BPI (the "Material Contracts"), including but not limited, those of a type described below:

               (i) Any consulting agreement, employment agreement, change-in-control agreement, and collective bargaining arrangements with any labor union and any such agreements currently in negotiation or proposed;

               (ii) Any contract for capital expenditures or the acquisition or construction of fixed assets in excess of $50,000.

               (iii) Any contract for the purchase, maintenance or acquisition, or the sale or furnishing, of materials, supplies, merchandise, products, machinery, equipment, parts or other property or services (except if such contract is made in the ordinary course of business and requires aggregate future payments of less than $50,000);

               (iv) Any contract other than trade payables in the ordinary course of business relating to the borrowing of money, or the guaranty of another person's borrowing of money, including, without limitation, any notes, mortgages, indentures and other obligations, guarantees of performance, agreements and instruments for or relating to any lending or borrowing, including assumed indebtedness;

               (v) Any contract granting any person a lien on all or any part of the assets of BPI;

               (vi) Any contract for the cleanup, abatement or other actions in connection with hazardous materials as defined under any Environmental Laws, the remediation of any existing environmental liabilities or relating to the performance of any environmental audit or study;

               (vii) Any contract granting to any person an option or a first refusal, first-offer or similar preferential right to purchase or acquire any material assets of BPI;

               (viii) Any contract with any agent, distributor or representative which is not terminable by BPI upon ninety calendar days' or less notice without penalty;

               (ix) Any contract under which BPI is (1) a lessee or sublessee of any machinery, equipment, vehicle or other tangible personal property, or (2) a lessor of any tangible personal property owned by BPI, in either case having an original value in excess of $50,000;

               (x) Any contract under which BPI has granted or received a license or sublicense or under which it is obligated to pay or has the right to receive a royalty, license fee or similar payment;

               (xi) Any contract concerning any Affiliates;

               (xii) Any contract providing for the indemnification or holding harmless of any officer, director, employee or other person, other than as provided in the by-laws of BPI;

               (xiii) Any contract for purchase or sale by BPI or the granting of any options with respect to, or providing for any labor, services or materials (including brokerage or management services) involving any real property on which BPI conducts any aspect of its business involving aggregate future payments of more than $50,000;

               (xiv) Any contract limiting, restricting or prohibiting BPI from conducting business anywhere in the United States or elsewhere in the world;

               (xv) Any joint venture or partnership agreement;

               (xvi) Any lease, sublease or associated agreements relating to the property leased by BPI;

               (xvii) Any material contract requiring prior notice, consent or other approval upon a change of control in the equity ownership of BPI, which contracts shall be separately identified on Schedule 3.11 to the BPI Disclosure Letter;

               (xviii) Any contract with a customer of BPI involving work to be performed or product to be delivered, in each case subsequent to January 31, 2000, in excess of $50,000;

               (xix) Any other contract, whether or not made in the ordinary course of business, which involves future payments in excess of $50,000.

BPI has provided CommWorld a true and complete copy of each written Material Contract and a true and complete summary of each oral Material Contract, in each case including all amendments or other modifications thereto. Except as set forth on Schedule 3.11 to the BPI Disclosure Letter, each Material Contract is a valid and binding obligation of, and enforceable in accordance with its terms against, BPI, and the other parties thereto, and is in full force and effect, subject only to bankruptcy, reorganization, receivership and other laws affecting creditors' rights generally. Except as set forth on Schedule 3.11 of the BPI Disclosure Letter, BPI has performed all obligations required to be performed by it as of the date hereof and will have performed all obligations required to be performed by it as of the Closing Date under each Material Contract and neither BPI, nor any other party to any Material Contract is in breach or default thereunder, and there exists no condition which would, with or without the lapse of time or the giving of notice, or both, constitute a breach or default thereunder. BPI has not been notified that any party to any Material Contract intends to cancel, terminate, not renew, or exercise an option under any Material Contract, whether in connection with the transactions contemplated hereby or otherwise.

         3.12 REAL PROPERTY. Schedule 3.12 to the BPI Disclosure Letter is a correct and complete list, and a brief description of all real property leased by BPI (the "Leased Real Property"), and all facilities thereon. Except as lessee of Leased Real Property, BPI is not a lessee under or otherwise a party to any lease, sublease, license, concession or other agreement, whether written or oral, pursuant to which another person or entity has granted to BPI the right to use or occupy all or any portion of any real property. BPI does not have an ownership interest in any real property.

               BPI has, assuming good title in the landlord (which is represented to be so with respect to the leased property owned by Michael G. St.
John), a valid leasehold interest in the Leased Property free and clear of all liens, assessments or restrictions (including, without limitation, inchoate liens arising out of the provision of labor, services or materials to any such Real Property) other than (a) mortgages shown on the BPI Financial Statements as securing specified liabilities or obligations, with respect to which no default (or event that, with notice or lapse of time or both, would constitute a default) exists, (b) liens for current taxes not yet due, and (c) minor imperfections of title, such as utility and access easements that do not impair the intended use of the Real Property, none of which is substantial in amount, materially detracts from the value or impairs the use of the property subject thereto, or impairs the operations of BPI, and zoning laws and other land use restrictions or restrictive covenants that do not materially impair the present use of the property subject thereto. The Real Property constitutes all the real properties reflected on the BPI Financial Statements or used or occupied by BPI in connection with its business or otherwise.

         With respect to the Leased Real Property, except as reflected on
Schedule 3.12 to the BPI Disclosure Letter:

               (i) BPI is in exclusive possession thereof and no easements, licenses or rights are necessary to conduct business thereon in addition to those which exist as of the date hereof;

               (ii) No portion thereof is subject to any pending condemnation proceeding or proceeding by any public or quasi-public authority materially adverse to the Leased Real Property and there is no threatened condemnation or proceeding with respect thereto;

               (iii) (a) the buildings, plants, improvements, structures and fixtures at the Leased Real Property, including, without limitation, heating, ventilation and air conditioning systems, roofs, foundations and floors, are in good operating condition and repair; (b) the Leased Real Property is not in violation of any health, safety, building, or environmental ordinances, laws, codes or regulations; nor has any notice of any claimed violation of any such ordinances, laws, codes or regulations been served on BPI;

               (iv) The Leased Real Property is supplied with utilities and other third-party services, such as water, sewer, electricity, gas, roads, rail service and garbage collection, necessary for the current operation of the business and such Leased Real Property is maintained in all material respects in accordance with all laws applicable to BPI or the Leased Real Property;

               (v) BPI is not a party to any written or oral agreement or undertaking with owners or users of properties adjacent to the Leased Real Property relating to the use, operation or maintenance of such facility or any adjacent real property;

               (vi) BPI is not a party to any lease, sublease, license, concession or other agreement, whether written or oral, pursuant to which BPI has granted to any party or parties the right to use or occupy all or any portion of the Leased Real Property;

               (vii) To the extent that BPI has responsibility under the lease(s) for the Leased Real Property for compliance with the provisions of the ADA, all alterations, rehabilitations, structures, or improvements in the Leased Property comply with the ADA;

               (viii) (a) There are no material defects in any improvements on or to the Leased Real Property; (b) the Leased Real Property is free from regulated quantities of asbestos; and (c) the Leased Real Property is free from flooding and leaks.

          3.13 INSURANCE. Schedule 3.13 to the BPI Disclosure Letter includes
(i) an accurate list of all insurance policies carried by BPI since May 1, 1997, and (ii) an accurate list of all insurance loss claims or workers compensation claims received since May 1, 1997 and complete copies of the foregoing items have been delivered to CommWorld. Such insurance policies evidence all of the insurance that BPI has been required to carry pursuant to all of its contracts and other agreements and pursuant to all applicable laws. All insurance policies for the current policy periods are in full force and effect and shall remain in full force and effect through the Closing Date. Since May 1, 1997, no insurance carried by BPI has been canceled by the insurer and BPI has not been denied coverage.

         3.14 COMPENSATION; EMPLOYMENT AGREEMENTS; ORGANIZED LABOR MATTERS.
Schedule 3.14 to the BPI Disclosure Letter includes an accurate list of (i) all officers, directors and key employees of BPI, (ii) all employment agreements with such officers, directors and key employees and the rate of compensation (and the portions thereof attributable to salary, bonus and other compensation, respectively) of each of such persons as of the Balance Sheet Date and the date hereof. BPI has provided to CommWorld true, complete and correct copies of any employment agreements for persons listed on Schedule 3.14 to the BPI Disclosure Letter. Since the Balance Sheet Date, there have been no increases in the compensation payable or any special bonuses to any officer, director, key employee or other employee, except ordinary salary increases implemented on a basis consistent with past practices. Except as set forth on
Schedule 3.14 to the BPI Disclosure Letter, (i) BPI is not bound by or subject to (and none of its assets or properties is bound by or subject to) any arrangement with any labor union, (ii) no employees of BPI are represented by any labor union or covered by any collective bargaining agreement, (iii) no campaign to establish such representation is in progress and (iv) there is no pending or threatened labor dispute involving BPI and any group of its employees nor has BPI experienced any labor interruptions over the past three years. BPI believes its relationship with its employees to be good.

         3.15 EMPLOYEE BENEFIT PLANS. Schedule 3.15 to the BPI Disclosure Letter sets forth all employee benefit plans of BPI, including all employment agreements and other agreements or arrangements containing "golden parachute" or other similar provisions, and deferred compensation agreements. BPI has delivered to CommWorld true, complete and correct copies of such plans, agreements and any trusts related thereto, and classifications of employees covered thereby as of the Balance Sheet Date. Except for the employee benefit plans, if any, described on Schedule 3.15 to the BPI Disclosure Letter, BPI does not sponsor, maintain or contribute to any plan program, fund or arrangement that constitutes an "employee pension benefit plan," nor has BPI any obligation to contribute to or accrue or pay any benefits under any deferred compensation or retirement funding arrangement on behalf of any employee or employees (such as, for example, and without limitation, any individual retirement account or annuity, any "excess benefit plan" (within the meaning of Section 3(36) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any non-qualified deferred compensation arrangement). For the purposes of this Agreement, the term "employee pension benefit plan" shall have the same meaning as is given that term in Section 3(2) of ERISA. BPI has not sponsored, maintained or contributed to any employee pension benefit plan other than the plans set forth on Schedule 3.15 to the BPI Disclosure Letter, nor is BPI required to contribute to any retirement plan pursuant to the provisions of any collective bargaining agreement establishing the terms and conditions or employment of any employees of BPI. All accrued contribution obligations of BPI with respect to any plan listed on Schedule 3.15 to the BPI Disclosure Letter have either been fulfilled in their entirety or are fully reflected on the balance sheet of the BPI as of the Balance Sheet Date.

         3.16 COMPLIANCE WITH ERISA. All plans listed on Schedule 3.15 to the BPI Disclosure Letter that are intended to qualify (the "Qualified Plans") under
Section 401(a) of the Code are, and have been so qualified and have been determined by the Internal Revenue Service to be so qualified, and copies of such determination letters are included as part of Schedule 3.15 to the BPI Disclosure Letter. Except as disclosed on Schedule 3.16 to the BPI Disclosure Letter, all reports and other documents required to be filed with any governmental agency or distributed to plan participants or beneficiaries (including, but not limited to, actuarial reports, audits or tax returns) have been timely filed or distributed, and copies thereof are included as part of
Schedule 3.15 to the BPI Disclosure Letter. None of the BPI stockholders has engaged in any transaction prohibited under the provisions of Section 4975 of the Code or Section 406 of ERISA. No plan listed in Schedule 3.15 to the BPI Disclosure Letter has incurred an accumulated funding deficiency, as defined in Section 412(a) of the Code and Section 302(1) of ERISA; and BPI has not incurred any liability for excise tax or penalty due to the Internal Revenue Service nor any liability to the Pension Benefit Guaranty Corporation.

               (i) There have been no terminations, partial terminations or discontinuance of contributions to any such Qualified Plan intended to qualify under Section 401(a) of the Code without notice to and approval by the Internal Revenue Service;

               (ii) No plan listed in Schedule 3.15 to the BPI Disclosure Letter, subject to the provisions of Title IV of ERISA, has been terminated;

               (iii) There have been no "reportable events" (as that phrase is defined in Section 4043 of ERISA) with respect to any such plan listed in
Schedule 3.15 to the BPI Disclosure Letter;

               (iv) BPI has not incurred liability under Section 4062 of ERISA; and

               (v) No circumstances exist pursuant to which BPI could have any direct or indirect liability whatsoever (including, but not limited to, any liability to any multiemployer plan or the PBGC under Title IV of ERISA or to the Internal Revenue Service for any excise tax or penalty, or being subject to any statutory lien to secure payment of any such liability) with respect to any plan now or heretofore maintained or contributed to by any entity other than BPI that is, or at any time was, a member of a "controlled group" (as defined in Section 412(n)(6)(B) of the Code) that includes BPI.

         3.17 CONFORMITY WITH LAW; LITIGATION.

               (i) Except to the extent set forth on Schedule 3.17 to the BPI Disclosure Letter, BPI is not in violation of any law or regulation or any order of any court or Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality having jurisdiction over it which would have a Material Adverse Effect.

               (ii) Except as set forth on Schedule 3.17 to the BPI Disclosure Letter (which shall disclose the parties to, nature of and relief sought for each matter to be disclosed), other than collection actions by BPI, in the ordinary course of business on its own behalf, none of which is greater than $25,000 and which in the aggregate do not exceed $50,000:

                    (a) There is no suit, action, proceeding, investigation, claim or order pending or threatened against BPI, or with respect to any Employee Plan, or any fiduciary of any such plan (or pending or threatened against any of the officers, directors or employees of BPI with respect to the business or currently proposed business activities of BPI, or to which BPI is otherwise a party, or which may have or is likely to have a Material Adverse Effect, before any court, or before any governmental authority, department, commission, bureau, agency or other governmental department or arbitrator (collectively, "Claims"), nor is there any basis for any such Claims.

                    (b) BPI is not subject to any unsatisfied or continuing judgment, order or decree of any court or governmental authority, and BPI is not otherwise exposed, from a legal standpoint, to any liability or disadvantage which could have a Material Adverse Effect. Schedule 3.17 to the BPI Disclosure Letter sets forth all closed litigation matters to which BPI was a party during the preceding five years, the dates such litigation was commenced and concluded, and the nature of the resolution thereof (including amounts paid in settlement or judgment).

         3.18 TAXES. BPI has timely filed all requisite federal, state and other tax returns or extension requests for all fiscal periods ended on or before the Balance Sheet Date; and except as set forth on Schedule 3.18 to the BPI Disclosure Letter, there are no examinations in progress or claims against any of them for federal, state and other Taxes (including penalties and interest) for any period or periods prior to and including the Balance Sheet Date and no notice of any claim for taxes, whether pending or threatened, has been received. All Taxes, including interest and penalties (whether or not shown on any tax return) owed by BPI, any member of an affiliated or consolidated group which includes or included BPI, or with respect to any payment made or deemed made by BPI herein have been paid. The amounts shown as accruals for Taxes on the BPI Financial Statements are sufficient for the payment of all Taxes of the kinds indicated (including penalties and interest) for all fiscal periods ended on or before that date. Copies of (i) any tax examinations, (ii) extensions of statutory limitations and (iii) the federal and local income tax returns and franchise tax returns of BPI for the last three fiscal years, are attached as
Schedule 3.18 to the BPI Disclosure Letter.

         3.19 NO VIOLATIONS. BPI is not in violation of any of its Charter Documents. BPI is not in default under any lease, instrument, agreement, license, or permit set forth on the Schedules to the BPI Disclosure Letter, or any other material agreement to which it is a party or by which its properties are bound (the "Material Documents"); and, except as set forth in Schedule 3.19 to the BPI Disclosure Letter, (a) the rights and benefits of BPI under the Material Documents will not be adversely affected by the transactions contemplated hereby and (b) the execution of this Agreement and the performance of the obligations hereunder and the consummation of the transactions contemplated hereby will not result in any violation of, or breach of, or constitute a default under, any of the terms or provisions of the Material Documents or the Charter Documents. Except as set forth on Schedule 3.19 to the BPI Disclosure Letter, none of the Material Documents requires notice to, or the consent or approval of, any governmental agency or other third party with respect to any of the transactions contemplated hereby in order to remain in full force and effect and consummation of the transactions contemplated hereby will not give rise to any right to termination, cancellation or acceleration or loss of any right or benefit. Except as set forth on Schedule 3.19 to the BPI Disclosure Letter, none of the Material Documents prohibits the use or publication by BPI of the name of any other party to such Material Document, and none of the Material Documents prohibits or restricts BPI from freely providing services to any other customer or potential customer of BPI.

         3.20 GOVERNMENT CONTRACTS. Except as set forth on Schedule 3.20 to the BPI Disclosure Letter, BPI is not now a party to any governmental contract subject to price redetermination or renegotiation.

         3.21 ABSENCE OF CHANGES. Since January 31, 2000, except as set forth on
Schedule 3.21 to the BPI Disclosure Letter, there has not been:

               (i) Any material adverse change in the financial condition, assets, liabilities (contingent or otherwise), income or business of BPI;

               (ii) Any damage, destruction or loss (whether or not covered by insurance) materially adversely affecting the properties or business of BPI;

               (iii) Any change in the authorized capital of BPI or its outstanding securities or any change in its ownership interests or any grant of any options, warrants, calls, conversion rights or commitments;

               (iv) Any declaration or payment of any dividend or distribution in respect of the capital stock or any direct or indirect redemption, purchase or other acquisition of any of the capital stock of BPI;

               (v) Any increase in the compensation, bonus, sales commissions or fee arrangement payable or to become payable by BPI to any of their respective officers, directors, stockholders, employees, consultants or agents, except for ordinary and customary bonuses and salary increases for employees in accordance with past practice;

               (vi) Any work interruptions, labor grievances or claims filed, or any event or condition of any character, materially adversely affecting the business of BPI;

               (vii) Any sale or transfer, or any agreement to sell or transfer, any material assets, property or rights of BPI to any person, including, without limitation, any of the stockholders and their affiliates;

               (viii) Any cancellation, or agreement to cancel, any indebtedness or other obligation owing to BPI, including without limitation any indebtedness or obligation of any stockholder or any affiliate thereof;

               (ix) Any plan, agreement or arrangement granting any preferential rights to purchase or acquire any interest in any of the assets, property or rights of BPI or requiring consent of any party to the transfer and assignment of any such assets, property or rights;

               (x) Any purchase or acquisition of, or agreement, plan or arrangement to purchase or acquire, any property, rights or assets outside of the ordinary course of business of BPI;

               (xi) Any waiver of any material rights or claims of BPI;

               (xii) Any amendment or termination of any Material Documents or other right to which BPI is a party;

               (xiii) Any transaction by BPI outside the ordinary course of its business;

               (xiv) Any cancellation or termination of a Material Contract with a customer or client prior to the scheduled termination date; or

               (xv) Any other distribution of property or assets by BPI other than in the ordinary course of business.

         3.22 DEPOSIT ACCOUNTS; POWERS OF ATTORNEY. Schedule 3.22 to the BPI Disclosure Letter includes an accurate list as of the date of the Agreement of:
(i) the name of each financial institution in which BPI has accounts or safe deposit boxes; (ii) the names in which the accounts or boxes are held; (iii) the type of account and account number; and (iv) the name of each person authorized to draw thereon or have access thereto. Schedule 3.22 to the BPI Disclosure Letter also sets forth the name of each person, corporation, firm or other entity holding a general or special power of attorney from BPI and a description of the terms of such power.

         3.23 RELATIONS WITH GOVERNMENTS. Except for political contributions made in a lawful manner which, in the aggregate, do not exceed $10,000 per year since 1996, BPI has not made, offered or agreed to offer anything of value to any governmental official, political party or candidate for government office nor has it otherwise taken any action which would cause BPI to be in violation of the Foreign Corrupt Practices Act of 1977, as amended or any law of similar effect.

         3.24 DISCLOSURE. This Agreement, including the Exhibits and BPI Disclosure Letter and the Schedules thereto, together with the other information furnished to CommWorld and DTI by BPI and the Shareholders in connection herewith, do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements herein and therein, in light of the circumstances under which they were made, not misleading.

         3.25 PROHIBITED ACTIVITIES. Except as set forth on Schedule 3.25 to the BPI Disclosure Letter, BPI has not, between January 31, 2000 and the date hereof, taken any of the actions (Prohibited Activities) set forth in Section 6.3.

         3.26 NO CONFLICTS. The execution, delivery and performance of this Agreement by the Shareholders and the consummation by the Shareholders of the transactions contemplated hereby will not conflict with or result in a breach or violation of any term or provision of, or (with or without notice or passage of time, or both) constitute a default under, any indenture, mortgage, deed of trust, trust (constructive and other), loan agreement or other agreement or instrument to which BPI is a party or violate the provisions of any statute, or any order, rule or regulation of any governmental body or agency or instrumentality thereof, or any order, writ, injunction or decree of any court or any arbitrator, having jurisdiction over BPI or the property of BPI.

         3.27 CERTAIN BUSINESS RELATIONSHIPS WITH BPI. Except as listed in
Schedule 3.27, neither of the Shareholders nor any relative of any Shareholder or Affiliate of BPI has been involved in any business arrangement or relationship with BPI since May 1, 1997, and neither of the Shareholders, nor any relative of any Shareholder or Affiliate of BPI owns any asset, tangible or intangible, which is used in BPI's operations.

         3.28 AUTHORIZATION. The representatives of BPI executing this Agreement have the authority to enter into and bind BPI to the terms of this Agreement and BPI has the full legal right, power and authority to enter into this Agreement and the Merger.

     4.  REPRESENTATIONS AND WARRANTIES OF COMMWORLD AND DTI

         Except as provided in the CommWorld Disclosure Letter (as defined below) to be delivered pursuant to Section 10.2, CommWorld and DTI jointly and severally represent and warrant to BPI and the Shareholders that all of the following representations and warranties in this Section 4 are true at the date of this Agreement and shall be true at the time of Closing. As used in this Agreement, the "CommWorld Disclosure Letter" shall mean the disclosure letter delivered by CommWorld and DTI to BPI and the Shareholders regarding CommWorld and DTI pursuant to this Section 4 upon execution of this Agreement. As used in this Section 4, CommWorld refers to CommWorld and all of its wholly-owned subsidiaries.

         4.1 DUE ORGANIZATION. Each of CommWorld and DTI is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and has the requisite power and authority to carry on its business as it is now being conducted. Each of CommWorld and DTI is duly qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, except (i) as set forth on Schedule 4.1 to CommWorld Disclosure Letter or (ii) where the failure to be so authorized or qualified would not have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise), of CommWorld taken as a whole (as used herein with respect to CommWorld, or with respect to any other person, a "Material Adverse Effect"). Schedule 4.1 to the CommWorld Disclosure Letter sets forth the jurisdiction in which CommWorld and DTI is incorporated and contains a list of all jurisdictions in which CommWorld and DTI are authorized or qualified to do business. True, complete and correct copies of the Articles of Incorporation and Bylaws, each as amended, of CommWorld (the "CommWorld Charter Documents") have been made available to BPI and the Shareholders. True, complete and correct copies of the Articles of Incorporation and Bylaws, each as amended, of DTI (the "DTI Charter Documents") have been made available to the Shareholders. The stock records of CommWorld and DTI as heretofore made available to BPI the Shareholders, are correct and complete in all material respects. There are no minutes or other records or proceedings of CommWorld and DTI which have not been made available to BPI and the Shareholders, and all of such minutes or other records of proceedings are correct and complete in all respects.

         4.2 SUBSIDIARIES. The names and jurisdiction of incorporation of the subsidiaries of CommWorld are set forth in Schedule 4.2. DTI has no subsidiaries.

         4.3 CAPITAL STRUCTURE. The authorized capital stock of DTI is as set forth in Section 1.4(i). All of the issued and outstanding shares of the capital stock of DTI have been duly authorized and are validly issued, fully paid and non-assessable. The authorized capital stock of CommWorld consists of 25,000,000 shares of common stock, no par value, of which 7,680,894 shares are issued and outstanding on March 1, 2000, and 3,000,000 shares of preferred stock, of which 10,000 shares are issued and outstanding on March 1, 2000. All of the outstanding shares of common stock and preferred stock have been duly authorized and are validly issued, fully paid and non-assessable. Except as listed in Schedule 4.3, each of CommWorld and DTI has no common stock or other shares of capital stock reserved for or otherwise subject to issuance. Except as listed in Schedule 4.3 or as set forth above, there are no pre-emptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements or commitments to issue or sell any shares of capital stock or other securities of each of DTI and CommWorld or any securities or obligations convertible or exchangeable into or exercisable for, or giving any person a right to subscribe for or acquire, any securities of each of DTI and CommWorld, and no securities or obligations evidencing such rights are authorized, issued or outstanding. Each of DTI and CommWorld does not have outstanding any bonds, debentures, notes or other debt obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote). There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to each of DTI and CommWorld. There are no voting trusts, proxies or other agreements or understandings with respect to the voting of the capital stock of each of DTI and CommWorld.

         4.4 PREDECESSOR STATUS; ETC. Set forth in Schedule 4.4 to CommWorld Disclosure Letter is an accurate list of all names of all predecessor companies of CommWorld since May 1, 1994, including the names of any entities acquired by CommWorld (by stock purchase, merger or otherwise) or owned by CommWorld or from whom CommWorld previously acquired material assets, in any case, from the earliest date upon which any person acquired his or her stock in CommWorld. Except as disclosed on Schedule 4.4 to CommWorld Disclosure Letter, CommWorld has not been, within such period of time, a subsidiary or division of another corporation or a part of an acquisition which was later rescinded.

         4.5 SPIN-OFF BY COMMWORLD. Except as set forth on Schedule 4.5 to CommWorld Disclosure Letter, there has not been any sale, spin-off or split-up of material assets of either CommWorld or any other person or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, CommWorld ("Affiliates") since its inception.

         4.6 FINANCIAL STATEMENTS. Schedule 4.6 to CommWorld Disclosure Letter includes copies of the following financial statements (the "CommWorld Financial Statements") of CommWorld: CommWorld's audited Balance Sheets as of April 30, 1999 and 1998 and audited Statements of Income and Comprehensive Income, Stockholders' Equity and Cash Flows for each of the fiscal years ended April 30, 1999 and 1998 and, unaudited Balance Sheet as of January 31, 2000 and unaudited Statements of Income and Comprehensive Income, Stockholders' Equity and Cash Flows for each of the nine month periods ended January 31, 2000 and 1999 (January 31, 2000 being hereinafter referred to as the "Balance Sheet Date"). The CommWorld Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated (except as noted thereon or on Schedule 4.6 to CommWorld Disclosure Letter). Except as set forth on Schedule 4.6 to CommWorld Disclosure Letter, such Balance Sheets present fairly in all material respects the financial position of CommWorld as of the dates indicated thereon, and such Statements of Income and Comprehensive Income, Stockholders' Equity and Cash Flows present fairly in all material respects the results of operations for the periods indicated thereon, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount.

         4.7 LIABILITIES AND OBLIGATIONS. Schedule 4.7 to CommWorld Disclosure Letter includes accurate lists as of January 31, 2000 (the "Balance Sheet Date") of (i) all material liabilities of CommWorld which are not reflected on the Balance Sheet of CommWorld at the Balance Sheet Date or otherwise reflected in CommWorld Financial Statements at the Balance Sheet Date which by their nature would be required in accordance with GAAP to be reflected in the Balance Sheet, and (ii) all loan agreements, indemnity or guaranty agreements, bonds, mortgages, liens, pledges or other security agreements. Except as set forth on
Schedule 4.7 to CommWorld Disclosure Letter, since the Balance Sheet Date CommWorld has not incurred any material liabilities of any kind, character and description, whether accrued, absolute, secured or unsecured, contingent or otherwise, other than liabilities incurred in the ordinary course of business.
Schedule 4.7 to CommWorld Disclosure Letter also includes, in the case of those contingent liabilities related to pending or threatened litigation, or other liabilities which are not fixed or otherwise accrued or reserved, a good faith and reasonable estimate of the maximum amount which CommWorld reasonably expects will be payable. For each such contingent liability or liability for which the amount is not fixed or is contested, CommWorld has provided to BPI and the Shareholders the following information:

          (a) A summary description of the liability together with the following:

               (i)   copies of all relevant documentation relating thereto;

               (ii)  amounts claimed and any other action or relief sought; and

               (iii) name of claimant and all other parties to the claim, suit or proceeding;

          (b) The name of each court or agency before which such claim, suit or proceeding is pending; and

          (c)  The date such claim, suit or proceeding was instituted; and

          (d) A good faith and reasonable estimate of the maximum amount, if any, which is likely to become payable with respect to each such liability. If no estimate is provided, the estimate shall for purposes of this Agreement be deemed to be zero.

     4.8  PERMITS AND INTANGIBLES.

          (i) CommWorld holds all licenses, franchises, permits and other governmental authorizations the absence of any of which could have a Material Adverse Effect on CommWorld's business and Schedule 4.8 to CommWorld Disclosure Letter includes an accurate list and summary description of all such licenses, franchises, permits and other governmental authorizations, including permits (it being understood and agreed that a list of all environmental permits and other environmental approvals is set forth on Schedule 4.9 to CommWorld Disclosure Letter), titles (including motor vehicle titles and current registrations), fuel permits, licenses, franchises and certificates, as well as (a) registered or unregistered trademarks, trade names, patents, patent applications and inventions and discoveries that may be patentable, (b) copyrights owned or held by CommWorld or any of its employees (including interests in software or other technology systems, programs and intellectual property). The licenses, franchises, permits and other governmental authorizations listed on Schedules
4.8 and 4.9 to CommWorld Disclosure Letter are valid, and CommWorld has not received any notice that any governmental authority intends to cancel, terminate or not renew any such license, franchise, permit or other governmental authorization. CommWorld has conducted and is conducting its business in compliance with the requirements, standards, criteria and conditions set forth in the licenses, franchises, permits and other governmental authorizations listed on Schedules 4.8 and 4.9 of CommWorld Disclosure letter and is not in violation of any of the foregoing except where such non-compliance or violation would not have a Material Adverse Effect on CommWorld. Except as specifically provided in Schedule 4.8 to CommWorld Disclosure Letter, the transactions contemplated by this Agreement will not result in a default under or a breach or violation of, or adversely affect the rights and benefits afforded to CommWorld by, any such licenses, franchises, permits or government authorizations.

          (ii) The patents, the marks and copyrights, as well as the know how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans and drawings owned, used or licensed by CommWorld (collectively, the "Trade Secrets") are all those necessary to enable CommWorld to conduct and to continue to conduct its business as it is currently conducted. Schedule 4.8 of CommWorld Disclosure Letter also contains a description of all material Trade Secrets owned or used by CommWorld. Except as set forth on Schedule 4.8 to CommWorld Disclosure Letter (a) all of the patents, marks, copyrights and Trade Secrets (collectively, the "Intellectual Property") are owned, or used under valid licenses by CommWorld, and are free and clear of all liens and other adverse claims; (b) CommWorld has not infringed on or misappropriated, is not now infringing on or misappropriating, and has not received any notice that it is infringing on, misappropriating, or otherwise conflicting with the intellectual property rights of any third parties; (c) there is no claim pending or threatened against CommWorld with respect to the alleged infringement or misappropriation by CommWorld or a conflict with, any intellectual property rights of others; (d) the operation of any aspect of the business in the manner in which it has heretofore been operated or is presently operated does not give rise to any such infringement or misappropriation; and (e) there is no infringement or misappropriation of the Intellectual Property by a third party or claim, pending or threatened, against any third party with respect to the alleged infringement or misappropriation of the Intellectual Property by such third party.

         4.9 ENVIRONMENTAL MATTERS. Except as set forth on Schedule 4.9 to CommWorld Disclosure Letter, and except where any failure to comply or action would not have a Material Adverse Effect, (i) CommWorld has complied with and is in compliance with all Federal, state, local and foreign statutes (civil and criminal), laws, ordinances, regulations, rules, notices, permits, judgments, orders and decrees applicable to any of them or any of their respective properties, assets, operations and businesses relating to environmental protection (collectively "Environmental Laws") including, without limitation, Environmental Laws relating to air, water, land and the generation, storage, use, handling, transportation, treatment or disposal of Hazardous Wastes and Hazardous Substances including petroleum and petroleum products (as such terms are defined in any applicable Environmental Laws); (ii) CommWorld has obtained and adhered to all necessary permits and other approvals necessary to treat, transport, store, dispose of and otherwise handle Hazardous Wastes and Hazardous Substances, an accurate list of all of which permits and approvals is set forth on Schedule 4.9 to CommWorld Disclosure Letter, and have reported to the appropriate authorities, to the extent required by all Environmental Laws, all past and present sites owned and operated by CommWorld where Hazardous Wastes or Hazardous Substances have been treated, stored, disposed of or otherwise handled; (iii) there have been no releases or threats of releases (as defined in Environmental Laws) at, from, in or on any property owned or operated by CommWorld except as permitted by Environmental Laws; (iv) there is no on-site or off-site location to which CommWorld has transported or disposed of Hazardous Wastes and Hazardous Substances or arranged for the transportation of Hazardous Wastes and Hazardous Substances, which site is the subject of any Federal, state, local or foreign enforcement action or any other investigation which is reasonably likely to lead to any claim against CommWorld for any clean-up cost, remedial work, damage to natural resources, property damage or personal injury, including, but not limited to, any claim under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; and (v) CommWorld has no contingent liability in connection with any release of any Hazardous Waste or Hazardous Substance into the environment.

         4.10 PERSONAL PROPERTY. Schedule 4.10 to CommWorld Disclosure Letter includes an accurate list of (i) all personal property owned by CommWorld with an individual value in excess of $50,000 acquired since January 31, 2000 and
(ii) all leases and agreements in respect of personal property, including, in the case of each of (i) and (ii), (1) true, complete and correct copies of all such leases and (2) an indication as to which assets are currently owned, or were formerly owned, by stockholders, relatives of stockholders, or Affiliates of CommWorld. Except as set forth on Schedule 4.10 to CommWorld Disclosure Letter, (x) all material personal property used by CommWorld in its business is either owned by CommWorld or leased by CommWorld pursuant to a lease included on
Schedule 4.10 to CommWorld Disclosure Letter, (y) all of the personal property listed on Schedule 4.10 to CommWorld Disclosure Letter is in good working order and condition, ordinary wear and tear excepted and (z) all leases and agreements included on Schedule 4.10 to CommWorld Disclosure Letter are in full force and effect and constitute valid and binding agreements of the parties (and their successors) thereto in accordance with their respective terms.

         4.11 MATERIAL CONTRACTS AND COMMITMENTS. Schedule 4.11 to CommWorld Disclosure Letter includes an accurate list as of or on the date hereof, of all material written or oral leases, agreements or other contracts or legally binding contractual rights or contractual obligations or contractual commitments relating to or in any way affecting the operation or ownership of the business of CommWorld (the "Material Contracts"), including but not limited, those of a type described below:

               (i) Any consulting agreement, employment agreement, change-in-control agreement, and collective bargaining arrangements with any labor union and any such agreements currently in negotiation or proposed;

               (ii) Any contract for capital expenditures or the acquisition or construction of fixed assets in excess of $50,000;

               (iii) Any contract for the purchase, maintenance or acquisition, or the sale or furnishing, of materials, supplies, merchandise, products, machinery, equipment, parts or other property or services (except if such contract is made in the ordinary course of business and requires aggregate future payments of less than $50,000);

               (iv) Any contract other than trade payables in the ordinary course of business relating to the borrowing of money, or the guaranty of another person's borrowing of money, including, without limitation, any notes, mortgages, indentures and other obligations, guarantees of performance, agreements and instruments for or relating to any lending or borrowing, including assumed indebtedness;

               (v) Any contract granting any person a lien on all or any part of the assets of CommWorld;

               (vi) Any contract for the cleanup, abatement or other actions in connection with hazardous materials as defined under any Environmental Laws, the remediation of any existing environmental liabilities or relating to the performance of any environmental audit or study;

               (vii) Any contract granting to any person an option or a first refusal, first-offer or similar preferential right to purchase or acquire any material assets of CommWorld;

               (viii) Any contract with any agent, distributor or representative which is not terminable by CommWorld upon ninety calendar days' or less notice without penalty;

               (ix) Any contract under which CommWorld is (1) a lessee or sublessee of any machinery, equipment, vehicle or other tangible personal property, or (2) a lessor of any tangible personal property owned by CommWorld, in either case having an original value in excess of $50,000;

               (x) Any contract under which CommWorld has granted or received a license or sublicense or under which it is obligated to pay or has the right to receive a royalty, license fee or similar payment;

               (xi) Any contract concerning any Affiliates;

               (xii) Any contract providing for the indemnification or holding harmless of any officer, director, employee or other person, other than as provided in the by-laws of CommWorld;

               (xiii) Any contract for purchase or sale by CommWorld or the granting of any options with respect to, or providing for any labor, services or materials (including brokerage or management services) involving any real property on which CommWorld conducts any aspect of its business involving aggregate future payments of more than $50,000;

               (xiv) Any contract limiting, restricting or prohibiting CommWorld from conducting business anywhere in the United States or elsewhere in the world;

               (xv) Any joint venture or partnership agreement;

               (xvi) Any lease, sublease or associated agreements relating to the property leased by CommWorld;

               (xvii) Any material contract requiring prior notice, consent or other approval upon a change of control in the equity ownership of CommWorld, which contracts shall be separately identified on Schedule 3.11 to CommWorld Disclosure Letter;

               (xviii) Any contract with a customer of CommWorld involving work to be performed or product to be delivered, in each case subsequent to January 31, 2000, in excess of $50,000;

               ( xix) Any other contract, whether or not made in the ordinary course of business, which involves future payments in excess of $50,000.

CommWorld has provided BPI and the Shareholders a true and complete copy of each written Material Contract and a true and complete summary of each oral Material Contract, in each case including all amendments or other modifications thereto. Except as set forth on Schedule 4.11 to CommWorld Disclosure Letter, each Material Contract is a valid and binding obligation of, and enforceable in accordance with its terms against, CommWorld, and the other parties thereto, and is in full force and effect, subject only to bankruptcy, reorganization, receivership and other laws affecting creditors' rights generally. Except as set forth on Schedule 4.11 of CommWorld Disclosure Letter, CommWorld has performed all obligations required to be performed by it as of the date hereof and will have performed all obligations required to be performed by it as of the Closing Date under each Material Contract and neither CommWorld, nor any other party to any Material Contract is in breach or default thereunder, and there exists no condition which would, with or without the lapse of time or the giving of notice, or both, constitute a breach or default thereunder. CommWorld has not been notified that any party to any Material Contract intends to cancel, terminate, not renew, or exercise an option under any Material Contract, whether in connection with the transactions contemplated hereby or otherwise.

         4.12 REAL PROPERTY. Schedule 4.12 to CommWorld Disclosure Letter is a correct and complete list, and a brief description of, all real property leased by CommWorld (the "Leased

Real Property"), and all facilities thereon. Except as lessee of Leased Real Property, CommWorld is not a lessee under or otherwise a party to any lease, sublease, license, concession or other agreement, whether written or oral, pursuant to which another person or entity has granted to CommWorld the right to use or occupy all or any portion of any real property. CommWorld does not have an ownership interest in any real property.

                    CommWorld has, assuming good title in the landlord, a valid leasehold interest in the Leased Property, in each case free and clear of all liens, assessments or restrictions (including, without limitation, inchoate liens arising out of the provision of labor, services or materials to any such Real Property) other than (a) mortgages shown on CommWorld Financial Statements as securing specified liabilities or obligations, with respect to which no default (or event that, with notice or lapse of time or both, would constitute a default) exists, (b) liens for current taxes not yet due, and (c) minor imperfections of title, such as utility and access easements that do not impair the intended use of the Real Property, none of which is substantial in amount, materially detracts from the value or impairs the use of the property subject thereto, or impairs the operations of CommWorld, and zoning laws and other land use restrictions or restrictive covenants that do not materially impair the present use of the property subject thereto. The Real Property constitutes all the real properties reflected on CommWorld Financial Statements or used or occupied by CommWorld in connection with its business or otherwise.

         With respect to the Leased Real Property, except as reflected on
Schedule 3.12 to CommWorld Disclosure Letter:

               (i) CommWorld is in exclusive possession thereof and no easements, licenses or rights are necessary to conduct business thereon in addition to those which exist as of the date hereof;

               (ii) No portion thereof is subject to any pending condemnation proceeding or proceeding by any public or quasi-public authority materially adverse to the Leased Real Property and there is no threatened condemnation or proceeding with respect thereto;

               (iii) (a) the buildings, plants, improvements, structures and fixtures at the Leased Real Property, including, without limitation, heating, ventilation and air conditioning systems, roofs, foundations and floors, are in good operating condition and repair; (b) the Leased Real Property is not in violation of any health, safety, building, or environmental ordinances, laws, codes or regulations; nor has any notice of any claimed violation of any such ordinances, laws, codes or regulations been served on CommWorld;

               (iv) The Leased Real Property is supplied with utilities and other third-party services, such as water, sewer, electricity, gas, roads, rail service and garbage collection, necessary for the current operation of the business and such Leased Real Property is maintained in all material respects in accordance with all laws applicable to CommWorld or the Leased Real Property;

               (v) CommWorld is not a party to any written or oral agreement or undertaking with owners or users of properties adjacent to the Leased Real Property relating to the use, operation or maintenance of such facility or any adjacent real property;

               (vi) CommWorld is not a party to any lease, sublease, license, concession or other agreement, whether written or oral, pursuant to which CommWorld has granted to any party or parties the right to use or occupy all or any portion of the Leased Real Property;

               (vii) To the extent that CommWorld has responsibility under the lease(s) for the Leased Real Property for compliance with the provisions of the ADA, all alterations, rehabilitations, structures, or improvements in the Leased Property comply with the ADA;

               (viii) (a) There are no material defects in any improvements on or to the Leased Real Property; (b) the Leased Real Property is free from regulated quantities of asbestos; and (c) the Leased Real Property is free from flooding and leaks.

         4.13 INSURANCE. Schedule 4.13 to CommWorld Disclosure Letter includes
(i) an accurate list of all insurance policies carried by CommWorld since May 1, 1997, and (ii) an accurate list of all insurance loss claims or workers compensation claims received since May 1, 1997 and complete copies of the foregoing items have been delivered to the Shareholders. Such insurance policies evidence all of the insurance that CommWorld has been required to carry pursuant to all of its contracts and other agreements and pursuant to all applicable laws. All insurance policies for the current policy periods are in full force and effect and shall remain in full force and effect through the Closing Date. Since May 1, 1997, no insurance carried by CommWorld has been canceled by the insurer and CommWorld has not been denied coverage.

         4.14 COMPENSATION; EMPLOYMENT AGREEMENTS; ORGANIZED LABOR MATTERS.
Schedule 4.14 to CommWorld Disclosure Letter includes an accurate list of (i) all officers, directors and key employees of CommWorld, (ii) all employment agreements with such officers, directors and key employees and the rate of compensation (and the portions thereof attributable to salary, bonus and other compensation, respectively) of each of such persons as of the Balance Sheet Date and the date hereof. CommWorld has provided to the Shareholders true, complete and correct copies of any employment agreements for persons listed on Schedule
4.14 to CommWorld Disclosure Letter. Since the Balance Sheet Date, there have been no increases in the compensation payable or any special bonuses to any officer, director, key employee or other employee, except ordinary salary increases implemented on a basis consistent with past practices. Except as set forth on Schedule 4.14 to CommWorld Disclosure Letter, (i) CommWorld is not bound by or subject to (and none of its assets or properties is bound by or subject to) any arrangement with any labor union, (ii) no employees of CommWorld are represented by any labor union or covered by any collective bargaining agreement, (iii) no campaign to establish such representation is in progress and
(iv) there is no pending or threatened labor dispute involving CommWorld and any group of its employees nor has CommWorld experienced any labor interruptions over the past three years. CommWorld believes its relationship with its employees to be good.

         4.15 EMPLOYEE BENEFIT PLANS. Schedule 4.15 to CommWorld Disclosure Letter sets forth all employee benefit plans of CommWorld, including all employment agreements and other agreements or arrangements containing "golden parachute" or other similar provisions, and deferred compensation agreements. CommWorld has delivered to the Shareholders true, complete and correct copies of such plans, agreements and any trusts related thereto, and classifications of employees covered thereby as of the Balance Sheet Date. Except for the employee benefit plans, if any, described on Schedule 4.15 to CommWorld Disclosure Letter, CommWorld does not sponsor, maintain or contribute to any plan program, fund or arrangement that constitutes an "employee pension benefit plan," nor has CommWorld any obligation to contribute to or accrue or pay any benefits under any deferred compensation or retirement funding arrangement on behalf of any employee or employees (such as, for example, and without limitation, any individual retirement account or annuity, any "excess benefit plan" (within the meaning of Section 3(36) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any non-qualified deferred compensation arrangement). For the purposes of this Agreement, the term "employee pension benefit plan" shall have the same meaning as is given that term in Section 3(2) of ERISA. CommWorld has not sponsored, maintained or contributed to any employee pension benefit plan other than the plans set forth on Schedule 4.15 to CommWorld Disclosure Letter, nor is CommWorld required to contribute to any retirement plan pursuant to the provisions of any collective bargaining agreement establishing the terms and conditions or employment of any employees of CommWorld. All accrued contribution obligations of CommWorld with respect to any plan listed on Schedule 4.15 to CommWorld Disclosure Letter have either been fulfilled in their entirety or are fully reflected on the balance sheet of CommWorld as of the Balance Sheet Date.

         4.16 COMPLIANCE WITH ERISA. All plans listed on Schedule 4.15 to CommWorld Disclosure Letter that are intended to qualify (the "Qualified Plans") under Section 401(a) of the Code are, and have been so qualified and have been determined by the Internal Revenue Service to be so qualified, and copies of such determination letters are included as part of Schedule 4.15 to CommWorld Disclosure Letter. Except as disclosed on Schedule 4.16 to CommWorld Disclosure Letter, all reports and other documents required to be filed with any governmental agency or distributed to plan participants or beneficiaries (including, but not limited to, actuarial reports, audits or tax returns) have been timely filed or distributed, and copies thereof are included as part of
Schedule 4.15 to CommWorld Disclosure Letter. None of CommWorld stockholders has engaged in any transaction prohibited under the provisions of Section 4975 of the Code or Section 406 of ERISA. No plan listed in Schedule 4.15 to CommWorld Disclosure Letter has incurred an accumulated funding deficiency, as defined in
Section 412(a) of the Code and Section 302(1) of ERISA; and CommWorld has not incurred any liability for excise tax or penalty due to the Internal Revenue Service nor any liability to the Pension Benefit Guaranty Corporation.

         (i) There have been no terminations, partial terminations or discontinuance of contributions to any such Qualified Plan intended to qualify under Section 401(a) of the Code without notice to and approval by the Internal Revenue Service;

         (ii) No plan listed in Schedule 4.15 to CommWorld Disclosure Letter, subject to the provisions of Title IV of ERISA, has been terminated;

         (iii) There have been no "reportable events" (as that phrase is defined in Section 4043 of ERISA) with respect to any such plan listed in Schedule 4.15 to CommWorld Disclosure Letter;

         (iv) CommWorld has not incurred liability under Section 4062 of ERISA; and

         (v) No circumstances exist pursuant to which CommWorld could have any direct or indirect liability whatsoever (including, but not limited to, any liability to any multiemployer plan or the PBGC under Title IV of ERISA or to the Internal Revenue Service for any excise tax or penalty, or being subject to any statutory lien to secure payment of any such liability) with respect to any plan now or heretofore maintained or contributed to by any entity other than CommWorld that is, or at any time was, a member of a "controlled group" (as defined in Section 412(n)(6)(B) of the Code) that includes CommWorld.

          4.17 CONFORMITY WITH LAW; LITIGATION.

               (i) Except to the extent set forth on Schedule 4.17 to CommWorld Disclosure Letter, CommWorld is not in violation of any law or regulation or any order of any court or Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality having jurisdiction over it which would have a Material Adverse Effect.

               (ii) Except as set forth on Schedule 4.17 to CommWorld Disclosure Letter (which shall disclose the parties to, nature of and relief sought for each matter to be disclosed), other than collection actions by CommWorld, in the ordinary course of business on its own behalf, none of which is greater than $25,000 and which in the aggregate do not exceed $50,000:

                    (a) There is no suit, action, proceeding, investigation, claim or order pending or threatened against CommWorld, or with respect to any Employee Plan, or any fiduciary of any such plan (or pending or threatened against any of the officers, directors or employees of CommWorld with respect to the business or currently proposed business activities of CommWorld, or to which CommWorld is otherwise a party, or which may have or is likely to have a Material Adverse Effect, before any court, or before any governmental authority, department, commission, bureau, agency or other governmental department or arbitrator (collectively, "Claims"), nor is there any basis for any such Claims.

                    (b) Except as set forth in Schedule 4.17(b) to the CommWorld Disclosure Letter, CommWorld is not subject to any unsatisfied or continuing judgment, order or decree of any court or governmental authority, and CommWorld is not otherwise exposed, from a legal standpoint, to any liability or disadvantage which could have a Material Adverse Effect. Schedule 4.17 to CommWorld Disclosure Letter sets forth all closed litigation matters to which CommWorld was a party during the preceding five years, the dates such litigation was commenced and concluded, and the nature of the resolution thereof (including amounts paid in settlement or judgment).

         4.18 TAXES. CommWorld has timely filed all requisite federal, state and other tax returns or extension requests for all fiscal periods ended on the Balance Sheet Date; and except as set forth on Schedule 4.18 to CommWorld Disclosure Letter, there are no examinations in progress or claims against any of them for federal, state and other Taxes (including penalties and interest) for any period or periods prior to and including the Balance Sheet Date and no notice of any claim for taxes, whether pending or threatened, has been received. All Taxes, including interest and penalties (whether or not shown on any tax return) owed by CommWorld, any member of an affiliated or consolidated group which includes or included CommWorld, or with respect to any payment made or deemed made by CommWorld herein have been paid. The amounts shown as accruals for Taxes on CommWorld Financial Statements are sufficient for the payment of all Taxes of the kinds indicated (including penalties and interest) for all fiscal periods ended on or before that date. Copies of (i) any tax examinations,
(ii) extensions of statutory limitations and (iii) the federal and local income tax returns and franchise tax returns of CommWorld for the last three fiscal years have been made available to BPI and the Shareholders.

         4.19 NO VIOLATIONS. CommWorld is not in violation of any of its Charter Documents. CommWorld is not in default under any lease, instrument, agreement, license, or permit set forth on the Schedules to CommWorld Disclosure Letter, or any other material agreement to which it is a party or by which its properties are bound (the "Material Documents"); and, except as set forth in Schedule 4.19 to CommWorld Disclosure Letter, (a) the rights and benefits of CommWorld under the Material Documents will not be adversely affected by the transactions contemplated hereby and (b) the execution of this Agreement and the performance of the obligations hereunder and the consummation of the transactions contemplated hereby will not result in any violation of, or breach of, or constitute a default under, any of the terms or provisions of the Material Documents or the Charter Documents. Except as set forth on Schedule 4.19 to CommWorld Disclosure Letter, none of the Material Documents requires notice to, or the consent or approval of, any governmental agency or other third party with respect to any of the transactions contemplated hereby in order to remain in full force and effect and consummation of the transactions contemplated hereby will not give rise to any right to termination, cancellation or acceleration or loss of any right or benefit. Except as set forth on Schedule 4.19 to CommWorld Disclosure Letter, none of the Material Documents prohibits the use or publication by CommWorld of the name of any other party to such Material Document, and none of the Material Documents prohibits or restricts CommWorld from freely providing services to any other customer or potential customer of CommWorld.

         4.20 GOVERNMENT CONTRACTS. Except as set forth on Schedule 4.20 to CommWorld Disclosure Letter, CommWorld is not now a party to any governmental contract subject to price redetermination or renegotiation.

         4.21 ABSENCE OF CHANGES. Since January 31, 2000, except as set forth on
Schedule 4.21 to CommWorld Disclosure Letter, there has not been:

               (i) Any material adverse change in the financial condition, assets, liabilities (contingent or otherwise), income or business of CommWorld;

               (ii) Any damage, destruction or loss (whether or not covered by insurance) materially adversely affecting the properties or business of CommWorld;

               (iii) Any change in the authorized capital of CommWorld or its outstanding securities or any change in its ownership interests or any grant of any options, warrants, calls, conversion rights or commitments;

               (iv) Any declaration or payment of any dividend or distribution in respect of the capital stock or any direct or indirect redemption, purchase or other acquisition of any of the capital stock of CommWorld;


               (v) Any increase in the compensation, bonus, sales commissions or fee arrangement payable or to become payable by CommWorld to any of their respective officers, directors, stockholders, employees, consultants or agents, except for ordinary and customary bonuses and salary increases for employees in accordance with past practice;

               (vi) Any work interruptions, labor grievances or claims filed, or any event or condition of any character, materially adversely affecting the business of CommWorld;

               (vii) Any sale or transfer, or any agreement to sell or transfer, any material assets, property or rights of CommWorld to any person, including, without limitation, any of the stockholders and their affiliates;

               (viii) Any cancellation, or agreement to cancel, any indebtedness or other obligation owing to CommWorld, including without limitation any indebtedness or obligation of any stockholder or any affiliate thereof;

               (ix) Any plan, agreement or arrangement granting any preferential rights to purchase or acquire any interest in any of the assets, property or rights of CommWorld or requiring consent of any party to the transfer and assignment of any such assets, property or rights;

               (x) Any purchase or acquisition of, or agreement, plan or arrangement to purchase or acquire, any property, rights or assets outside of the ordinary course of business of CommWorld;

               (xi) Any waiver of any material rights or claims of CommWorld;

               (xii) Any amendment or termination of any Material Documents or other right to which CommWorld is a party;

               (xiii) Any transaction by CommWorld outside the ordinary course of its business;

               (xiv) Any cancellation or termination of a Material Contract with a customer or client prior to the scheduled termination date; or

               (xv) Any other distribution of property or assets by CommWorld other than in the ordinary course of business.

         4.22 DEPOSIT ACCOUNTS; POWERS OF ATTORNEY. Schedule 4.22 to CommWorld Disclosure Letter includes an accurate list as of the date of the Agreement of:
(i) the name of each financial institution in which CommWorld has accounts or safe deposit boxes; (ii) the names in which the accounts or boxes are held;
(iii) the type of account and account number; and (iv) the name of each person authorized to draw thereon or have access thereto. Schedule 4.22 to CommWorld Disclosure Letter also sets forth the name of each person, corporation, firm or other entity holding a general or special power of attorney from CommWorld and a description of the terms of such power.

         4.23 RELATIONS WITH GOVERNMENTS. Except for political contributions made in a lawful manner which, in the aggregate, do not exceed $10,000 per year since 1996, CommWorld has not made, offered or agreed to offer anything of value to any governmental official, political party or candidate for government office nor has it otherwise taken any action which would cause CommWorld to be in violation of the Foreign Corrupt Practices Act of 1977, as amended or any law of similar effect.

         4.24 DISCLOSURE. This Agreement, including the Exhibits and CommWorld Disclosure Letter and the Schedules thereto, together with the other information furnished to BPI and the Shareholders by CommWorld and DTI in connection herewith, do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements herein and therein, in light of the circumstances under which they were made, not misleading.

         4.25 PROHIBITED ACTIVITIES. Except as set forth on Schedule 4.25 to CommWorld Disclosure Letter, CommWorld has not, between January 31, 2000 and the date hereof, taken any of the actions (Prohibited Activities) set forth in
Section 6.3.

         4.26 NO CONFLICTS. The execution, delivery and performance of this Agreement by CommWorld and the consummation by CommWorld of the transactions contemplated hereby will not conflict with or result in a breach or violation of any term or provision of, or (with or without notice or passage of time, or both) constitute a default under, any indenture, mortgage, deed of trust, trust (constructive and other), loan agreement or other agreement or instrument to which CommWorld is a party or violate the provisions of any statute, or any order, rule or regulation of any governmental body or agency or instrumentality thereof, or any order, writ, injunction or decree of any court or any arbitrator, having jurisdiction over CommWorld or the property of CommWorld.

         4.27 CERTAIN BUSINESS RELATIONSHIPS WITH COMMWORLD. Except as listed in
Schedule 4.27, no current officer or director of CommWorld has been involved in any business arrangement or relationship with CommWorld since May 1, 1997, and none of the officers or directors, nor any relative of any officer or director or affiliate of an officer or director of CommWorld, owns any asset, tangible or intangible, which is used in CommWorld's operations.

         4.28 AUTHORIZATION. The representatives of CommWorld and DTI executing this Agreement have the authority to enter into and bind CommWorld and DTI to the terms of this Agreement and CommWorld and DTI have the full legal right, power and authority to enter into this Agreement and the Merger, subject to the approval of the shareholders of CommWorld as provided in Sections 8.4 and 9.4.

     5. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS CONCERNING THE TRANSACTION.

         Each of the Shareholders represents and warrants to CommWorld and DTI, as to himself, that all of the following representations and warranties in this
Section 5 are true at the date of this Agreement and shall be true at the time of Closing. As used in this Section 5, the Shareholders means all holders of the BPI Stock.

         5.1 AUTHORIZATION. All action on the part of the Shareholder necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Shareholder hereunder has been taken, and this Agreement constitutes a valid and legally binding obligation of the Shareholder, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and
(ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

         5.2 TITLE TO THE SHARES. The Shareholder owns, and is transferring to CommWorld at the Closing, good, valid and marketable title to the number of Shares set forth opposite the name of the Shareholder in Section 1.1 free and clear of all liens, claims, options and encumbrances whatsoever. There are no outstanding options, warrants or rights to purchase or acquire any of the Shares of the Shareholder or any of the capital stock of BPI.

         5.3 NO CONFLICTS. The execution, delivery and performance of this Agreement by the Shareholder and the consummation by the Shareholder of the transactions contemplated hereby will not conflict with or result in a breach or violation of any term or provision of, or (with or without notice or passage of time, or both) constitute a default under, any indenture, mortgage, deed of trust, trust (constructive and other), loan agreement or other agreement or instrument to which the Shareholder is a party or violate the provisions of any statute, or any order, rule or regulation of any governmental body or agency or instrumentality thereof, or any order, writ, injunction or decree of any court or any arbitrator, having jurisdiction over the Shareholder or the property of the Shareholder.

         5.4 PURCHASE ENTIRELY FOR HIS OWN ACCOUNT. The CommWorld securities will be acquired for investment for the Shareholder's own account, not as a nominee or agent, and not with the view to the resale or distribution of any part thereof, and the Shareholder has no present intention of selling, granting any participation in, or otherwise distributing CommWorld securities. The Shareholder has no contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person with respect to any of the securities of CommWorld. Notwithstanding the foregoing, it is understood that the Shareholders may transfer a part of the CommWorld securities to be received by them in the Merger to CeBourn, Ltd., provided that CeBourn, Ltd. executes and delivers a representation of investment intent letter to CommWorld which includes the representations and warranties in this Section 5.

         5.5 DISCLOSURE OF INFORMATION. Shareholder has received and had the opportunity to review the reports filed by CommWorld with the Securities and Exchange Commission and has had the opportunity to ask questions of, and receive answers from, representatives of CommWorld to obtain additional information regarding CommWorld.

         5.6 RESTRICTIONS ON TRANSFER.

               (i) The securities of CommWorld that the Shareholder will acquire have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and, accordingly, such securities will not be fully transferable except as permitted under various exemptions contained in the Securities Act or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act. The Shareholder must bear the economic risk of his investment in such securities for an indefinite period of time as such securities have not been registered under the Securities Act and therefore cannot be sold unless they are subsequently registered or an exemption from registration is available. The Shareholder is an Accredited Investor as defined under Rule 501(a) of the Securities Act and is acquiring the securities for investment purposes only, for his own account, and not as nominee or agent for any other person, and not with the view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.

               (ii) The certificates evidencing the securities of CommWorld he will acquire pursuant to this Agreement, and each instrument or certificate issued in transfer thereof, will bear substantially the following legend:

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO THE DISTRIBUTION THEREOF, AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. IF THE SECURITIES ARE TO BE SOLD OR TRANSFERRED PURSUANT TO AN EXEMPTION THE CORPORATION MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND WILL NOT VIOLATE SUCH ACT OR ANY OTHER APPLICABLE SECURITIES LAWS.

               (iii) Shareholder understands a notation on the records of CommWorld and its transfer agent will be made in order to implement the restrictions on transfer set forth in this Section 5.6.

         6. COVENANTS OF BPI AND THE SHAREHOLDERS PRIOR TO CLOSING.

               6.1 ACCESS AND COOPERATION; DUE DILIGENCE. Between the date of this Agreement and the Closing Date, BPI and the Shareholders will afford to the officers and authorized representatives of CommWorld and DTI access to all of the sites, properties, books and records of BPI and will furnish CommWorld and DTI such additional financial and operating data and other information as to the business and properties of BPI as CommWorld and DTI may from time to time reasonably request. The Shareholders and BPI will cooperate with CommWorld and DTI, their representatives, auditors and counsel in the preparation of any documents or other material which may be required in connection with any documents or materials required by this Agreement or necessary to complete the transactions contemplated hereunder

         6.2 CONDUCT OF BUSINESS PENDING CLOSING. Between the date of this Agreement and the Closing, BPI will, except as set forth on Schedule 6.2 to the BPI Disclosure Letter:

               (i) Carry on its business in substantially the same manner as it has heretofore and not introduce any material new method of management, operation or accounting;

               (ii) Maintain its properties and facilities in as good working order and condition as at present, ordinary wear and tear excepted;

               (iii) Perform in all material respects all of its obligations under agreements relating to or affecting its respective assets, properties or rights;

               (iv) Use all reasonable efforts to keep in full force and effect present insurance policies or other comparable insurance coverage;

               (v) Use its reasonable efforts to maintain and preserve its business organization intact, retain its present key employees and maintain its relationships with suppliers, customers and others having business relations with it;

               (vi) Maintain compliance with all material permits, laws, rules and regulations, consent orders, and all other orders of applicable courts, regulatory agencies and similar governmental authorities;

               (vii) Maintain present debt and lease instruments and not enter into new or amended debt or lease instruments, without the knowledge and consent of CommWorld (which consent shall not be unreasonably withheld), provided that debt and/or lease instruments may be replaced without the consent of CommWorld if such replacement instruments are on terms at least as favorable to BPI as the instruments being replaced; and

               (viii) Maintain or reduce present salaries and commission levels for all officers, directors, employees and agents except for ordinary and customary bonus and salary increases for employees in accordance with past practices, except that a bonus may be paid by BPI to Michael G. St. John and/or Anton C. St. John on or about April 30, 2000 for his services to BPI during the fiscal year ending April 30, 2000; however, the bonus may not be in an amount which causes (1) cash or cash equivalent assets (as those terms are recognized in accordance with GAAP) to be less than $1,000,000, or (2) BPI's stockholders' equity (as that term is recognized in accordance with GAAP) to be less than $1,000.

         6.3 PROHIBITED ACTIVITIES. Between the date hereof and the Closing Date, BPI will not, without the prior written consent of CommWorld, engage in any of the following (the "Prohibited Activities"):

               (i) Make any change in its Charter Documents;

               (ii) Issue any securities, options, warrants, calls, conversion rights or commitments relating to its securities of any kind other than in connection with the exercise of options or warrants listed in Schedule 3.3 to the BPI Disclosure Letter;

               (iii) Declare or pay any dividend, or make any distribution in respect of its stock whether now or hereafter outstanding, or purchase, redeem or otherwise acquire or retire for value any shares of its stock;

               (iv) Except as listed in Schedule 6.3, enter into any contract or commitment or incur or agree to incur any liability or make any capital expenditures, except if it is in the normal course of business (consistent with past practice) and involves an amount not in excess of $50,000;

               (v) Create, assume or permit to exist any mortgage, pledge or other lien or encumbrance upon any assets or properties whether now owned or hereafter acquired, except (1) with respect to purchase money liens incurred in connection with the acquisition of equipment with an aggregate cost not in excess of $50,000 necessary or desirable for the conduct of the businesses of BPI, (2) (A) liens for taxes either not yet due or being contested in good faith and by appropriate proceedings (and for which contested taxes adequate reserves have been established and are being maintained) or (B) materialmen's, mechanics' or other like liens arising in the ordinary course of business (the liens set forth in clause (2) being referred to herein as "Statutory Liens"), or (3) liens set forth on Schedule 3.7 and/or 3.11 to the BPI Disclosure Letter;

               (vi) Sell, assign, lease or otherwise transfer or dispose of any property or equipment except in the normal course of business;

               (vii) Negotiate for the acquisition of any business or the start-up of any new business;

               (viii) Merge or consolidate or agree to merge or consolidate with or into any other corporation;

               (ix) Waive any material rights or claims of BPI, provided that BPI may negotiate and adjust bills in the course of good faith disputes with customers in a manner consistent with past practice;

               (x) Commit a breach or amend or terminate any Material Documents or right of BPI; or

               (xi) Enter into any other transaction outside the ordinary course of its business or prohibited hereunder.

         6.4 NO SHOP. Neither BPI, nor any agent, officer, director, trustee or any representative of any of the foregoing will, during the period commencing on the date of this Agreement and ending with the earlier to occur of the Closing Date or the termination of this Agreement in accordance with its terms, directly or indirectly: (i) solicit or initiate the submission of proposals or offers from any person for; (ii) participate in any discussions pertaining to; or (iii) furnish any information to any person other than CommWorld or their authorized agents relating to, any acquisition or purchase of all or a material amount of the assets of, or any equity interest in, BPI or a merger, consolidation or business combination of BPI.

         6.5 NOTIFICATION OF CERTAIN MATTERS. BPI and the Shareholders shall give prompt notice to CommWorld and DTI of (i) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would be likely to cause any representation or warranty of BPI contained herein or in the BPI Disclosure Letter to be untrue or inaccurate in any material respect at or prior to the Closing and (ii) any material failure of BPI to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such person hereunder. The delivery of any notice pursuant to this Section 6.5 shall not be deemed to (i) modify the representations or warranties of the party delivering such notice, (ii) modify the conditions set forth in Sections 7 and 8, or (iii) limit or otherwise affect the remedies available hereunder to the party receiving such notice.

         6.6 FINAL FINANCIAL STATEMENTS. The Shareholders shall provide to CommWorld to the Closing Date, the unaudited balance sheets of BPI as of the end of all months following the Balance Sheet Date, and the unaudited statement of income and comprehensive income and cash flows for all months ended after the Balance Sheet Date, disclosing no material adverse change in the financial condition or the results of its operations from the financial statements as of the Balance Sheet Date. Such financial statements shall have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as noted therein). Except as noted in such financial statements, all of such financial statements will present fairly the results of operations for the periods indicated therein.

     7.  COVENANTS OF COMMWORLD AND DTI PRIOR TO CLOSING.

         7.1 ACCESS AND COOPERATION; DUE DILIGENCE. Between the date of this Agreement and the Closing Date, each of CommWorld and DTI will afford to the authorized representatives of BPI and the Shareholders access to all of the sites, properties, books and records of CommWorld and DTI and will furnish BPI and the Shareholders such additional financial and operating data and other information as to the business and properties of CommWorld and DTI as BPI and the Shareholders may from time to time reasonably request. Each of CommWorld and DTI will cooperate with BPI and the Shareholders, their representatives, auditors and counsel in the preparation of any documents or other material which may be required in connection with any documents or materials required by this Agreement or necessary to complete the transactions contemplated hereunder

         7.2 CONDUCT OF BUSINESS PENDING CLOSING. Between the date of this Agreement and the Closing, each of CommWorld and DTI will, except as set forth on Schedule 7.2 to the CommWorld Disclosure Letter:

               (i) Carry on its business in substantially the same manner as it has heretofore and not introduce any material new method of management, operation or accounting;

               (ii) Maintain its respective properties and facilities in as good working order and condition as at present, ordinary wear and tear excepted;

               (iii) Perform in all material respects all of its obligations under agreements relating to or affecting its respective assets, properties or rights;

               (iv) Use all reasonable efforts to keep in full force and effect present insurance policies or other comparable insurance coverage;

               (v) Use its reasonable efforts to maintain and preserve its business organization intact, retain its present key employees and maintain its relationships with suppliers, customers and others having business relations with it;

               (vi) Maintain compliance with all material permits, laws, rules and regulations, consent orders, and all other orders of applicable courts, regulatory agencies and similar governmental authorities;

               (vii) Maintain present debt and lease instruments and not enter into new or amended debt or lease instruments, without the knowledge and consent of the Shareholders (which consent shall not be unreasonably withheld), provided that debt and/or lease instruments may be replaced without the consent of the Shareholders if such replacement instruments are on terms at least as favorable to CommWorld as the instruments being replaced; and

               (viii) Maintain or reduce present salaries and commission levels for all officers, directors, employees and agents except for ordinary and customary bonus and salary increases for employees in accordance with past practices.

         7.3 PROHIBITED ACTIVITIES. Between the date hereof and the Closing Date, each of CommWorld and DTI will not, without the prior written consent of Michael G. St. John, engage in any of the following (the "Prohibited Activities"):

               (i) Make any change in its Charter Documents;

               (ii) Issue any securities, options, warrants, calls, conversion rights or commitments relating to its securities of any kind other than in connection with the exercise of options or warrants listed in Schedule 4.3 to the CommWorld Disclosure Letter;

               (iii) Declare or pay any dividend, or make any distribution in respect of its stock whether now or hereafter outstanding, or purchase, redeem or otherwise acquire or retire for value any shares of its stock;

               (iv) Except as listed in Schedule 7.3, enter into any contract or commitment or incur or agree to incur any liability or make any capital expenditures, except if it is in the normal course of business (consistent with past practice) and involves an amount not in excess of $50,000;

               (v) Create, assume or permit to exist any mortgage, pledge or other lien or encumbrance upon any assets or properties whether now owned or hereafter acquired, except (1) with respect to purchase money liens incurred in connection with the acquisition of equipment with an aggregate cost not in excess of $50,000 necessary or desirable for the conduct of the businesses of CommWorld, (2) (A) liens for taxes either not yet due or being contested in good faith and by appropriate proceedings (and for which contested taxes adequate reserves have been established and are being maintained) or (B) materialmen's, mechanics' or other like liens arising in the ordinary course of business (the liens set forth in clause (2) being referred to herein as "Statutory Liens"), or
(3) liens set forth on Schedule 4.7 and/or 4.11 to the CommWorld Disclosure Letter;

               (vi) Sell, assign, lease or otherwise transfer or dispose of any property or equipment except in the normal course of business;

               (vii) Negotiate for the acquisition of any business or the start-up of any new business;

               (viii) Merge or consolidate or agree to merge or consolidate with or into any other corporation;

               (ix) Waive any material rights or claims of CommWorld, provided that CommWorld may negotiate and adjust bills in the course of good faith disputes with customers in a manner consistent with past practice;

               (x) Commit a breach or amend or terminate any Material Documents or right of CommWorld; or

               (xi) Enter into any other transaction outside the ordinary course of its business or prohibited hereunder.

         7.4 NO SHOP. Neither CommWorld, nor any agent, officer, director, trustee or any representative of any of the foregoing will, during the period commencing on the date of this Agreement and ending with the earlier to occur of the Closing Date or the termination of this Agreement in accordance with its terms, directly or indirectly: (i) solicit or initiate the submission of proposals or offers from any person for; (ii) participate in any discussions pertaining to; or (iii) furnish any information to any person other than the Shareholders or their authorized agents relating to, any acquisition or purchase of all or a material amount of the assets of, or a majority equity interest in, CommWorld or a merger, consolidation or business combination of CommWorld.

         7.5 NOTIFICATION OF CERTAIN MATTERS. CommWorld and DTI shall give prompt notice to BPI and the Shareholders of (i) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would be likely to cause any representation or warranty of CommWorld contained herein or in the CommWorld Disclosure Letter to be untrue or inaccurate in any material respect at or prior to the Closing and (ii) any material failure of CommWorld to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such person hereunder. The delivery of any notice pursuant to this Section 7.5 shall not be deemed to (i) modify the representations or warranties of the party delivering such notice, (ii) modify the conditions set forth in Sections 8 and 9, or (iii) limit or otherwise affect the remedies available hereunder to the party receiving such notice.

         7.6 FINAL FINANCIAL STATEMENTS. CommWorld shall provide to BPI and the Shareholders to the Closing Date, the unaudited consolidated balance sheets of CommWorld as of the end of all months following the Balance Sheet Date, and the unaudited consolidated statements of income and cash flows for all months ended after the Balance Sheet Date, disclosing no material adverse change in the financial condition or the results of its operations from the financial statements as of the Balance Sheet Date. Such financial statements shall have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as noted therein). Except as noted in such financial statements, all of such financial statements will present fairly the results of operations for the periods indicated therein.

     8.   CONDITIONS PRECEDENT TO OBLIGATIONS OF COMMWORLD AND DTI.

         The obligations of CommWorld and DTI with respect to actions to be taken on the Closing Date are subject to the satisfaction or waiver on or prior to the Closing Date of all of the following conditions.

         8.1 REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF OBLIGATIONS. All representations and warranties of BPI and the Shareholders contained in this Agreement shall be true and correct in all material respects as of the Closing Date as though such representations and warranties had been made as of that time; all the terms, covenants and conditions of this Agreement to be complied with and performed by BPI and the Shareholders on or before the Closing Date shall have been duly complied with and performed in all material respects; and certificates to the foregoing effect dated the Closing Date, and signed by BPI and the Shareholders shall have been delivered to CommWorld.

         8.2 SATISFACTION. All actions, proceedings, instruments and documents required to carry out this Agreement or incidental hereto and all other related legal matters shall be reasonably satisfactory to CommWorld and its counsel.

         8.3 NO LITIGATION. No action or proceeding before a court or any other governmental agency or body shall have been instituted or threatened to restrain or prohibit the transactions contemplated hereunder and no governmental agency or body shall have taken any other action or made any request of BPI or the Shareholders as a result of which CommWorld deems it inadvisable to proceed with the transactions hereunder.

         8.4 CONSENTS AND APPROVALS. This Agreement shall have been duly adopted by the shareholders of CommWorld. All necessary consents and approvals as listed in Schedule 3.19 shall have been obtained. All necessary consent of and filings with any governmental authority or agency relating to the consummation of the transaction contemplated herein shall have been obtained and made and no action or proceeding shall have been instituted or threatened to restrain or prohibit the transactions hereunder and no governmental agency or body shall have taken any other action or made any request of BPI or the Shareholders as a result of which CommWorld deems it inadvisable to proceed with the transactions hereunder.

         8.5 GOOD STANDING CERTIFICATES. The Shareholders shall have delivered to CommWorld a certificate, dated as of a date no later than ten days prior to the Closing Date, duly issued by the Secretary of State of BPI's state of incorporation that BPI is in good standing and that all state franchise and/or income tax returns and taxes for each for all periods prior to the Closing have been filed and paid.

         8.6 NO MATERIAL ADVERSE CHANGE. No event or circumstance shall have occurred with respect to BPI which would constitute a Material Adverse Effect.

         8.7 OFFICER'S CERTIFICATE. CommWorld shall have received a certificate or certificates, dated the Closing Date and signed by the President of BPI, certifying the truth and correctness of attached copies of its Articles of Incorporation (including amendments thereto) and Bylaws (including amendments thereto).

         8.8 INCUMBENCY CERTIFICATE AND OTHER DOCUMENTS. CommWorld shall have received an incumbency certificate or certificates, dated the Closing Date and signed by the Secretary of BPI certifying the names, titles and signatures of the officers authorized to execute the documents referred to in this Section 8 and such additional supporting documentation and other information with respect to the transactions contemplated hereunder as CommWorld or their counsel may reasonably request.

         8.9 OPINION OF COUNSEL. CommWorld shall have received an opinion from counsel for BPI and the Shareholders, dated the Closing Date, in form and substance reasonably satisfactory to counsel for CommWorld.

         8.10 EMPLOYMENT AGREEMENTS . At the Closing, each of Michael G. St. John, Lionel Brown and James Ciccarelli will enter into a Non-Competition and Employment Agreement satisfactory to CommWorld.

         8.11 RELEASE OF OBLIGATIONS AND STOCK OPTIONS. CommWorld shall have obtained a release of each of the officers and directors of BPI related to all matters involving BPI, as well as a cancellation of any stock options held by them to purchase shares of BPI common stock.

         8.12 FAIRNESS OPINION. CommWorld shall have received the fairness opinion of Stifel, Nicolaus & Company, Incorporated as to the fairness of the transactions contemplated hereby from a financial point of view.

     9.  CONDITIONS PRECEDENT TO OBLIGATIONS OF BPI AND THE SHAREHOLDERS.

         The obligations of BPI and the Shareholders with respect to actions to be taken on the Closing Date are subject to the satisfaction or waiver on or prior to the Closing Date of all of the following conditions.

         9.1 REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF OBLIGATIONS. All the representations and warranties of CommWorld and DTI contained in this Agreement shall be true and correct in all material respects as of the Closing Date with the same effect as though such representations and warranties had been made on and as of that time; all the terms, covenants and conditions of this Agreement to be complied with and performed by CommWorld and DTI on or before the Closing Date shall have been duly complied with and performed in all material respects; and certificates to the foregoing effect dated the Closing Date, and signed by CommWorld and DTI shall have been delivered to BPI.

         9.2 SATISFACTION. All actions, proceedings, instruments and documents required to carry out this Agreement or incidental hereto and all other related legal matters shall be reasonably satisfactory to the Shareholders and their counsel.

         9.3 NO LITIGATION. No action or proceeding before a court or any other governmental agency or body shall have been instituted or threatened to restrain or prohibit the transactions hereunder and no governmental agency or body shall have taken any other action or made any request of CommWorld as a result of which BPI and the Shareholders deem it inadvisable to proceed with the transactions hereunder.

         9.4 CONSENTS AND APPROVALS. This Agreement shall have been duly adopted by the stockholders of CommWorld. All necessary consents and approvals as listed in Schedule 4.19 shall have been obtained. All necessary consent of and filings with any governmental authority or agency relating to the consummation of the transaction contemplated herein shall have been obtained and made and no action or proceeding shall have been instituted or threatened to restrain or prohibit the transactions hereunder and no governmental agency or body shall have taken any other action or made any request of CommWorld as a result of which the Shareholders deem it inadvisable to proceed with the transactions hereunder.

         9.5 GOOD STANDING CERTIFICATES. CommWorld and DTI shall have delivered to BPI and the Shareholders certificates, dated as of the date no later than 10 days prior to the Closing Date, duly issued by the Secretary of State of Colorado that each of CommWorld and DTI is in good standing.

         9.6 NO MATERIAL ADVERSE CHANGE. No event or circumstance shall have occurred with respect to CommWorld or DTI which would constitute a Material Adverse Effect.

         9.7 OFFICER'S CERTIFICATE. BPI and the Shareholders shall have received a certificate or certificates, dated the Closing Date and signed by the President of CommWorld, certifying the truth and correctness of attached copies of CommWorld's Articles of Incorporation (including amendments thereto), and Bylaws (including amendments thereto). BPI and the Shareholders shall have received a certificate or certificates, dated the Closing Date and signed by the President of DTI, certifying the truth and correctness of attached copies of DTI's Articles of Incorporation (including amendments thereto), and Bylaws (including amendments thereto).

         9.8 INCUMBENCY CERTIFICATE AND OTHER DOCUMENTS. BPI and the Shareholders shall have received an incumbency certificate or certificates, dated the Closing Date, and signed by the Secretary of CommWorld, certifying the names, titles and signatures of the officers authorized to execute the documents referred to in this Section 9 and such additional supporting documentation and other information with respect to the transactions contemplated hereunder as BPI and the Shareholders or their counsel may reasonably request. 9.9 OPINION OF COUNSEL. BPI shall have received an opinion from counsel for CommWorld and DTI, dated the Closing Date, in form and substance reasonably satisfactory to counsel for BPI.

         9.10 EMPLOYMENT AGREEMENTS. At the Closing, each of Michael G. St. John, Lionel Brown and James Ciccarelli will enter into a Non-Competition and Employment Agreement satisfactory to the Shareholders.

         9.11 RELEASE OF OBLIGATIONS. BPI and the Shareholders shall have obtained a release of each of the officers and directors related to all matters involving CommWorld except for obligations pursuant to stock option agreements.

         9.12 RELEASE OF OBLIGATIONS AND STOCK OPTIONS. CommWorld shall have obtained a release of each of the officers and directors of BPI related to all matters involving BPI, as well as a cancellation of any stock options held by them to purchase shares of BPI common stock.

     10. ADDITIONAL AGREEMENTS.

         10.1 REASONABLE BEST EFFORTS. Subject to the terms and conditions of this Agreement, each party will use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement as soon as practicable after the date hereof. CommWorld, shall promptly prepare and file with the Securities and Exchange Commission a proxy statement (the "Proxy Statement") and CommWorld will take, in accordance with applicable law and its Articles of Incorporation and Bylaws, all action necessary to convene a meeting of its shareholders to consider and vote upon the adoption of this Agreement. BPI and the Shareholders shall cooperate with CommWorld in the preparation of the Proxy Statement, including providing such information about BPI and the Shareholders and their plans with respect to CommWorld after the Merger as may be reasonably requested by CommWorld.

         10.2 COMPLETION OF THE DISCLOSURE LETTERS. BPI and the Shareholders shall use their reasonable best efforts to complete and deliver to CommWorld and DTI the BPI Disclosure Letter by March 17, 2000. CommWorld and DTI shall use their reasonable best efforts to complete and deliver to BPI and the Shareholders the CommWorld Disclosure letter by March 17, 2000.

         10.3 PUBLIC ANNOUNCEMENTS. The initial press release of CommWorld with respect to this Agreement shall be reviewed by BPI and the Shareholders. Thereafter, CommWorld shall consult with BPI and the Shareholders prior to issuing any press releases or otherwise making public announcements with respect to this Agreement and the transactions contemplated by this Agreement, except as may be required by law.

         10.4 FURTHER ASSURANCES. Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, common, proper or advisable under applicable legal requirements, to consummate and make effective the transactions contemplated by this Agreement. If at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, CommWorld, DTI, BPI and the Shareholders, as the case may be, shall take or cause to be taken all such necessary or convenient action and execute, and deliver and file, or cause to be executed, delivered and filed, all necessary or convenient documentation.

         10.5 TAXES. The Shareholders shall be solely responsible for the payment of any and all taxes arising as a result of the purchase and sale of the securities pursuant to this Agreement. In addition, the Shareholders shall be solely responsible for the payment of any taxes of BPI with respect to taxable periods that end on or prior to the Closing Date and the Shareholders covenant to timely pay any taxes when due. In the case of taxable periods beginning prior to and ending after the Closing date, the Shareholders covenant to reimburse CommWorld for their pro-rata share of such taxes which shall be calculated (i) in the case of any taxes other than taxes based upon or related to income, the amount of such tax for the entire taxable period multiplied by a fraction the numerator of which is the number of days in the taxable period ending on the Closing Date and the denominator of which is the number of days in the entire taxable period, and (ii) in the case of any tax based upon or related to income, the amount of such tax that would have been payable if the relevant taxable period ended on the Closing Date.

     11. TERMINATION OF AGREEMENT.

         11.1 TERMINATION. This Agreement may be terminated at any time prior to the Closing Date solely:

               (i) By mutual consent of all of the parties hereto;

               (ii) By the Shareholders and BPI, on the one hand, or by CommWorld and DTI on the other hand, if the transactions contemplated by this Agreement to take place at the Closing shall not have been consummated by June 30, 2000, unless the failure of such transactions to be consummated is due to the failure of the party seeking to terminate this Agreement to perform any of its obligations under this Agreement to the extent required to be performed by it prior to or on the Closing Date; or

               (iii) By the Shareholders and BPI, on the one hand, or by CommWorld and DTI, on the other hand, if a material breach of the representations or a material breach or default shall be made by the other party in the observance or in the due and timely performance of any of the covenants or agreements contained herein, and the curing of such default shall not have been made on or before the Closing Date or by the Shareholders, if the conditions set forth in Section 8 hereof have not been satisfied or waived as of the Closing Date, or by CommWorld, if the conditions set forth in Section 7 hereof have not been satisfied or waived as of the Closing Date.

               (iv) By the Shareholders and BPI if the CommWorld Disclosure Letter shall not have been completed and delivered to BPI and the Shareholders on or before March 17, 2000, or if the CommWorld Disclosure Letter contains information which causes BPI and the Shareholders to determine it would be inadvisable to proceed with the transactions hereunder.

               (v) By CommWorld and DTI if the BPI Disclosure Letter shall not have been completed and delivered to CommWorld and DTI on or before March 17, 2000, or if the BPI Disclosure Letter contains information which causes CommWorld and DTI to determine it would be inadvisable to proceed with the transactions hereunder.

         11.2 LIABILITIES IN EVENT OF TERMINATION. Termination of this Agreement will in no way limit any obligation or liability of any party based on or arising from a breach or default by such party with respect to any of its representations, warranties, covenants or agreements contained in this Agreement or in the Schedules delivered by such party, including, but not limited to, legal and audit costs and out of pocket expenses.

     12. INDEMNIFICATION.

         12.1 INDEMNIFICATION BY THE SHAREHOLDERS. Each of the Shareholders, jointly and severally, agree to indemnify and hold harmless CommWorld and its officers, directors, agents and representatives against any and all losses, claims, damages, liabilities, costs and expenses (including but not limited to, attorneys' fees and other expenses of investigation and defense of any claims or actions), directly or indirectly resulting from, relating to or arising out of:
(i) any breach of any covenant, agreement, warranty or representation of the Shareholders contained in this Agreement, (ii) any misstatement of a material fact contained in this Agreement or in any of the documents executed in connection with the transactions contemplated by this Agreement, including the Proxy Statement, but only if the misstatement relates to information concerning the Shareholders or BPI's operations, or (iii) the omission to state any fact necessary to make the statements contained in this Agreement or in any of the documents executed in connection with the transactions contemplated by this Agreement not misleading, but only if the omission relates to information concerning the Shareholders or BPI's operations.

         12.2 INDEMNIFICATION BY COMMWORLD. CommWorld agrees to indemnify and hold harmless the Shareholders against any and all losses, claims, damages, liabilities, costs and expenses (including but not limited to, attorneys' fees and other expenses of investigation and defense of any claims or actions) directly or indirectly resulting from, relating to or arising out of: (i) any breach of any covenant, agreement, warranty or representation of CommWorld contained in this Agreement, (ii) any misstatement of a material fact contained in this Agreement or in any of the documents executed in connection with the transactions contemplated by this Agreement, including the Proxy Statement, but only if the misstatement relates to information concerning CommWorld or its operations, or (iii) the omission to state any fact necessary to make the statements contained in this Agreement or in any of the documents executed in connection with the transactions contemplated by this Agreement not misleading, but only if the omission relates to information concerning CommWorld or its operations.

         12.3 INDEMNIFICATION NOTICE. Should any party (the "Indemnified Party") suffer any loss, damage or expense for which another party (the "Indemnifying Party") is obligated to indemnify and hold such Indemnified Party harmless pursuant to this Section 12 of this Agreement, the following shall apply: If an Indemnified Party intends to exercise its right to indemnification provided in this Section 12, such Indemnified Party shall notify each Indemnifying Party in writing of such Indemnified Party's intention to do so and the facts or circumstances giving rise to the claim (the "Indemnification Claim"). An Indemnification Claim, at the option of the Indemnified Party, may be asserted as soon as any situation, event or occurrence has been noticed by the Indemnified Party regardless of whether actual harm has been suffered or out-of-pocket expenses incurred. During the period of 15 days after notice by the Indemnified Party, each Indemnifying Party shall be entitled to cure the defect or situation giving rise to the Indemnification Claim to the satisfaction of the Indemnified Party. If the Indemnifying Parties are unwilling or unable to cure the defect giving rise to the Indemnification Claim during the 15-day period, the Indemnified Party shall thereafter be entitled to indemnification as provided in this Section 12.

         12.4 MATTERS INVOLVING THIRD PARTIES. If any third party shall notify any Indemnified Party with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any Indemnifying Party under this Section 12, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing. Provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced. Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (i) the Indemnifying Party notifies the Indemnified Party in writing within 15 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from any adverse consequences the Indemnified Party may suffer resulting from or caused by the Third Party Claim, (ii) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, and (iii) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently. The Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party, which consent shall not be withheld unreasonably.

     13. GENERAL PROVISIONS.

         13.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The representations and warranties of the parties hereto contained in this Agreement or in any writing delivered pursuant hereto or at the Closing shall survive the execution and delivery of this Agreement and the Closing and the consummation of the transactions contemplated hereby (and any examination or investigation by or on behalf of any party hereto) until the date three years after the Closing Date except for claims in respect thereof pending at such time, which shall survive until finally resolved or settled). No action may be commenced with respect to any representation, warranty, covenant or agreement in this Agreement, or in any writing delivered pursuant hereto, unless written notice, setting forth in reasonable detail the claimed breach thereof, shall be delivered pursuant to
Section 13.7 to the party or parties against whom liability for the claimed breach is charged on or before the termination of the survival period specified in Section 13.1 for such representation, warranty, covenant or agreement.

         13.2 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other parties, and any attempt to make any such assignment without such consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

         13.3 ENTIRE AGREEMENT. This Agreement and any attachments hereto, the BPI Disclosure letter and the Schedules thereto (including the schedules, exhibits and annexes attached hereto and thereto), the CommWorld Disclosure Letter and the Schedules thereto (including the schedules, exhibits and annexes attached hereto and thereto) and the documents delivered pursuant hereto constitute the entire agreement and understanding among the parties and supersede any prior agreement and understanding relating to the subject matter of this Agreement. This Agreement, upon execution, constitutes a valid and binding agreement of the parties hereto enforceable in accordance with its terms and may be modified or amended only by a written instrument executed by all parties.

         13.4 COUNTERPARTS. This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

         13.5 BROKERS AND AGENTS. Each party represents and warrants that it employed no broker or agent in connection with this transaction, except as provided in Schedule 13.5.

         13.6 EXPENSES. Except as otherwise specifically provided herein, each party to this Agreement shall bear its own direct and indirect expenses incurred in connection with the negotiation and preparation of this Agreement and the consummation and performance of the transactions contemplated hereby, including, without limitation, all legal fees and fees of any brokers, finders or similar agents; provided, however, that the fees and expenses of Stifel, Nicolaus & Company, Incorporated in rendering an opinion as to the fairness of the transactions contemplated hereby, shall be borne equally by CommWorld and the Shareholders.

         13.7 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, or by telecopy or facsimile upon confirmation of receipt,
(ii) on the first business day following the date of dispatch if delivered by a recognized next-day courier service, or (iii) on the 5th business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

               (a)  If to CommWorld or DTI:

                    Communications World International, Inc.
                    7315 South Revere Parkway, #602
                    Englewood, Colorado 80112
                    Facsimile: (303) 721-8299
                    Attention: Jim Ciccarelli, CEO


                    with a copy to:

                    Patton Boggs, L.L.P.
                    1660 Lincoln Street, Suite 1900
                    Denver, Colorado  80264
                    Facsimile No.:  (303) 894-9239
                    Attention:  Robert M. Bearman, Esq.

               (b)  If to BPI or the Shareholders:

                    Michael G. St. John
                    c/o Business Products, Inc.
                    8136 South Grant Way
                    Littleton, Colorado 80122
                    Facsimile: _______________

                    with a copy to:

                    Rothgerber Johnson & Lyons LLP
                    1200 17th Street, Suite 3000
                    Denver, Colorado  80202
                    Facsimile: (303) 623-9222
                    Attention:  Marc J. Musyl, Esq.

         13.8 GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Colorado.

         13.9 ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

         13.10 EXERCISE OF RIGHTS AND REMEDIES. Except as otherwise provided herein, no delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

         13.11 TIME. Time is of the essence with respect to this Agreement.

         13.12 REFORMATION AND SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as to most nearly retain the intent of the parties, and if such modification is not possible, such provision shall be severed from this Agreement, and in either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

         13.13 REMEDIES CUMULATIVE. No right, remedy or election given by any term of this Agreement shall be deemed exclusive, but each shall be cumulative with all other rights, remedies and elections available at law or in equity.

         13.14 CAPTIONS; CONSTRUCTION. The headings of this Agreement are inserted for convenience only, and shall not constitute a part of this Agreement or be used to construe or interpret any provision hereof. This Agreement has been fully reviewed and negotiated by the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against any party under any rule of construction or otherwise.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


COMMUNICATIONS WORLD                           THE SHAREHOLDERS
INTERNATIONAL, INC.

By:
  ---------------------------------            --------------------------------
Name:                                          Anton C. St. John

Title:                                         --------------------------------
                                               Michael G. St. John


DIGITAL TELECOM, INCORPORATED                  BUSINESS PRODUCTS, INC.


By:                                            By:
  ---------------------------------            --------------------------------

Name:                                          Name:

Title:                                         Title:

                                 FIRST AMENDMENT
                                     TO THE
                                    AGREEMENT

         This First Amendment to the Agreement (this "First Amendment"), dated as of April 3, 2000, among Communications World International, Inc., a Colorado corporation ("CommWorld"), Digital Telecom, Incorporated, a Colorado corporation ("DTI"), Business Products, Inc., a Colorado corporation ("BPI"), Anton C. St. John and Michael G. St. John (each individually a "Shareholder" and collectively the "Shareholders").

                                    RECITALS

         A. The parties hereto are also parties to that certain Agreement dated March 10, 2000 (the "Merger Agreement").

         B. The parties hereto desire to amend the Merger Agreement to reflect the completion of the BPI Disclosure Letter and the CommWorld Disclosure Letter, and to correct the typographical errors in Schedule 1.6.

         NOW, THEREFORE, in consideration of the premises and of the respective covenants and provisions herein contained, and intending to be legally bound hereby, the parties agree as follows:

         1. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Merger Agreement.

         2. CommWorld and DTI acknowledge timely receipt of the BPI Disclosure Letter referred to in Sections 3, 10.2 and 11.1(v) of the Merger Agreement.

         3. BPI and the Shareholders acknowledge timely receipt of the CommWorld Disclosure Letter referred to in Sections 4, 10.2 and 11.1(iv) of the Merger Agreement.

         4. The first sentence of Section 10.5 of the Merger Agreement is hereby amended and restated as follows:

                    10.5 TAXES. Each Shareholder shall be solely responsible for the payment of any and all taxes which may be due in his or its capacity as a Shareholder as a result of the transactions contemplated pursuant to this Agreement.

         5. Schedule 1.6 to the Merger Agreement shall be deleted and replaced in its entirety with amended Schedule 1.6 attached hereto.

         6. Except where inconsistent with the express terms of this First Amendment, all provisions of the Merger Agreement as originally entered into shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.



COMMUNICATIONS WORLD                          THE SHAREHOLDERS
INTERNATIONAL, INC.

By:
  ---------------------------------           ----------------------------------
Name:                                         Anton C. St. John

Title:                                        ----------------------------------
                                              Michael G. St. John


DIGITAL TELECOM, INCORPORATED                 BUSINESS PRODUCTS, INC.


By:                                           By:
  ---------------------------------              -------------------------------

Name:                                         Name:

Title:                                        Title:

                              AMENDED SCHEDULE 1.6

         The holders of BPI Stock shall receive securities of CommWorld, as follows:

                                                            Shares of            Warrants to Purchase
                            Number of Shares              CommWorld Stock        CommWorld Stock to
      Name                  of BPI Stock                  to be Received         be Received
      ----                  ----------------              ---------------        ---------------------
Anton C. St. John               670                           5,628,000                  -0-

Michael G. St. John             810                           6,804,000               3,000,000

Elizabeth A. St. John,           20                             168,000                  -0-
Trustee of Anton C.
St. John Irrevocable
Life Insurance Trust
(as to Section 5 only)
                            ----------------              ===============        -----------------------
                              1,500                          12,600,000               3,000,000


         The Warrants will be exercisable for a four year term at an exercise price of $1.50 per share commencing on the Closing Date, subject to the following benchmarks:

          Number of Shares                            Market Trading Price*
          ----------------                            ---------------------
             1,000,000                                      $3.50
             1,000,000                                       4.50
             1,000,000                                       5.50


*Market Trading Price refers to a period of 10 consecutive trading days in which the closing sale price of the CommWorld common stock equals or exceeds the price set forth in the table above.

[STIFEL, NICOLAUS & COMPANY, INCORPORATED LETTERHEAD]

                                                                         ANNEX B


March 10, 2000

Confidential
The Board of Directors
Communications World International, Inc.
7388 S. Revere Parkway #1001
Englewood, CO 80112

To the Members of the Board of Directors:

         You have requested our opinion to the effect that the Proposed Transaction (as described below) is fair, from a financial point of view, to the shareholders of Communications World International, Inc. ("CommWorld"). Pursuant to the Agreement and Plan of Merger, dated March 10, 2000, by and among CommWorld and Business Products Inc. ("BPI"), whereby CommWorld will acquire for stock all of the outstanding shares of BPI Common Stock and BPI will merge with and into a subsidiary of CommWorld (the "Merger"). The Agreement, inclusive of exhibits, is incorporated herein by reference. Unless otherwise defined, all capitalization terms incorporated herein have the meanings ascribed to them in the Agreement.

         Stifel, Nicolaus & Company, Inc. ("Stifel"), as part of its investment banking services, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, strategic transactions, corporate restructurings, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. We will receive a fee in connection with the rendering of this opinion.

         In the ordinary course of business, Stifel may actively trade in the equity and derivative securities of CommWorld for its own account and/or for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities. Stifel may in the future provide additional investment banking or other financial advisory services to CommWorld.

         In connection with our review of the Proposed Transaction, and in arriving at our opinion, we have, among other things:

            i. reviewed the financial statements of CommWorld and BPI for recent years and interim periods to date and certain other relevant financial and operating data of CommWorld and BPI made available to us from the internal records of CommWorld and BPI;

March 10, 2000
Page 2


            ii. reviewed certain internal financial and operating information, including certain projections, relating to CommWorld and BPI prepared by the management of CommWorld and BPI;

            iii. discussed the business, financial condition and prospects of CommWorld and BPI with certain members of senior management of CommWorld and BPI;

            iv. reviewed the publicly available consolidated financial statements of CommWorld for recent years and interim periods to date and certain other relevant financial and operating CommWorld and BPI made available to us from published sources and from the internal records of CommWorld and BPI;

            v. reviewed certain internal and financial operating information, including certain projections, relating to CommWorld and BPI prepared by the management of CommWorld and BPI;

            vi. discussed the business, financial condition and prospects of CommWorld and BPI with certain members of senior management;

            vii. reviewed the recent reported prices and trading activity for the common stock of CommWorld and compared such information and certain financial information for CommWorld and BPI with similar information for certain other companies engaged in businesses with characteristics we considered comparable;

            viii. reviewed the financial terms, to the extent publicly available, of certain comparable merger and acquisition transactions;

            ix.   reviewed the Agreement; and

            x. performed such other analyses and examinations and considered such other information, financial studies, analyses and investigations and financial, economic and market data as we deemed relevant.

         In rendering our opinion, we have assumed and relied upon the accuracy and completeness of all of the information concerning CommWorld and BPI considered in connection with our review of the Proposed Transaction, and we have not assumed any responsibility for independent verification of such information. We have not prepared any independent valuation or appraisal of any of the assets or liabilities of CommWorld or BPI, nor have we conducted a physical inspection of the properties and facilities or either company. With respect to the financial forecasts and projections made available to us and used in our analysis, we have assumed that they reflect the best currently available estimates and judgments of the expected future financial performance of CommWorld and BPI. For purposes of this opinion, we have assumed that neither CommWorld nor BPI is a party to any pending transactions, including external financings, recapitalizations or material merger discussions, other than the Proposed Transaction and those activities undertaken in the ordinary course of conducting their respective businesses. Our opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date of this letter and any change in such conditions would require a reevaluation of this opinion. We express no opinion as to the price at which CommWorld common stock will trade subsequent to the Proposed Transaction. We have assumed the Proposed Transaction will be consummated substantially on the terms discussed in the Agreement, without any waiver of any material terms or conditions by any party thereto.

March 10, 2000
Page 3


         It is understood that this letter is for the information of the Board of Directors in connection with its evaluation of the Proposed Transaction and may not be used for any other purpose without prior written consent; provided, however, that this letter may be reproduced in full in the Proxy Statement to be filed in connection with the Proposed Transaction. This letter does not constitute a recommendation to any shareholder as to how such shareholder should vote on the Proposed Transaction.

         Based upon and subject to the foregoing and after considering such other matters as we deem relevant, we are of the opinion that as of the date hereof the Proposed Transaction is fair, from a financial point of view, to the shareholders of CommWorld.


Sincerely,

STIFEL, NICOLAUS & COMPANY, INC.

                                                                        ANNEX C

                               PROPOSED AMENDMENT
                                       TO
                   COMMUNICATIONS WORLD INTERNATIONAL, INC.'S
                           ARTICLES OF INCORPORATION
                      TO INCREASE AUTHORIZED COMMON STOCK


         The first paragraph of Article Four of the Articles of Incorporation of Communications World International, Inc. is proposed to be amended in its entirety to read as follows:

         Article Four. The aggregate number of shares which the Corporation shall have authority to issue is 78,000,000 shares, of which 75,000,000 shall be no par value common shares, and 3,000,000 shall be preferred shares, each having a par value of $1.00. All shares shall be fully paid and non-assessable for any purpose.

                                                                         ANNEX D

                    COMMUNICATIONS WORLD INTERNATIONAL, INC.

                            1998 STOCK INCENTIVE PLAN
                       ADOPTED ORIGINALLY IN NOVEMBER 1998
                        AND AS AMENDED THROUGH MARCH 2000



         This 1998 Stock Incentive Plan (the "Plan") is adopted in consideration for services rendered and to be rendered to Communications World International, Inc. and related companies.

         1.   Definitions.


         The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:

         Board: The Board of Directors of Communications World International,
Inc.

         Change in Control: (i) The acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the beneficial ownership of more than fifty percent of the outstanding securities of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated, (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, (iv) a complete liquidation or dissolution of the Company, or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

         Code: The Internal Revenue Code of 1986, as amended.

         Common Stock: The no par value Common Stock of Communications World International, Inc.

         Company: Communications World International, Inc., a corporation incorporated under the laws of Colorado, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

         Consultant: A Consultant is any person, including any advisor, engaged by the Company or any Related Company to render consulting services and may include members of the Board.

         Continuous Status as an Employee or Consultant: The employment by, or relationship as a Consultant with, the Company or any Related Company is not interrupted or terminated. The Board, at its sole discretion, may determine whether Continuous Status as an Employee or Consultant shall be considered interrupted due to personal or other mitigating circumstances.

         Date of Grant: The date on which an Option is granted under the Plan.

         Employee: An Employee is an employee of the Company or any Related Company.


         Exchange Act: The Securities Exchange Act of 1934, as amended.

         Exercise Price: The price per share of Common Stock payable upon exercise of an Option.


         Fair Market Value: The Fair Market Value of the Option Shares. Such Fair Market Value as of any date shall be reasonably determined by the Option Committee; provided, however, that if there is a public market for the Common Stock, the Fair Market Value of the Option Shares as of any date shall be the officially quoted closing price, if available, through The Nasdaq Stock Market, Inc., or a stock exchange, or if no officially quoted closing price is available, the representative closing bid price, on the date in question. In the event there is no officially quoted closing price or bid price or the Common Stock is not traded publicly, the Fair Market Value of a share of Common Stock on any date shall be determined, in good faith, by the Board or the Option Committee after such consultation with outside legal, accounting and other experts as the Board or the Option Committee may deem advisable, and the Board or the Option Committee shall maintain a written record of its method of determining such value.

         Incentive Stock Options ("ISOs"): "Incentive Stock Options" as that term is defined in Section 422 of the Code.

         Non-Incentive Stock Options ("Non-ISOs"): Options which are not intended to qualify as "Incentive Stock Options" under Section 422 of the Code.

         Offeree: An Employee or Consultant to whom a Right to Purchase has been offered or who has acquired Restricted Stock under the Plan.

         Option: The rights granted to an Employee or Consultant to purchase Common Stock pursuant to the terms and conditions of an Option Agreement.

         Option Agreement: The written agreement (and any amendment or supplement thereto) between the Company and an Employee or Consultant designating the terms and conditions of an Option.

         Option Committee: The Plan shall be administered by the Option Committee which shall consist of the Board or a committee of the Board as the Board may from time to time designate composed of not less than two members of the Board who are not employees of the Company or a Related Company.

         Option Shares: The shares of Common Stock underlying an Option granted to an Employee or Consultant.

         Optionee: An Employee or Consultant who has been granted an Option.

         Participant: An Employee or Consultant who holds an Option, a Right to Purchase or Restricted Stock under the Plan.

         Purchase Price: The Purchase Price per share of Restricted Stock payable upon acceptance of a Right to Purchase.

         Related Company: Any subsidiary of the Company and any other business venture in which the Company has a significant interest as determined in the discretion of the Option Committee.

         Restricted Stock: The shares of Common Stock issued pursuant to Section 15, subject to any restrictions and conditions as are established pursuant to such Section 15.

         Right to Purchase: A right to purchase Restricted Stock granted to an Offeree pursuant to Section 15 hereof.

         Rule 16b-3: Rule 16b-3 as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act.

     2.  Purpose and Scope.

         (a) The purpose of this Plan is to advance the interests of the Company and its stockholders by affording Employees and Consultants an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in this Company.

         (b) This Plan authorizes the Option Committee to grant Options to purchase shares of Common Stock to Employees and Consultants selected by the Option Committee while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, and other matters.

     3. Administration of the Plan. The Plan shall be administered by the Option Committee. The Option Committee shall have the authority granted to it under this section and under each other section of the Plan.

         In accordance with and subject to the provisions of the Plan, the Option Committee shall select the Optionees and Offerees, shall determine (i) the number of shares of Common Stock to be subject to each Option and Right to Purchase, (ii) the time at which each Option or Right to

Purchase is to be granted, (iii) whether an Option or Right to Purchase shall be granted in exchange for the cancellation and termination of a previously granted option or options under the Plan or otherwise, (iv) the Exercise Price for the Option Shares, (v) the Purchase Price of Restricted Stock, (vi) the option period, and (vii) the manner in which the Option becomes exercisable. In addition, the Option Committee shall fix such other terms of each Option and Right to Purchase as the Option Committee may deem necessary or desirable. The Option Committee shall determine the form of Option Agreement to evidence each Option and the form of Stock Purchase Agreement to evidence each Right to Purchase.

         The Option Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Option Committee shall keep minutes of its meetings and those minutes shall be distributed to every member of the Board.

         All actions taken and all interpretations and determinations made by the Option Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Employees, Consultants, the Company and all other interested persons. No member of the Option Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Option Committee shall, in addition to rights they may have if Directors of the Company, be fully protected by the Company with respect to any such action, determination or interpretation.

     4. The Common Stock. The Board is authorized to appropriate, issue and sell for the purposes of the Plan, and the Option Committee is authorized to grant Options and Rights to Purchase with respect to, a total number, not in excess of 2,500,000 shares of Common Stock, either treasury or authorized but unissued, or the number and kind of shares of stock or other securities which in accordance with Section 16 shall be substituted for the 2,500,000 shares or into which such 2,500,000 shares shall be adjusted. All or any unsold shares subject to an Option or Right to Purchase that for any reason expires or otherwise terminates may again be made subject to Options or Rights to Purchase under the Plan. No person may be granted Options or Rights to Purchase under this Plan covering in excess of an aggregate of 500,000 Option Shares and shares of Restricted Stock in any calendar year, subject to adjustments in connection with
Section 16.

     5. Eligibility. Options which are intended to qualify as ISOs will be granted only to Employees. Employees and Consultants may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise, and may hold Rights to Purchase under the Plan.

     6. Option Price. The Exercise Price for the Option Shares shall be established by the Option Committee or shall be determined by a method established by the Option Committee; provided that the Exercise Price to be paid by Optionees for the Option Shares that are intended to qualify as ISOs, shall not be less than 100 percent of the Fair Market Value of the Option Shares on the Date of Grant, or the date on which the Optionee is hired or promoted (or similar event), if the Date of Grant occurs not more than 90 days after the date of such hiring, promotion or other event.

     7.  Duration and Exercise of Options.

         (a) The option period shall commence on the Date of Grant and shall be as set by the Option Committee, but not to exceed 10 years in length. Except as otherwise provided herein or as determined by the Option Committee, no Option shall be exercised for the period of one year following the Date of Grant; provided, however, that this limitation shall not apply to the exercise of an Option pursuant to the terms of the relevant Option Agreement upon the Optionee's death.

         (b) During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee; provided, that in the event of the legal disability of an Optionee, the guardian or personal representative of the Optionee may exercise the Option. However, if the Option is an ISO it may be exercised by the guardian or personal representative of the Optionee only if such guardian or personal representative obtains a ruling from the Internal Revenue Service or an opinion of counsel to the effect that neither the grant nor the exercise of such power is violative of the Code. Any opinion of counsel must be both from counsel and in a form acceptable to the Option Committee.

         (c) The Option Committee may determine whether any Option shall be exercisable in installments only; if the Option Committee determines that an Option shall be exercisable in installments, it shall determine the number of installments and the percentage of the Option exercisable at each installment date. All such installments shall be cumulative.

         (d) In the event an Optionee's Continuous Status as an Employee or Consultant terminates for any reason, any Option held by the Optionee on the date of termination may be exercised within 90 days after the date of termination, but only to the extent that the Option was exercisable according to its terms on the date of termination. After such 90-day period, any unexercised portion of an Option shall expire.

         (e) Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the Exercise Price for the Option Shares purchased as set forth in Section 8; provided, that an Option may not be exercised in part unless the Exercise Price for the Option Shares purchased is at least $2,000.

         (f) No Option may be exercised until the Plan is approved by the shareholders of the Company as provided in Section 17 below.

     8.  Payment for Option Shares. If the Exercise Price of the Option
Shares purchased by any Optionee at one time exceeds $2,000, the Option Committee may permit all or part of the Exercise Price for the Option Shares to be paid by delivery to the Company for cancellation shares of the Company's Common Stock previously owned by the Optionee with a Fair Market Value as of the date of payment equal to the portion of the Exercise Price for the Option Shares that the Optionee does not pay in cash. In the case of all other Option exercises, the Exercise Price shall be paid in cash or check upon exercise of the Option, except that the Option Committee may permit an Optionee to elect to pay the Exercise Price upon the exercise of an Option by authorizing a third party to sell some or all of the Option Shares acquired upon exercise of an Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

     9. Relationship to Employment or Position. Nothing contained in the Plan, or in any Option or Right to Purchase granted pursuant to the Plan, shall confer upon any Participant any right with respect to continuance of employment by the Company, as an Employee or as a Consultant or interfere in any way with the right of the Company to terminate the Participant's employment as an Employee or position as a Consultant, at any time.

     10. Nontransferability of Option. Except as otherwise provided by the Option Committee, no Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution.

     11. Rights as a Stockholder. No person shall have any rights as a shareholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in
Section 16, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

     12. Securities Laws Requirements. No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws, restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.

     13. Disposition of Shares. Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended, or any other applicable federal or state securities laws; (c) that if he is subject to reporting requirements under
Section 16(a) of the Exchange Act, he will (i) not violate Section 16(b) of the Exchange Act, (ii) furnish the Company with a copy of each Form 4 and Form 5 filed by him, and (iii) timely file all reports required under the federal securities laws; and (d) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

     14. Ten Percent Shareholder Rule. With respect to ISO's, no Option may be granted to an Employee who, at the time the Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, unless at the time the Option is granted the purchase price for the Option Shares is at least 110 percent of the Fair Market Value of the Option Shares on the Date of Grant and such Option by its terms is not exercisable after the expiration of five years from the Date of Grant.

     15.  Rights to Purchase

          15.1 Nature of Right to Purchase. A Right to Purchase granted to an Offeree entitles the Offeree to purchase, for a Purchase Price determined by the Option Committee, shares of Common Stock subject to such terms, restrictions and conditions as the Option Committee may determine at the time of grant ("Restricted Stock"). Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives.

          15.2 Acceptance of Right to Purchase. An Offeree shall have no rights with respect to the Restricted Stock subject to a Right to Purchase unless the Offeree shall have accepted the Right to Purchase within ten days (or such longer or shorter period as the Option Committee may specify) following the grant of the Right to Purchase by making payment of the full Purchase Price to the Company in the manner set forth in Section 15.3 hereof and by executing and delivering to the Company a Stock Purchase Agreement. Each Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Stock, not inconsistent with the provisions of this Plan, as the Option Committee shall, from time to time, deem desirable. Each Stock Purchase Agreement may be different from each other Stock Purchase Agreement.

         15.3 Payment of Purchase Price. Subject to any legal restrictions, payment of the Purchase Price upon acceptance of a Right to Purchase Restricted Stock may be made, in the discretion of the Option Committee, by (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Offeree that have been held by the Offeree for at least six months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

         15.4 Rights as a Shareholder. Upon complying with the provisions of
Section 15.2 hereof, an Offeree shall have the rights of a shareholder with respect to the Restricted Stock purchased pursuant to the Right to Purchase, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in the Stock Purchase Agreement. Unless the Option Committee shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company in accordance with the terms of the Stock Purchase Agreement.

         15.5 Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Stock Purchase Agreement or by the Option Committee. In the event a Participant's Continuous Service as an Employee or Consultant terminates for any reason, the Stock Purchase Agreement may provide, in the discretion of the Option Committee, that the Company shall have the right, exercisable at the discretion of the Option Committee , to repurchase (a) at the original Purchase Price, any shares of Restricted Stock which have not vested as of the date of termination, and (b) at Fair Market Value, any shares of Restricted Stock which have vested as of such date, on such terms as may be provided in the Stock Purchase Agreement.

         15.6 Vesting of Restricted Stock. The Stock Purchase Agreement shall specify the date or dates, the performance goals or objectives which must be achieved, and any other conditions on which the Restricted Stock may vest.

         15.7 Dividends. If payment for shares of Restricted Stock is made by promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Option Committee, to repayment of such note.

         15.8 Non-Assignability of Rights. No Right to Purchase shall be assignable or transferable except by will or the laws of descent and distribution or as otherwise provided by the Option Committee.

         16. Change in Stock, Adjustments, Etc. In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then appropriate adjustment shall be made by the Option Committee to the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Options and Rights to Purchase as provided in the respective Option Agreements and Stock Purchase Agreements in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

         17. Effective Date of Plan; Termination Date of Plan. Subject to the approval of the Plan by the affirmative vote of the holders of a majority of the Company's securities entitled to vote and represented at a meeting duly held in accordance with applicable law, the Plan shall be deemed effective November 12, 1998. The Plan shall terminate at midnight on November 11, 2008, except as to Options previously granted and outstanding under the Plan at that time. No Options or Rights to Purchase shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options or Rights to Purchase then outstanding under the Plan.

         18. Withholding Taxes. The Company, or any Related Company, may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company, or any Related Company, is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option or Right to Purchase including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares or Restricted Stock to be issued upon the exercise of any Option.

     19.  Change in Control.


         In the event of a Change in Control of the Company, (a) the Option Committee, in its discretion, may, at any time an Option or Right to Purchase is granted, or at any time thereafter, accelerate the time period relating to the exercise or realization of any Options, Rights to Purchase and Restricted Stock and (b) with respect to Options and Rights to Purchase, the Option Committee in its discretion may, at any time an Option or Right to Purchase is granted, or at any time thereafter, take one or more of the following actions: (i) provide for the purchase of each Option or Right to Purchase for an amount of cash or other property that could have been received upon the exercise of the Option or Right to Purchase had the Option been currently exercisable, (ii) adjust the terms of the Options and Rights to Purchase in a manner determined by the Option Committee to reflect the Change in Control, (iii) cause the Options and Rights to Purchase to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Options and Rights to Purchase, or the substitution for such Options and Rights to Purchase of new options and new rights to purchase of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Plan and such Options and Rights to Purchase, or the new options and rights to purchase substituted therefor, shall continue in the manner and under the terms so provided or (iv) make such other provision as the Committee may consider equitable. If the Option Committee does not take any of the foregoing actions, all Options and Rights to Purchase shall terminate upon the consummation of the Change in Control and the Option Committee shall cause written notice of the proposed transaction to be given to all Participants not less than fifteen days prior to the anticipated effective date of the proposed transaction.

     20.  Amendment.


         (a) The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the right of a Participant under an outstanding Option Agreement or Stock Purchase Agreement, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by law or agreement

         (b) The Committee may amend the terms of any Option or Right to Purchase theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3.

         (c) Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Options and Rights to Purchase which qualify for beneficial treatment under such rules without shareholder approval.

     21.  Other Provisions.

         (a) The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

         (b) Any expenses of administering the Plan shall be borne by the Company.

         (c) This Plan shall be construed to be in addition to any and all other compensation plans or programs. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

         (d) The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Colorado.


                                 * * * * * * * *

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

         The undersigned hereby appoint James M. Ciccarelli and Lionel Brown, or either of them, as Proxies or __________________________________ (shareholder may strike the Proxy Committee designated by management and insert the name and address of another person(s)) with power of substitution to vote all the shares of the undersigned with all of the powers which the undersigned would possess if personally present at the Special Meeting of the Shareholders of Communications World International, Inc. (the "Company") to be held at 10:00 A.M. on June 9, 2000 at 7388 South Revere Parkway, Suite 1000, Englewood, Colorado 80111, or any adjournment thereof, on the following matters:

1.       APPROVAL OF MERGER AGREEMENT

                     For                    Against                    Abstain
            ---------              ---------                  ---------

2. APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK

                     For                    Against                    Abstain
            ---------              ---------                  ---------

3. APPROVE THE AMENDMENT TO THE COMPANY'S 1998 STOCK INCENTIVE PLAN TO INCREASE AVAILABLE SHARES

                     For                    Against                    Abstain
            ---------              ---------                  ---------

         In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         Unless contrary instructions are given, the shares represented by this Proxy will be voted for the proposals set forth above.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

         Please sign exactly as shown on your stock certificate and on the envelope in which this Proxy was mailed. When signing as Partner, Officer, Trustee, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner should sign.


                                  Signature(s):
                                               ---------------------------------

                                  Signature(s):
                                               ---------------------------------

                                  Date:
                                       -----------------------------------------